    As filed with the Securities and Exchange Commission on OCTOBER 28, 2003

                                                              FILE NOs. 811-6589
                                                                        33-46374

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             / /
      Pre-Effective Amendment No. __                                / /
      Post-Effective Amendment No. 29                               /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      Amendment No. __                                              /X/

                        (Check appropriate box or boxes.)

                                   FIRST FUNDS
                                   -----------
               (Exact name of Registrant as Specified in Charter)

                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                                ----------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 442-1941

                           Traci A. Thelen, Secretary
                                   First Funds
                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                                ----------------
                     (Name and Address of Agent of Service)

                                    Copy to:

                             Desiree Franklin, Esq.
                       Baker, Donelson, Bearman & Caldwell
                         165 Madison Avenue, Suite 2100
                                Memphis, TN 38103

Approximate Date of Proposed Public Offering:   As soon as practicable after the
                                                effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

/X/   immediately upon filing pursuant to paragraph (b)
/ /   on [                   ], pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a)(1)
/ /   on ____________, pursuant to paragraph (a)(1)
/ /   75 days after filing pursuant to paragraph (a)(2)
/ /   on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

[GRAPHIC]

2003
PROSPECTUS

[FIRST FUNDS(SM) LOGO]


CORE EQUITY PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
INTERMEDIATE BOND PORTFOLIO
TENNESSEE TAX-FREE PORTFOLIO
CASH RESERVE PORTFOLIO
CLASS I
CLASS A
CLASS B
CLASS C

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
MUNICIPAL MONEY MARKET PORTFOLIO
CLASS I
CLASS A
CLASS C

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATED OCTOBER 28, 2003

[GRAPHIC]

                                                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS, AND PERFORMANCE

       Core Equity Portfolio                                                              1

       Capital Appreciation Portfolio                                                     3

       Intermediate Bond Portfolio                                                        5

       Tennessee Tax-Free Portfolio                                                       7

       U.S. Government Money Market Portfolio                                             9

       Municipal Money Market Portfolio                                                  11

       Cash Reserve Portfolio                                                            13

FEES AND EXPENSES OF THE PORTFOLIOS                                                      15

INVESTMENT DETAILS                                                                       19

WHO MANAGES THE PORTFOLIOS                                                               27

CLASS DEFINITIONS                                                                        32

HOW TO INVEST IN THE PORTFOLIOS                                                          33

PRIVACY POLICY                                                                           45

FINANCIAL HIGHLIGHTS                                                                     46

ADDITIONAL INFORMATION ABOUT THE PORFOLIOS                                       Back Cover


Not all First Funds Portfolios and/or Classes may be available in your state.

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this prospectus and, if given or made, such information or representations must not be relied upon. Also, this prospectus does not constitute an offering by the trust or its distributor in any jurisdiction where such an offering would not be lawful.


FIRSTFUNDS:  Not FDIC Insured  May Go Down In Value  Not Guaranteed By Any Bank
                                                       or Government Agency

CORE EQUITY PORTFOLIO

[GRAPHIC]

              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVE -- The objective of the Core Equity Portfolio (the "Portfolio") is to achieve maximum total return through capital appreciation by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, First Tennessee Bank National Association ("First Tennessee" or "Adviser") and Highland Capital Management Corp. ("Highland" or "Sub-Adviser") currently intend to invest at least 80% of the Portfolio's assets in common stock and American Depositary Receipts (ADRs) of U.S. and international companies that are traded on major domestic securities exchanges (NYSE, AMEX, NASDAQ). The Portfolio may also invest in convertible preferred stock, bonds, and debentures that are convertible into common stock. If the Board of Trustees determines to change the Portfolio's policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, it will provide the shareholders of the Portfolio at least 60 days prior written notice of the change.

PRIMARY RISKS -- Like all managed funds, there is a risk that the Adviser's strategy for managing the Portfolio may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and anticipated events. As a result, the price of the Portfolio's investments may go down and you could lose money on your investment.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

The value of the Portfolio's shares, like stock prices generally, will fluctuate within a wide range. An investor in the Portfolio could lose money over short or even long periods of time.

Please remember there is no guarantee that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit or any other obligation of a bank, is not insured, endorsed, or guaranteed by the FDIC, a bank or any government agency, and involves investment risk including the possible loss of the principal amount invested.

SHOULD I INVEST IN THE CORE EQUITY PORTFOLIO?

The Portfolio may be appropriate for you if:

- You can tolerate the price fluctuations and volatility that are inherent in investing in a broad-based stock mutual fund.

-  You seek an investment that seeks to provide long-term capital appreciation.

-  You wish to add an equity fund to your existing investment portfolio.

- You seek growth of capital over a long-term investment time horizon--at least five years.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. The Portfolio's past performance (before and after taxes) does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

[CHART]

YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/94                 5.27%
12/31/95                29.52%
12/31/96                25.92%
12/31/97                36.16%
12/31/98                22.76%
12/31/99                22.35%
12/31/00                10.66%
12/31/01               (12/31)%
12/31/02               (26.79)%

Best quarter (quarter ended December 31, 1998) -- 20.60%

Worst quarter (quarter ended September 30, 2002) -- (17.78)%

Year-to-date return (as of September 30, 2003) -- 17.57%

The following table lists the Portfolio's average year-by-year return by Class over the past one- and five-year periods and since the inception of each Class of shares. The table also compares the average annual total returns of each Class of shares of the Portfolio for the periods shown to the performance of the S&P 500 Index.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                                        INCEPTION DATE      1 YEAR          5 YEARS     SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------------
CLASS I                                                     8/2/93
         Return Before Taxes                                               (26.79)%          1.30%          11.01%
         Return After Taxes on Distributions                               (26.91)%         (0.23)%          9.17%
         Return After Taxes on Distributions and
           Sale of Portfolio Shares                                        (16.44)%          1.42%           9.12%
-------------------------------------------------------------------------------------------------------------------------
CLASS A                                                    12/20/95        (31.15)%         (0.16)%          8.05%
-------------------------------------------------------------------------------------------------------------------------
CLASS B                                                     8/3/99         (31.20)%           N/A           (9.17)%
-------------------------------------------------------------------------------------------------------------------------
CLASS C                                                    12/9/93         (28.26)%          0.27%           9.48%
-------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX                                               8/2/93         (22.10)%         (0.58)%          9.39%
-------------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only, and after-tax returns for other Classes will vary.

Returns after taxes on distributions and sale of Portfolio shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Portfolio shares.

The S&P 500 Index is an unmanaged index tracking the performance of 500 publicly traded U.S. stocks and is often used to indicate the performance of the overall domestic stock market. The S&P 500 is not a mutual fund, and you cannot invest in it directly. Also, the performance of the S&P 500 does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

                                                              www.FIRSTFUNDS.com

CAPITAL APPRECIATION PORTFOLIO

              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVE -- The objective of the Capital Appreciation Portfolio (the "Portfolio") is to seek long-term capital appreciation by investing at least 65% of its total assets in equity securities of smaller-capitalization companies.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, Delaware Management Company ("DMC") currently intends to invest at least 80% of the Portfolio's total assets in equity securities of companies with market capitalizations generally between $200 million and $2 billion at the time of purchase, with an average market capitalization of the Portfolio not to exceed $1.5 billion. The Portfolio also may invest in preferred stock, bonds and debentures convertible into common stock of U.S.-based companies of all sizes, industries, and geographical markets. The Portfolio may also invest in securities of foreign issuers.

PRIMARY RISKS -- Like all managed funds, there is a risk that the Adviser's strategy for managing the Portfolio may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and anticipated events. As a result, the price of the Portfolio's investments may go down and you could lose money on your investment.

The Portfolio's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Occasionally, small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

The Portfolio's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Portfolio sold and replaced securities valued at 100% of its net assets within one year. High turnover rate can result in increased transaction costs and tax liability for investors, which may affect the Portfolio's performance.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

The value of the Portfolio's shares, like stock prices, generally will fluctuate within a wide range. An investor in the Portfolio could lose money over short or even long periods of time.

Please remember there is no guarantee that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit or any other obligation of a bank, is not insured, endorsed, or guaranteed by the FDIC, a bank or any government agency, and involves investment risk including the possible loss of the principal amount invested.

SHOULD I INVEST IN THE CAPITAL APPRECIATION PORTFOLIO?

The Portfolio may be appropriate for you if:

- You can tolerate the price fluctuations and volatility that are inherent in investing in a stock mutual fund that invests in small and medium-capitalization companies.

-  You seek long-term capital appreciation in your investment.

- You wish to add an aggressive growth-oriented stock fund to your existing investment portfolio.

-  You are not seeking current income or the preservation of capital.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. The Portfolio's past performance (before and after taxes) does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

[CHART]

YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/98                1.59%
12/31/99               27.83%
12/31/00                9.88%
12/31/01              (13.03)%
12/31/02              (20.26)%

Best quarter (quarter ended December 31, 1999) -- 29.28%

Worst quarter (quarter ended September 30, 2001) -- (26.95%)

Year-to-date return (as of September 30, 2003) -- 30.68%

The following table lists the Portfolio's average year-by-year return by Class over the past one-year period and since the inception of each Class of shares. The table also compares the average annual returns of each Class of shares of the Portfolio for the periods shown to the performance of the Russell 2000(R) Growth Index.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                                          INCEPTION DATE    1 YEAR          5 YEARS     SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------------
CLASS I                                                       9/2/97
         Return Before Taxes                                               (20.26)%         (0.21)%         (0.38)%
         Return After Taxes on Distributions                               (20.26)%         (2.10)%         (2.16)%
         Return After Taxes on Distributions and
           Sale of Portfolio Shares                                        (12.44)%         (4.60)%         (0.83)%
-------------------------------------------------------------------------------------------------------------------------
CLASS A                                                      10/2/97       (25.16)%         (1.72)%         (2.79)%
-------------------------------------------------------------------------------------------------------------------------
CLASS B                                                       8/3/99       (25.13)%           N/A           (3.19)%
-------------------------------------------------------------------------------------------------------------------------
CLASS C                                                      10/2/97       (21.89)%         (1.34)%         (2.47)%
-------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH                                        9/2/97       (30.57)%         (6.64)%         (6.40)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only, and after-tax returns for other Classes will vary.

Returns after taxes on distributions and sale of Portfolio shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Portfolio shares.

The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Growth Index is not a mutual fund and you cannot invest in it directly. Also, the performance of the Russell 2000(R) Growth Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

INTERMEDIATE BOND PORTFOLIO

              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVE -- The objective of the Intermediate Bond Portfolio (the "Portfolio") is to seek current income consistent with the preservation of capital by investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio primarily invests in investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as investment grade mortgage-backed and asset-backed securities. Investment grade debt securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). The Portfolio may also invest up to 5% of its net assets in unrated securities that First Tennessee Bank National Association ("First Tennessee" or "Adviser") and Martin & Company, Inc. ("Martin" or "Sub-Adviser") determine are of equivalent quality to the other securities in which the Portfolio invests. The Portfolio also may invest in securities of foreign issuers and engage in foreign currency transactions. If the Board of Trustees determines to change the Portfolio's policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, it will provide the shareholders of the Portfolio at least 60 days prior written notice of the change.

The Portfolio primarily invests in short to intermediate bonds. While the Portfolio may invest in securities of any maturity, the Portfolio's dollar-weighted average maturity will range between three to six years. The Sub-Adviser may vary the average Portfolio maturity, within this range, based upon prevailing interest rates and economic conditions.

PRIMARY RISKS -- Because the Portfolio invests substantially all of its assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

An investor in the Portfolio could lose money over short or even long periods of time.

Please remember there is no guarantee that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit or any other obligation of a bank, is not insured, endorsed, or guaranteed by the FDIC, a bank or any government agency, and involves investment risk including the possible loss of the principal amount invested.

SHOULD I INVEST IN THE INTERMEDIATE BOND PORTFOLIO?

The Portfolio may be appropriate for you if:

- You seek higher potential returns than money market funds and you can tolerate the risks associated with investing in fixed-income securities.

-  You seek an income mutual fund for an asset allocation program.

- You have a longer-term investment perspective and are prepared to maintain your investment in the Portfolio for several years.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. The Portfolio's past performance (before and after taxes) does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

[CHART]

YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/99                0.25%
12/31/00               10.66%
12/31/01                8.71%
12/31/02                9.57%

Best quarter (quarter ended September 30, 2001) -- 4.92%

Worst quarter (quarter ended June 30, 1999) -- (0.68)%

Year-to-date return (as of September 30, 2003) -- 3.21%

The following table lists the Portfolio's average year-by-year return by Class over the past one-year period and since the inception of each Class of shares. The table also compares the average annual total returns of each Class of shares of the Portfolio for the periods shown to the performance of the Lehman Brothers Intermediate Government/Credit Index. Information for Class B shares is not included in the table because Class B has not been in existence for one full calendar year. Once Class B shares have been in existence for one full calendar year, the performance of Class B shares will be included in the table.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                                      INCEPTION DATE       1 YEAR       SINCE INCEPTION
---------------------------------------------------------------------------------------------------------
CLASS I                                                   3/2/98
      Return Before Taxes                                                   9.57%            7.33%
      Return After Taxes on Distributions                                   7.40%            4.98%
      Return After Taxes on Distributions and
         Sale of Fund Shares                                                5.87%            4.70%
---------------------------------------------------------------------------------------------------------
CLASS A                                                   3/9/98            5.50%            6.28%
---------------------------------------------------------------------------------------------------------
CLASS C                                                   5/19/98           7.73%            6.52%
---------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS
INTERMEDIATE GOV'T/CREDIT INDEX                           3/2/98            9.82%            7.47%
---------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only, and after tax returns for other Classes will vary.

The Lehman Brothers Intermediate Government/Credit Index represents an unmanaged diversified portfolio of investment grade bonds with maturities of up to 10 years. The Lehman Brothers Intermediate Government/Credit Index is not a mutual fund and you cannot invest in it directly. Also, the performance of the Lehman Brothers Intermediate Government/Credit Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

TENNESSEE TAX-FREE PORTFOLIO

              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVE -- The objective of the Tennessee Tax-Free Portfolio (the "Portfolio") is to provide a high level of current income, which is exempt from federal and Tennessee personal income tax, by investing in a portfolio consisting primarily of Tennessee tax-free obligations.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio invests in investment grade municipal obligations issued by the state of Tennessee or any city, county, school district or any other political agency or sub-division of the state of Tennessee. The Portfolio seeks to invest its assets so that, to the fullest extent possible, the income that is received by the Portfolio will be exempt from both Tennessee and federal income taxes.

Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations whose interest is exempt from federal and Tennessee personal income taxes. If the Board of Trustees determines to change the Portfolio's policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations of Tennessee issuers, it will provide the shareholders of the Portfolio at least 60 days prior written notice of the change.

The Portfolio may invest in a wide range of municipal obligations, including tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligations or revenue bonds (including municipal lease obligations and resources recovery bonds); and industrial development bonds. The Portfolio may invest in obligations of any duration.

However, while the dollar-weighted average maturity of the Portfolio may vary, Martin & Company, Inc. ("Martin" or "Sub-Adviser") currently anticipates that the dollar-weighted average portfolio maturity of the Portfolio will be between five and 15 years. As a fixed-income securities adviser, Martin historically has favored securities with a maturity range between three and 10 years.

PRIMARY RISKS -- The Portfolio is not diversified and it may invest a higher percentage of its assets in the securities of a smaller number of issuers.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

An investor in the Portfolio could lose money over short or even long periods of time.

Please remember there is no guarantee that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit or any other obligation of a bank, is not insured, endorsed, or guaranteed by the FDIC, a bank or any government agency, and involves investment risk including the possible loss of the principal amount invested.

SHOULD I INVEST IN THE TENNESSEE TAX-FREE PORTFOLIO?

The Portfolio may be appropriate for you if:

- You seek higher potential returns than money market funds and you can tolerate the risks associated with investing in fixed-income securities.

-  You seek an income mutual fund for an asset allocation program.

- You have a longer-term investment perspective and are prepared to maintain your investment in the Portfolio for several years.

- You are seeking a high-quality portfolio of municipal obligations and you are seeking income that is exempt from both federal and Tennessee income tax.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. The Portfolio's past performance (before and after taxes) does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

[CHART]

YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/96               3.64%
12/31/97               8.61%
12/31/98               6.11%
12/31/99              (0.64)%
12/31/00               8.31%
12/31/01               4.79%
12/31/02               7.99%

Best quarter (quarter ended September 30, 2002) -- 3.61%

Worst quarter (quarter ended June 30, 1999) -- (1.70)%

Year-to-date return (as of September 30, 2003) -- 3.32%

The following table lists the Portfolio's average year-by-year return by Class over the past one-year and five-year periods and since the inception of each Class of shares. The table also compares the average annual total returns of each Class of shares for the periods shown to the performance of the Lehman Brothers 10-Year Municipal Bond Index.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                                        INCEPTION DATE      1 YEAR          5 YEAR      SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------------
CLASS I                                                    12/15/95
    Return Before Taxes                                                      7.99%           5.26%           5.56%
    Return After Taxes on Distributions                                      7.93%           5.22%           5.53%
    Return After Taxes on Distributions and
      Sale of Portfolio Shares                                               6.59%           5.09%           5.38%
-------------------------------------------------------------------------------------------------------------------------
CLASS A                                                    12/29/95          3.69%           4.26%           5.15%
-------------------------------------------------------------------------------------------------------------------------
CLASS B                                                    08/03/99          3.24%            N/A            4.74%
-------------------------------------------------------------------------------------------------------------------------
CLASS C                                                    12/15/95          6.47%           4.77%           5.15%
-------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX               12/15/95         10.17%           6.11%           6.38%
-------------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only, and after-tax returns for other Classes will vary.

The Lehman Brothers 10-Year Municipal Bond Index is a broad market performance benchmark for the shorter-term tax-exempt municipal bond market. The Lehman Brothers 10-Year Municipal Bond Index is not a mutual fund, and you cannot invest in it directly. Also, the performance of the Lehman Brothers 10-Year Municipal Bond Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVE -- The objective of the U.S. Government Money Market Portfolio (the "Portfolio") is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in instruments issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities. Most of the securities held by the Portfolio are backed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by the same. If the Board of Trustees determines to change the Portfolio's policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in instruments issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or instrumentalities, it will provide the shareholders of the Portfolio at least 60 days prior written notice of the change.

PRIMARY RISKS -- Like all managed funds, there is a risk that the Adviser's strategy for managing the Portfolio may not achieve the desired results. The value of money market investments tends to fall when prevailing interest rates rise or when an issuer's creditworthiness declines, although they're generally less sensitive to such changes than longer-term securities.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

SHOULD I INVEST IN THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO?

The Portfolio may be appropriate for you if:

-  You require stability of principal.

- You seek a money market mutual fund for the cash portion of your asset allocation program.

- You seek an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

-  You consider yourself a saver rather than an investor.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. Past performance of the Portfolio does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

[CHART]

YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/93                2.97%
12/31/94                4.20%
12/31/95                5.72%
12/31/96                5.20%
12/31/97                5.32%
12/31/98                5.18%
12/31/99                4.83%
12/31/00                6.26%
12/31/01                4.03%
12/31/02                1.68%

Best quarter (quarter ended September 30, 2000) -- 1.63%

Worst quarter (quarter ended December 31, 2002) -- 0.36%

Year-to-date return (as of September 30, 2003) -- 0.79%

The table below lists the U.S. Government Money Market Portfolio's average year-by-year return by Class over the past one-, five- and ten-year periods and since the inception of each Class of shares. If you would like to know the current seven-day yield of the U.S. Government Money Market Portfolio, please call First Funds at (800) 442-1941, (option 1).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)

              INCEPTION DATE       1 YEAR          5 YEARS        10 YEARS        SINCE INCEPTION
---------------------------------------------------------------------------------------------------
Class I          11/12/92           1.68%           4.39%           4.53%              4.51%
Class A*                             N/A             N/A             N/A                N/A
Class C           8/8/95            1.43%           4.08%            N/A               4.37%

* Information for Class A shares is not included in the table because this Class was not operational as of the date of this prospectus.

MUNICIPAL MONEY MARKET PORTFOLIO

              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVE -- The objective of the Municipal Money Market Portfolio (the "Portfolio") is to seek as high a level of federally tax-exempt income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio will invest in high-quality, short-term municipal obligations. The Portfolio also may invest in high-quality, long-term, fixed, variable, or floating rate instruments (including tender option bonds) that have interest rates, maturities, and prices comparable to similar short-term instruments. Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations whose interest is exempt from federal income taxes. If the Board of Trustees determines to change the Portfolio's policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations, it will provide the shareholder of the Portfolio at least 60 days prior written notice of the change.

PRIMARY RISKS -- Like all managed funds, there is a risk that the Adviser's strategy for managing the Portfolio may not achieve the desired results. The value of money market investments tends to fall when prevailing interest rates rise or when an issuer's creditworthiness declines, although they're generally less sensitive to such changes than longer-term securities. In addition, income earned on municipal obligations may be subject to state and/or local taxes or may be treated as a preference item for determining the federal alternative minimum tax.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

SHOULD I INVEST IN THE MUNICIPAL MONEY MARKET PORTFOLIO?

The Portfolio may be appropriate for you if:

-  You require stability of principal.

- You seek a money market mutual fund for the cash portion of your asset allocation program.

- You seek an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

-  You consider yourself a saver rather than an investor.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. Past performance of the Portfolio does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

[CHART]

YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/93                 2.30%
12/31/94                 2.77%
12/31/95                 3.77%
12/31/96                 3.34%
12/31/97                 3.36%
12/31/98                 3.16%
12/31/99                 3.04%
12/31/00                 3.97%
12/31/01                 2.61%
12/31/02                 1.30%

Best quarter (quarter ended December 31, 2000) -- 1.03%

Worst quarter (quarter ended September 30, 2002) -- 0.31%

Year-to-date return (as of September 30, 2003) -- 0.66%

The table below lists the Municipal Money Market Portfolio's average year-by-year return by Class over the past one-, five- and 10-year periods and since the inception of each Class of shares. If you would like to know the current seven-day yield of the Municipal Money Market Portfolio, please call First Funds at (800) 442-1941 (option 1).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                 INCEPTION DATE         1 YEAR          5 YEARS        10 YEARS      SINCE INCEPTION
------------------------------------------------------------------------------------------------------
Class I             11/12/92             1.30%           2.81%           2.96             2.95%
Class A*                                  N/A             N/A             N/A              N/A
Class C              7/28/95             1.05%           2.51%            N/A             2.72%

* Information for Class A shares is not included in the table because this Class was not operational as of the date of this prospectus.

CASH RESERVE PORTFOLIO

              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVE -- The objective of the Cash Reserve Portfolio (the "Portfolio") is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio may invest in a broad range of high-quality, short-term, U.S. dollar-denominated money market obligations, including, but not limited to: certificates of deposit, commercial paper, bankers' acceptances, and notes issued by U.S. and foreign banks. The securities in which the Portfolio typically invests are issued by issuers in the financial services industry, including, foreign and domestic banks, insurance companies, brokerage firms, and consumer and industrial finance companies. The Portfolio also may invest in repurchase agreements.

PRIMARY RISKS -- Like all managed funds, there is a risk that the Adviser's strategy for managing the Portfolio may not achieve the desired results. The value of money market investments tends to fall when prevailing interest rates rise or when an issuer's creditworthiness declines, although they're generally less sensitive to such changes than longer-term securities. In addition, foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or less stringent regulatory and reporting standards.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

SHOULD I INVEST IN THE CASH RESERVE PORTFOLIO?

The Portfolio may be appropriate for you if:

-  You require stability of principal.

- You seek a money market mutual fund for the cash portion of your asset allocation program.

- You seek an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

-  You consider yourself a saver rather than an investor.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. Past performance of the Portfolio does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

[CHART]

YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/95                 5.74%
12/31/96                 5.18%
12/31/97                 5.37%
12/31/98                 5.32%
12/31/99                 4.96%
12/31/00                 6.34%
12/31/01                 4.15%
12/31/02                 1.66%

Best quarter (quarter ended September 30, 2000) -- 1.63%

Worst quarter (quarter ended December 30, 2002) -- 0.38%

Year-to-date return (as of September 30, 2003) -- 0.77%

The table below lists the Cash Reserve Portfolio's average year-by-year return by Class over the past one- and five-year periods and since the inception of each Class of shares. If you would like to know the current seven-day yield of the Cash Reserve Portfolio, please call First Funds at (800) 442-1941, (option
1). Information for Class B shares is not included in the table because Class B has not been in existence for one full calendar year. Once Class B shares have been in existence for one full calendar year, the performance of Class B shares will be included in the table.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                   INCEPTION DATE          1 YEAR          5 YEARS         SINCE INCEPTION
--------------------------------------------------------------------------------------------
Class I                9/26/94              1.66%           4.47%               4.84%
Class A*                                     N/A             N/A                 N/A
Class B                                      N/A             N/A                 N/A
Class C                7/28/95              1.40%           4.21%               4.50%

* Information for Class A shares is not included in the table because this Class was not operational as of the date of this prospectus.

FEES AND EXPENSES OF THE PORTFOLIOS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   MAXIMUM DEFERRED SALES CHARGE
                                MAXIMUM SALES CHARGE (LOAD)         (LOAD) (AS A PERCENTAGE OF
                                 IMPOSED ON PURCHASES AS A         PURCHASE PRICE OR REDEMPTION
                               PERCENTAGE OF OFFERING PRICE           PROCEEDS AS APPLICABLE)
------------------------------------------------------------------------------------------------------
CORE EQUITY
   Class I                                  None                                 None
   Class A                                  5.75%                                None
   Class B                                  None                                 5.00%
   Class C                                  None                                 1.00%(1)

CAPITAL APPRECIATION
   Class I                                  None                                 None
   Class A                                  5.75%                                None
   Class B                                  None                                 5.00%
   Class C                                  None                                 1.00%(1)

INTERMEDIATE BOND
   Class I                                  None                                 None
   Class A                                  3.50%                                None
   Class B                                  None                                 4.00%
   Class C                                  None                                 1.00%(2)

TENNESSEE TAX-FREE
   Class I                                  None                                 None
   Class A                                  3.75%                                None
   Class B                                  None                                 4.00%
   Class C                                  None                                 1.00%(3)

U.S. GOVERNMENT MONEY MARKET
   Class I                                  None                                 None
   Class A                                  None                                 None
   Class C                                  None                                 None

MUNICIPAL MONEY MARKET
   Class I                                  None                                 None
   Class A                                  None                                 None
   Class C                                  None                                 None

CASH RESERVE
   Class I                                  None                                 None
   Class A                                  None                                 None
   Class B                                  None                                 5.00%
   Class C                                  None                                 None

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                        DISTRIBUTION                     TOTAL PORTFOLIO                       NET PORTFOLIO
                       MANAGEMENT         (12b-1)          OTHER           OPERATING             FEE             OPERATING
                        FEES(4)            FEES           EXPENSES          EXPENSES            WAIVERS           EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY
   Class I               0.65%             0.00%            0.33%             0.98%               N/A              N/A
   Class A               0.65%             0.00%            0.59%             1.24%               N/A              N/A
   Class B               0.65%             1.00%            0.36%             2.01%               N/A              N/A
   Class C               0.65%             0.75%            0.58%             1.98%               N/A              N/A

CAPITAL APPRECIATION
   Class I               0.85%             0.00%            0.41%             1.26%               N/A              N/A
   Class A               0.85%             0.00%            0.64%             1.49%               N/A              N/A
   Class B               0.85%             1.00%            0.41%             2.26%               N/A              N/A
   Class C               0.85%             0.75%            0.64%             2.24%               N/A              N/A

INTERMEDIATE BOND
   Class I               0.50%             0.00%            0.32%             0.82%             (0.20)%(5)        0.62%
   Class A               0.50%             0.00%            0.58%             1.08%             (0.20)%(5)        0.88%
   Class B               0.50%             0.70%            0.31%(6)          1.51%             (0.20)%(5)        1.31%
   Class C               0.50%             0.75%(7)         0.57%             1.82%             (0.20)%(5)        1.62%

TENNESSEE TAX-FREE
   Class I               0.50%             0.00%            0.33%             0.83%             (0.20)%(5)        0.63%
   Class A               0.50%             0.00%            0.57%(8)          1.07%             (0.20)%(5)        0.87%
   Class B               0.50%             0.70%            0.32%             1.52%             (0.20)%(5)        1.32%
   Class C               0.50%             0.75%(7)         0.57%(8)          1.82%             (0.20)%(5)        1.62%

U.S. GOVERNMENT
  MONEY MARKET
   Class I               0.13%             0.00%            0.21%             0.34%             (0.09)%(9)        0.25%
   Class A               0.13%             0.00%            0.46%(10)         0.59%             (0.09)%(9)        0.50%
   Class C               0.13%             0.45%(11)        0.21%             0.79%             (0.09)%(9)        0.70%

MUNICIPAL MONEY
  MARKET
   Class I               0.13%             0.00%            0.20%             0.33%             (0.03)%(12)       0.30%
   Class A               0.13%             0.00%            0.45%(10)         0.58%             (0.03)%(12)       0.55%
   Class C               0.13%             0.45%(11)        0.20%             0.78%             (0.03)%(12)       0.75%

CASH RESERVE
   Class I               0.13%             0.00%            0.21%             0.34%             (0.04)%(12)       0.30%
   Class A               0.13%             0.00%            0.46%(10)         0.59%             (0.04)%(12)       0.55%
   Class B               0.13%             1.00%(13)        0.23%(6)          1.36%             (0.04)%(12)       1.32%
   Class C               0.13%             0.45%(11)        0.21%             0.79%             (0.04)%(12)       0.75%

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each Class of shares offered by the Portfolio. The example assumes a 5% average annual return, that you reinvest all of your dividends, and that the Portfolios' operating expenses remain the same. Your actual costs may be higher or lower.

                                         ASSUMING REDEMPTION                                ASSUMING NO REDEMPTION
                                          AT END OF PERIOD                                     AT END OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                            1-YEAR       3-YEARS      5-YEARS     10-YEARS      1-YEAR       3-YEARS     5-YEARS      10-YEARS
CORE EQUITY
Class I                   $      100   $      312   $      541   $    1,200   $      100   $      312   $      541   $    1,200
Class A                   $      694   $      946   $    1,217   $    1,987   $      694   $      946   $    1,217   $    1,987
Class B(14)               $      704   $      930   $    1,282   $    2,137   $      204   $      630   $    1,082   $    2,137
Class C                   $      301   $      621   $    1,067   $    2,303   $      201   $      621   $    1,067   $    2,303

CAPITAL APPRECIATION
Class I                   $      128   $      400   $      691   $    1,521   $      128   $      400   $      691   $    1,521
Class A                   $      718   $    1,019   $    1,341   $    2,250   $      718   $    1,019   $    1,341   $    2,250
Class B(14)               $      729   $    1,006   $    1,409   $    2,398   $      229   $      706   $    1,209   $    2,398
Class C                   $      327   $      700   $    1,199   $    2,571   $      227   $      700   $    1,199   $    2,571

INTERMEDIATE BOND
Class I                   $       84   $      262   $      455   $    1,013   $       84   $      262   $      455   $    1,013
Class A                   $      456   $      681   $      924   $    1,620   $      456   $      681   $      924   $    1,620
Class B(15)               $      554   $      777   $    1,023   $    1,578   $      154   $      477   $      823   $    1,578
Class C                   $      285   $      572   $      985   $    2,134   $      185   $      572   $      985   $    2,134

TENNESSEE TAX-FREE
Class I                   $       85   $      265   $      460   $    1,025   $       85   $      265   $      460   $    1,025
Class A                   $      480   $      703   $      943   $    1,630   $      480   $      703   $      943   $    1,630
Class B(15)               $      555   $      780   $    1,029   $    1,579   $      155   $      480   $      829   $    1,579
Class C                   $      285   $      572   $      985   $    2,134   $      185   $      572   $      985   $    2,134

U.S. GOVERNMENT MONEY
  MARKET
Class I                   $       35   $      109   $      191   $      431   $       35   $      109   $      191   $      431
Class A                   $       60   $      189   $      329   $      737   $       60   $      189   $      329   $      737
Class C                   $       81   $      252   $      439   $      977   $       81   $      252   $      439   $      977

MUNICIPAL MONEY MARKET
Class I                   $       34   $      106   $      185   $      418   $       34   $      106   $      185   $      418
Class A                   $       59   $      186   $      324   $      725   $       59   $      186   $      324   $      725
Class C                   $       80   $      249   $      433   $      965   $       80   $      249   $      433   $      965

CASH RESERVE
Class I                   $       35   $      109   $      191   $      431   $       35   $      109   $      191   $      431
Class A                   $       60   $      189   $      329   $      737   $       60   $      189   $      329   $      737
Class B(16)               $      638   $      731   $      944   $    1,477   $      138   $      431   $      744   $    1,477
Class C                   $       81   $      252   $      439   $      977   $       81   $      252   $      439   $      977

(1) Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions from Class C after one year from date of purchase.

(2) Applied to redemptions made during the first 16 months after purchase. No deferred sales charges are imposed on redemptions from Class C after 16 months from date of purchase.

(3) Applied to redemptions made during the first two years after purchase. No deferred sales charges are imposed on redemptions from Class C after two years from date of purchase.

(4) For a description of each Portfolio's Management fee breakpoints, please refer to the "Who Manages the Portfolio" section in this Prospectus.

(5) First Tennessee, as Adviser, has contractually agreed through June 30, 2004, to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent that such management fee exceeds 0.30% of the average net assets of the Portfolio.

(6) Because Class B shares have not been in existence for a full year, this amount is estimated.

(7) The trustees have agreed to limit the 12b-1 fees applicable to Class C shares to 0.50%.

(8) Other expenses include shareholder servicing fees of 0.25% with respect to Class A and C. The trustees have agreed to limit the shareholder servicing fees applicable to Class C shares to 0.00%.

(9) First Tennessee Bank, as Co-Investment Adviser and Co-Administrator, has contractually agreed to waive Portfolio-level expenses to the extent necessary for Class I to maintain a total expense ratio of no more than 0.25% of its average net assets for the fiscal year ending June 30, 2004. Because this waiver is on Portfolio-level expenses, it reduces the expenses for all classes of the U.S. Government Money Market Portfolio.

(10) Because Class A is not currently operational, this amount is estimated.

(11) The trustees have agreed to limit the 12b-1 fees applicable to Class C shares to 0.25%.

(12) First Tennessee Bank, as Co-Investment Adviser and Co-Administrator, has contractually agreed to waive Portfolio-level expenses to the extent necessary for Class I to maintain a total expense ratio of no more than 0.30% of its average net assets for the fiscal year ending June 30, 2004. Because this waiver is on Portfolio-level expenses, it reduces the expenses for all classes of the Municipal Money Market and Cash Reserve Portfolios.

(13) The 12b-1 fees applicable to Class B shares are currently being waived to 0.65%. Because this waiver is voluntary, it may be removed at any time.

(14) The Class B example reflects the conversion of Class B shares to Class A shares after eight years from the date of purchase of Class B shares.

(15) The Class B example reflects the conversion of Class B shares to Class A shares after six years from the date of purchase of Class B shares.

(16) The Class B example reflects the conversion of Class B shares to Class C shares after eight years from the date of purchase.

INVESTMENT DETAILS

CORE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The objective of the Portfolio is to achieve maximum total return through capital appreciation by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Adviser and Sub-Adviser currently intend to invest at least 80% of the Portfolio's assets in common stock and American Depositary Receipts (ADRs) of U.S. and international companies that are traded on major domestic securities exchanges (NYSE, AMEX, NASDAQ). The Portfolio may also invest in convertible preferred stock, bonds, and debentures that are convertible into common stock. If the Board of Trustees determines to change the Portfolio's policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, it will provide the shareholders of the Portfolio at least 60 days prior written notice of the change.

In selecting investments for the Portfolio, Highland analyzes the fundamentals of individual companies. Fundamental analysis considers a company's essential soundness and future prospects, as well as overall industry outlook. Highland believes that companies with superior financial characteristics bought at attractive valuation levels have produced superior results over time. To find such characteristics, Highland's analysts search for companies producing consistent earnings and growth over a full market cycle. The portfolio managers, in turn, use this research to select stocks for purchase or sale by the Portfolio.

In response to adverse economic or market conditions, the Portfolio may invest without limit in short-term money market securities including, but not limited to, U.S. Government obligations, commercial paper, and certificates of deposit. This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions.

CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The objective of the Portfolio is to seek long-term capital appreciation by investing at least 65% of its total assets in equity securities of smaller-capitalization companies.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, DMC currently intends to invest at least 80% of the Portfolio's total assets in equity securities of companies with market capitalizations generally between $200 million and $2 billion at the time of purchase, with an average market capitalization of the Portfolio not to exceed $1.5 billion. The Portfolio also may invest in preferred stock, bonds and debentures convertible into common stock of U.S.-based companies of all sizes, industries, and geographical markets. The Portfolio may also invest in securities of foreign issuers.

In selecting investments for the Portfolio, DMC analyzes the fundamental values of individual companies as well as particular industries. In particular, a company is evaluated by visiting management and through assessing other levels of the company, its competitors, its customers, and its vendors. Fundamental analysis considers a company's essential soundness and future prospects, as well as overall industry outlook. The Portfolio also may invest in foreign securities that DMC believes possess unusual values.

In response to adverse economic or market conditions, the Portfolio may invest without limit in short-term money market securities including, but not limited to, U.S. Government obligations, commercial paper, and certificates of deposit. This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions.

INTERMEDIATE BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The objective of the Portfolio is to seek current income consistent with the preservation of capital by investing at least 80% of its net assets, plus any borrowing for investment purposes, in bonds. The Portfolio seeks current income while attempting to minimize risk to principal by assembling a portfolio of income producing obligations that Martin believes will provide the optimal balance between risk and return within the universe of securities in which the Portfolio is permitted to invest.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio primarily invests in investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as investment grade mortgage-backed and asset-backed securities. Investment grade debt securities are securities rated Baa or higher by Moody's or BBB by S&P. The Portfolio may also invest up to 5% of its net assets in unrated securities that the Sub-Adviser determines are of equivalent quality to the other securities in which the Portfolio invests. The Portfolio also may invest in securities of foreign issuers and engage in foreign currency transactions. In selecting securities for the Portfolio, Martin uses a risk factor analysis that evaluates a number of factors concerning the security, including: the security's return potential, the issuer's creditworthiness, and the current price of the security compared to Martin's estimate of the security's long-term value. In making investment decisions, Martin also considers the affect purchasing the security would have on certain characteristics of the Portfolio. Martin believes that by lessening the effect of market and interest rate risk, investors should experience greater overall returns; accordingly, during periods of fluctuating economic conditions and interest rates, Martin may attempt to minimize market risk by adjusting the dollar-weighted average maturity of the Portfolio.

In response to adverse economic or market conditions, the Portfolio may invest without limit in short-term money market securities including, but not limited to, U.S. Government obligations, commercial paper, and certificates of deposit. This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions.

TENNESSEE TAX-FREE PORTFOLIO

INVESTMENT OBJECTIVE -- The objective of the Portfolio is to provide a high level of current income, which is exempt from federal and Tennessee personal income tax, by investing in a portfolio consisting primarily of Tennessee tax-free obligations.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio invests in investment grade municipal obligations issued by the state of Tennessee or any city, county, school district or any other political agency or sub-division of the state of Tennessee. The Portfolio seeks to invest its assets so that, to the fullest extent possible, the income that is received by the Portfolio will be exempt from both Tennessee and federal income taxes.

Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations whose interest is exempt from federal and Tennessee personal income taxes.

In selecting investments for the Portfolio, Martin evaluates a variety of factors, including bond type, bond quality, and bond maturity allocation based on economic trends and historic yield comparisons.

While the Portfolio ordinarily will not invest in securities that are subject to federal income tax, it may do so in response to adverse economic or market conditions. During such periods, the Portfolio may invest without limit in high quality taxable money market instruments including, but not limited to, U.S. Government obligations, commercial paper, and repurchase and reverse repurchase agreements. This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions. Such a strategy also may result in investors becoming subject to state or federal income taxes.

U.S. GOVERNMENT MONEY MARKET, MUNICIPAL MONEY MARKET & CASH RESERVE PORTFOLIOS

The U.S. Government Money Market Portfolio, the Municipal Money Market Portfolio, and the Cash Reserve Portfolio are each referred to as a "Portfolio" and together as the "Portfolios" or the "Money Market Portfolios."

INVESTMENT STRATEGY -- Each Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a portfolio of high quality money market instruments. Pursuant to procedures adopted by the trustees, each Portfolio may purchase only high-quality, money market obligations that satisfy the investment restrictions of the applicable Portfolio and that the Adviser believes present minimal credit risks. To be considered high-quality, a security must be a U.S. government security; or rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by BlackRock Institutional Management Corporation ("BIMC" or "Co-Investment Advisor"). Also, with limited exceptions, each Portfolio must limit its investments to obligations with remaining maturities of 397 days or less, as determined in accordance with applicable rules adopted by the SEC. Each Portfolio also must maintain a dollar-weighted average maturity of 90 days or less.

Under normal market conditions, the Municipal Money Market Portfolio will invest at least 80% of its net assets, plus any borrowing for investment purposes, in municipal obligations whose interest is exempt from federal income taxes.

The Cash Reserve Portfolio also may invest in U.S. dollar-denominated obligations of foreign banks or foreign branches of U.S. banks where BIMC deems the instrument to present minimal credit risks. Such investments may include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same U.S. dollar-denominated instruments as ETDs, except that they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

CONCENTRATION RISK -- The Municipal Money Market Portfolio and Cash Reserve Portfolio each may invest up to 25% of their total assets in a particular industry. The Municipal Money Market Portfolio may invest any portion of its assets in industrial revenue bonds ("IRBs") backed by private issuers, and may invest up to 25% of its total assets in IRBs related to a single industry. The Municipal Money Market Portfolio may also invest 25% or more of its total assets in securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. The Cash Reserve Portfolio may invest 25% or more of its total assets in securities in the financial services industry. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolios' performance.

ALL PORTFOLIOS

PRINCIPAL RISKS -- The following table describes the securities in which the Portfolios typically invest and the principal risks associated with those securities.

For more information about the securities in which the Portfolios invests and their associated risks, please refer to the SAI.

                                                      PRINCIPAL RISKS ASSOCIATED WITH                     PORTFOLIOS THAT
SECURITIES                                            THE SECURITY                                        APPLY
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS -- Certificates          FOREIGN INVESTMENT RISK -- The risk that foreign    CORE EQUITY
issued by a U.S. bank which represent a stated        securities may be adversely affected by political
number of shares of a foreign corporation that the    instability of the issuer's country, changes in
bank holds in its vault. An ADR entitles the          currency exchange rates, foreign economic
holder to all dividends and capital gains earned      conditions, or regulatory and reporting standards
by the underlying foreign shares. While ADRs          that are less stringent than those of the United
represent a stated number of shares of a foreign      States. Foreign investment risks will normally be
corporation, ADRs are traded on domestic              greatest when a fund invests in issues located in
securities exchanges.                                 emerging countries.

                                                      MARKET RISK -- The risk that the market value of a
                                                      security may increase or decrease, sometimes
                                                      rapidly and unpredictably. This risk is common to
                                                      all stocks and bonds and the mutual funds that
                                                      invest in them.

                                                      VALUATION RISK -- The risk that the Portfolio has
                                                      valued certain securities at a higher price than
                                                      it can sell them. This risk is common where the
                                                      security is from a relatively new issuer with
                                                      little or no previous market history and a mutual
                                                      fund's management is called upon to assign a value
                                                      to the security.

ASSET-BACKED SECURITIES -- Asset-backed securities    CREDIT RISK -- The risk that the issuer of a        INTERMEDIATE BOND
are securities whose principal and interest           security, or a party to a contract, will default
payments are collateralized by pools of assets        or otherwise not honor a financial obligation.
such as auto loans, credit card receivables,
leases, installment contracts and personal            INTEREST RATE RISK -- The risk of a decline in
property. Principal and interest payments may be      market value of an interest bearing instrument due
credit enhanced by a letter of credit, a pool         to changes in interest rates. For example, a rise
insurance policy or a senior/subordinated             in interest rates typically will cause the price
structure.                                            of a fixed-rate security to fall. On the other
                                                      hand, a decrease in interest rates will cause the
                                                      price of a fixed-rate security to increase.

                                                      LIQUIDITY RISK -- The risk that certain securities
                                                      or other investments may be difficult or
                                                      impossible to sell at the time the Portfolio would
                                                      like to sell them. It may be difficult for the
                                                      Portfolio to sell the investment for the value the
                                                      Portfolio has placed on it.

                                                      PRINCIPAL RISKS ASSOCIATED WITH                     PORTFOLIOS THAT
SECURITIES                                            THE SECURITY                                        APPLY
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS -- Corporate debt          CALL RISK -- The risk that an issuer will exercise  INTERMEDIATE BOND
obligations include bonds, notes, debentures, and     its right to pay principal on an obligation held
other obligations of corporate entities to pay        by the Portfolio earlier than expected. This may    U.S. GOVERNMENT MONEY
interest and repay principal.                         happen when there is a decline in interest rates.   MARKET

                                                      CREDIT RISK                                         MUNICIPAL MONEY MARKET

                                                      EXTENSION RISK -- The risk that an issuer will
                                                      exercise its right to pay principal on an
                                                      obligation held by the Portfolio later than         CASH RESERVE
                                                      expected. This may happen when there is a rise in
                                                      interest rates. Under these circumstances, the
                                                      value of the obligation will decrease and the
                                                      Portfolio will also suffer from the inability to
                                                      invest in higher yielding securities.

                                                      INTEREST RATE RISK

                                                      LIQUIDITY RISK

COMMERCIAL PAPER -- Unsecured promissory notes        CREDIT RISK                                         U.S. GOVERNMENT MONEY
that corporations typically issue to finance                                                              MARKET
current operations and other expenditures.            INTEREST RATE RISK

                                                      LIQUIDITY RISK                                      MUNICIPAL MONEY MARKET

                                                                                                          CASH RESERVE

COMMON STOCKS -- Securities that represent shares     MARKET RISK                                         CORE EQUITY
of ownership in a corporation. Stockholders
participate in the corporation's profits and          VALUATION RISK                                      CAPITAL APPRECIATION
losses, proportionate to the number of shares they
own.

INDUSTRIAL REVENUE BONDS -- Revenue bonds that are    CREDIT RISK                                         U.S. GOVERNMENT MONEY
backed by a state of a private issuer.                                                                    MARKET
                                                      INTEREST RATE RISK
                                                                                                          MUNICIPAL MONEY MARKET
                                                      LIQUIDITY RISK
                                                                                                          CASH RESERVE

                                                      PRINCIPAL RISKS ASSOCIATED WITH                     PORTFOLIOS THAT
SECURITIES                                            THE SECURITY                                        APPLY
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS -- Open-ended mutual funds that    CREDIT RISK                                         CORE EQUITY
invest in commercial paper, banker's acceptances,
repurchase agreements, government securities,         INTEREST RATE RISK                                  CAPITAL APPRECIATION
certificates of deposit, and other highly liquid
and safe securities, and pay money market rates of    INFLATION RISK -- The risk that your investment     INTERMEDIATE BOND
interest.                                             will not provide enough income to keep pace with
                                                      inflation.                                          TENNESSEE TAX-FREE

MORTGAGE-BACKED SECURITIES -- Mortgage-backed         CALL RISK                                           INTERMEDIATE BOND
securities represent direct or indirect
participations in, or are collateralized by and       CREDIT RISK
payable from, mortgage loans secured by real
property. Mortgage-backed securities can be backed    EXTENSION RISK
by either fixed-rate mortgage loans or adjustable
rate mortgage loans, and may be issued by either a    INTEREST RATE RISK
governmental or non-governmental entity.
Typically, mortgage-backed securities issued by       LIQUIDITY RISK
private entities do not have the same credit
standing as mortgage-backed securities issued by      PREPAYMENT RISK -- The risk that the issuer will
the U.S. government, or any of its agencies or        repay principal prior to the security's maturity.
instrumentalities.                                    Securities subject to prepayment can offer less
                                                      potential for gains during a declining interest
                                                      rate environment and similar or greater potential
                                                      for loss in a rising interest rate environment. In
                                                      addition, the potential impact of prepayment
                                                      features on the price of a debt security can be
                                                      difficult to predict and result in greater
                                                      volatility.

MUNICIPAL LEASE OBLIGATIONS -- Securities issued      CREDIT RISK                                         TENNESSEE TAX-FREE
by state and local governments or authorities to
acquire land and a wide variety of equipment and      INTEREST RATE RISK                                  U.S. GOVERNMENT
facilities. These obligations typically are not                                                           MONEY MARKET
backed by the credit of the issuing municipality,     LIQUIDITY RISK
and their interest may become taxable if the lease                                                        MUNICIPAL MONEY MARKET
is assigned. If funds are not appropriated for the
lease payments for the following year, the lease                                                          CASH RESERVE
may terminate, with the possibility of significant
loss to the Portfolio. Certificates of
Participation in municipal lease obligations or
installment sales contracts entitle the holder to
a proportionate interest in the lease purchase
payments made.

                                                      PRINCIPAL RISKS ASSOCIATED WITH                     PORTFOLIOS THAT
SECURITIES                                            THE SECURITY                                        APPLY
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (IN GENERAL) -- Securities      CREDIT RISK                                         TENNESSEE TAX-FREE
that are issued to raise money for various public
purposes. This includes general purpose financing     INTEREST RATE RISK                                  U.S. GOVERNMENT
for state and local governments as well as                                                                MONEY MARKET
financing for specific projects or public             LIQUIDITY RISK
facilities. Municipal obligations may be backed by                                                        MUNICIPAL MONEY MARKET
the full taxing power of a municipality or by the     TAXABLE INCOME RISK -- The risk that income earned
revenues from a specific project or the credit of     on municipal obligations may be subject to state    CASH RESERVE
a private organization. Some municipal obligations    or local taxes or may be treated as a preference
are insured by private insurance companies, while     item for determining the federal alternative
others may be supported by letters of credit          minimum tax.
furnished by domestic or foreign banks.

MUNICIPAL REFUNDING COLLATERALIZED MORTGAGE           CREDIT RISK                                         TENNESSEE TAX-FREE
OBLIGATIONS (MR CMOs) -- MR CMOs originated from
revenue bonds issued to fund low interest rate        INTEREST RATE RISK
mortgages for first-time home buyers with low to
moderate incomes and are now secured by an "escrow    LIQUIDITY RISK
fund" generally consisting entirely of direct U.S.
government obligations that are sufficient for
paying the security holders. The security is
considered a "mortgage-related security" for
investment purposes. MR CMOs are attractive for
investors seeking highly rated instruments with
above-average yield.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE          CREDIT RISK                                         CORE EQUITY
AGREEMENTS -- Repurchase agreements involve the
purchase of a security by a purchaser and a                                                               CAPITAL APPRECIATION
simultaneous agreement by the seller (generally a
bank or dealer) to repurchase the security from                                                           INTERMEDIATE BOND
the purchaser at a specified date or on demand.
This technique offers a method of earning income                                                          CASH RESERVE
on idle cash. Reverse repurchase agreements
involve the sale of a security to another party                                                           U.S. GOVERNMENT
(generally a bank or dealer) in return for cash                                                           MONEY MARKET
and an agreement to buy the security back at a
specified price and time.

SECURITIES OF FOREIGN ISSUERS -- Securities issued    CALL RISK                                           CAPITAL APPRECIATION
by: (1) companies organized outside the United
States, (2) companies whose securities are            CREDIT RISK                                         INTERMEDIATE BOND
principally traded outside of the United States,
and                                                   EXTENSION RISK                                      U.S. GOVERNMENT
                                                                                                          MONEY MARKET

                                                      PRINCIPAL RISKS ASSOCIATED WITH                     PORTFOLIOS THAT
SECURITIES                                            THE SECURITY                                        APPLY
----------------------------------------------------------------------------------------------------------------------------------
SECURITIES OF FOREIGN ISSUERS (continued) - (3)       FOREIGN INVESTMENT RISK                             MUNICIPAL MONEY MARKET
foreign governments and agencies or
instrumentalities of foreign governments.             LIQUIDITY RISK                                      CASH RESERVE
Securities of foreign issuers include American
Depositary Receipts (ADRs), which are U.S.            MARKET RISK
dollar-denominated securities.
                                                      VALUATION RISK

SMALL COMPANY STOCKS -- Common stocks issued by       LIQUIDITY RISK                                      CAPITAL APPRECIATION
companies with smaller market capitalizations.
                                                      MARKET RISK

                                                      SMALL COMPANY STOCK RISK -- Small-capitalization
                                                      stocks involve greater risk than those associated
                                                      with larger, more established companies. Small
                                                      company stocks may be subject to abrupt or erratic
                                                      price movements.

                                                      VALUATION RISK

TAX-EXEMPT COMMERCIAL PAPER -- Promissory notes       CREDIT RISK                                         TENNESSEE TAX-FREE
issued by municipalities to help finance
short-term capital or operating needs.                INFLATION RISK                                      U.S. GOVERNMENT MONEY
                                                                                                          MARKET
                                                      INTEREST RATE RISK
                                                                                                          MUNICIPAL MONEY MARKET
                                                      LIQUIDITY RISK
                                                                                                          CASH RESERVE

U.S. GOVERNMENT OBLIGATIONS -- U.S. government        INTEREST RATE RISK                                  INTERMEDIATE BOND
obligations are debt obligations issued or
guaranteed by the U.S. Treasury or by an agency or                                                        U.S. GOVERNMENT
instrumentality of the U.S. government. Not all                                                           MONEY MARKET
U.S. government obligations are backed by the full
faith and credit of the United States. For                                                                MUNICIPAL MONEY MARKET
example, obligations issued by the Federal Farm
Credit Bank or by the Federal National Mortgage                                                           CASH RESERVE
Association are supported by the agency's right to
borrow money from the U.S. Treasury under certain
circumstances. There is no guarantee that the
government will support these types of
obligations, and, therefore, they involve more
risk than other government obligations.

WHO MANAGES THE PORTFOLIOS

CORE EQUITY PORTFOLIO

First Tennessee, located at 530 Oak Court Dr., Memphis, Tenn., serves as Adviser to the Portfolio and, with the prior approval of the Board of Trustees of First Funds (the "Trustees"), has engaged Highland to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Highland is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of the Portfolio.

For managing its investment and business affairs, the Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.65% of its average net assets up to $1 billion and 0.60% of average net assets over $1 billion. Prior to January 2, 2002, the Portfolio was obligated to pay First Tennessee a monthly management fee at the annual rate of 0.65% of its average net assets. The total advisory fee paid to First Tennessee for the fiscal year ended June 30, 2003, was 0.65% of the Portfolio's average net assets. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $20.8 billion in assets under administration (including nondiscretionary accounts) and $7.4 billion in assets under management as of June 30, 2003, and has experience in supervising sub-advisers. First Tennessee provides investment advisory services to the Portfolio through First Tennessee Advisory Services, a department of First Tennessee.

Highland, located at 6077 Primacy Parkway, Memphis, Tenn., is subject to the supervision of First Tennessee and pursuant to the authority granted to it under its sub-advisory agreement with First Tennessee is responsible for the day-to-day investment management of the Portfolio.

Highland (formerly known as First Tennessee Investment Management, Inc.), has been a wholly-owned subsidiary of First Tennessee National Corporation since 1972. First Tennessee and Highland have a history of investment management that dates back to 1929. Highland has a total of $3.6 billion in assets under management as of June 30, 2003. First Tennessee is obligated to pay Highland a monthly sub-advisory fee at the annual rate of 0.38% of the Portfolio's average net assets up to $1 billion and 0.35% of the Portfolio's average net assets over $1 billion. Prior to January 2, 2002, First Tennessee was obligated to pay Highland a monthly sub-advisory fee at the annual rate of 0.38% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Highland's sub-advisory fee. Highland is currently waiving some or all of its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time.

PORTFOLIO MANAGEMENT TEAM

DAVID L. THOMPSON, director and senior vice president, joined Highland in May of 1995 and is a Chartered Financial Analyst. Mr. Thompson is a University of Mississippi graduate, received a master's degree in business administration from the University of North Carolina and has 15 years of investment experience.

MARK J. CRONIN, senior portfolio manager and vice president, joined Highland in 1999 and is a Chartered Financial Analyst. Mr. Cronin is a graduate of the University of Washington and has 19 years of investment experience.

Three analysts provide all fundamental research used for stock selection/evaluation by the portfolio managers. Cecil A. Godman has 19 years of investment experience and covers the consumer staples, healthcare, energy, government-sponsored enterprises and select industrial sectors. David Foropoulos, a Chartered Financial Analyst, holds seven years of investment experience and focuses on the telecommunications, information technology and medical technology (a component of healthcare) sectors. James A. Edelman, also a Chartered Financial Analyst, brings seven years of investment experience and follows the industrial, consumer discretionary and financial sectors.

CAPITAL APPRECIATION PORTFOLIO

First Tennessee, located at 530 Oak Court Drive, Memphis, Tenn. and DMC, located at 2005 Market Street, Philadelphia, Penn. 19103, serve as Co-Investment Advisers to the Portfolio. First Tennessee, among other things, provides investment management evaluations to the Board of Trustees of First Funds (the "Trustees"), monitors the activities of DMC, including DMC's Portfolio transactions, and coordinates DMC's activities with the Portfolio's custodian, transfer agent, administrator, and independent accountants. DMC is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objective of the Portfolio.

The Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.15% of its average net assets for the investment advisory services First Tennessee provides. The total advisory fee paid to First Tennessee for the fiscal year ended June 30, 2003, was 0.15% of the Portfolio's average net assets. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $20.8 billion in assets under administration (including nondiscretionary accounts) and $7.4 billion in assets under management as of June 30, 2003, and has experience in supervising sub-advisers. First Tennessee provides investment advisory services to the Portfolio through First Tennessee Advisory Services, a department of First Tennessee.

DMC is responsible for the day-to-day investment and reinvestment of the Portfolio's assets in accordance with its investment objective and policies. DMC is obligated to provide a continual program of investment of portfolio assets, to conduct investment research and credit analysis concerning portfolio investments, and to place orders for all purchases and sales of investments on behalf of the Portfolio.

As compensation for the services it provides, DMC is entitled to receive from the Portfolio a monthly management fee at the annual rate of 0.70% on the first $50 million of the Portfolio's average net assets and 0.65% on average daily net assets of the Portfolio in excess of $50 million. The total advisory fee paid to DMC for the fiscal year ended June 30, 2003, was 0.70% of the Portfolio's average net assets.

As of June 30, 2003, DMC had approximately $96.3 billion in assets under management in a wide range of asset Classes for institutional investors, large private trusts and mutual fund shareholders. DMC is organized as a series of Delaware Management Business Trust ("DMBT"), a business trust organized under the laws of the state of Delaware. DMC and DMBT are part of the Delaware Investments family of companies, which are located at 2005 Market Street, Philadelphia, Penn. 19103. They are indirect, wholly-owned subsidiaries of Lincoln National Corporation, Centre Square, West Tower, 1500 Market St., Suite 3900, Philadelphia, Penn. 19102 ("LNC"). LNC is a publicly-owned company whose shares are traded on the New York Stock Exchange.

PORTFOLIO MANAGEMENT TEAM

GERALD S. FREY is managing director/chief investment officer, growth equities of DMC. He joined the company in 1996 and leads a team of analyst/portfolio managers responsible for the day-to-day management of the Portfolio. Prior to joining DMC, he was a senior director with Morgan Grenfell Capital Management in New York. Mr. Frey has 23 years' experience in the money management business and holds a bachelor's degree in economics from Bloomsburg University and attended Wilkes College and New York University.

The team of analyst/portfolio managers include: Marshall T. Bassett, senior vice president/portfolio manager, consumer and retail sector specialty; John
A. Heffern, senior vice president/portfolio manager, business & financial services sector; Francis J. Houghton, Jr., senior vice president/portfolio manager, healthcare sector specialty; Jeffrey W. Hynoski, vice president/portfolio manager, technology sector specialty.

INTERMEDIATE BOND PORTFOLIO

First Tennessee, located at 530 Oak Court Dr., Memphis, Tenn., serves as Adviser to the Portfolio and, with the prior approval of the Board of Trustees (the "Trustees") has engaged Martin to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Martin is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio

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assets in accordance with the investment policies and objectives of the
Portfolio.

For managing its investment and business affairs, the Intermediate Bond Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.50% of its average net assets up to $250 million and 0.45% of average net assets over $250 million. Prior to January 2, 2002, the Portfolio was obligated to pay First Tennessee a monthly management fee at the annual rate of 0.50% of its average net assets. First Tennessee has contractually agreed through June 30, 2004, to waive that portion of the management fee that exceeds 0.30% of the average net assets of the Portfolio. The total advisory fee paid to First Tennessee for the fiscal year ended June 30, 2003, was 0.30% of the Portfolio's average net assets, after waiver. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $20.8 billion in assets under administration (including nondiscretionary accounts) and $7.4 billion in assets under management as of June 30, 2003, and has experience in supervising sub-advisers. First Tennessee provides investment advisory services to the Portfolio through First Tennessee Advisory Services, a department of First Tennessee.

Martin, located at Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, Tenn., serves as the Sub-Adviser to the Portfolio. In January 1998, Martin became an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for more than 13 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin had not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as the investment adviser to First Funds since its inception in 1992. Martin has approximately $2.4 billion in assets under management as of June 30, 2003.

First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio's average net assets up to $250 million and 0.27% of average net assets over $250 million. Prior to January 2, 2002, First Tennessee was obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of its average net assets. The Portfolio is not responsible for paying any portion of Martin's sub-advisory fee. Martin has agreed to voluntarily waive a portion of its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time.

PORTFOLIO MANAGEMENT TEAM

TED L. FLICKINGER, JR., executive vice president and portfolio manager with Martin, is a co-manager for the Portfolio. Mr. Flickinger is a chartered financial analyst and has more than 25 years of experience in the investment management industry, at least 12 of which have been with Martin concentrating on fixed-income securities. Mr. Flickinger is a 1977 graduate of the University of Tennessee.

MICHAEL W. HOLT, senior vice president and portfolio manager with Martin, is a co-manager for the Portfolio. Mr. Holt is a chartered financial analyst and has more than 17 years of investment industry experience. Mr. Holt earned a MBA from the University of Tennessee in 1984 and earned his undergraduate degree in 1982.

RALPH W. HERBERT, vice president and portfolio manager with Martin, is a co-manager for the Portfolio. Mr. Herbert has more than 21 years of experience and specializes in fixed-income securities. Mr. Herbert is a 1977 graduate of the University of Tennessee.

TENNESSEE TAX-FREE PORTFOLIO

First Tennessee, located at 530 Oak Court Drive, Memphis, Tenn., serves as Adviser to the Portfolio and, with the prior approval of the Board of Trustees of First Funds (the "Trustees"), has engaged Martin to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Martin is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of the Portfolio.

For managing its investment and business affairs, the Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.50% of its average net assets up to $250 million and 0.45% of average net assets over $250 million. Prior to January 2, 2002, the Portfolio was obligated to pay First Tennessee a monthly management fee at the annual rate of 0.50% of its average net assets. First Tennessee has contractually agreed through June 30, 2004, to waive that portion of its fee that exceeds 0.30% of the average net assets of the Portfolio. The total advisory fee paid to First Tennessee for the fiscal year ended June 30, 2003, was 0.30% of the Portfolio's average net assets, after waiver. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $20.8 billion in assets under administration (including nondiscretionary accounts) and $7.4 billion in assets under management as of June 30, 2003, and has experience in supervising sub-advisers. First Tennessee provides investment advisory services to the Portfolio through First Tennessee Advisory Services, a department of First Tennessee.

Martin, located at Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, Tenn., is subject to the supervision of First Tennessee and pursuant to the authority granted to it under its sub-advisory agreement with First Tennessee is responsible for the day-to-day investment management of the Portfolio. In January 1998, Martin became an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for more than 13 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin has not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as the investment adviser to First Funds since its inception in 1992. Martin has approximately $2.4 billion in assets under management as of June 30, 2003.

First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio's average net assets up to $250 million and 0.27% of average net assets over $250 million. Prior to January 2, 2002, First Tennessee was obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Martin's sub-advisory fee. Martin has voluntarily agreed to waive a portion of its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time.

PORTFOLIO MANAGEMENT TEAM

RALPH W. HERBERT, vice president and portfolio manager with Martin, is a co-manager for the Portfolio. Mr. Herbert has more than 21 years of experience and specializes in fixed-income securities. Mr. Herbert is a 1977 graduate of the University of Tennessee.

TED L. FLICKINGER, JR., executive vice president and portfolio manager with Martin, co-manages the Portfolio with Mr. Herbert. Mr. Flickinger is a chartered financial analyst and has more than 25 years of experience in the investment management industry, at least 12 of which have been with Martin concentrating on fixed-income securities. Mr. Flickinger is a 1977 graduate of the University of Tennessee.

U.S. GOVERNMENT MONEY MARKET, MUNICIPAL MONEY MARKET & CASH RESERVE PORTFOLIOS

First Tennessee, located at 530 Oak Court Drive, Memphis, Tenn. and BIMC, located at 100 Bellevue Parkway, Wilmington, Dela., serve as Co-Investment Advisers to the Portfolios. At a special meeting on June 1, 2001, shareholders of each of the Portfolios approved an Investment Advisory and Management Agreement between the Trust and First Tennessee, as Co-Adviser to the

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Portfolios, and a new investment advisory and Management Agreement between the
Trust and BIMC, as investment adviser to the Portfolios. These Agreements became effective July 2, 2001. First Tennessee, among other things, provides investment management evaluations to the board of trustees of First Funds (the "Trustees"), monitors the activities of BIMC, including BIMC's Portfolio transactions, and coordinates BIMC's activities with the Portfolios' custodian, transfer agent, administrator, and independent accountants. BIMC is responsible for day-to-day investment management of the Portfolios, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objective of the Portfolios.

Each Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.05% of its average net assets for the investment advisory services First Tennessee provides. First Tennessee has contractually agreed to waive all or a portion of the fee that it is entitled to receive under the Investment Advisory and Management Agreement in order to maintain an expense ratio for Class I of the U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios of 0.25%, 0.30%, and 0.30%, respectively. The total advisory fee after waivers paid to First Tennessee and BIMC for the fiscal year ended June 30, 2003, was 0.08%, 0.10%, and 0.09% of the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios' average net assets, respectively. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $20.8 billion in assets under administration (including nondiscretionary accounts) and $7.4 billion in assets under management as of June 30, 2003, and has experience in supervising sub-advisers. First Tennessee provides investment advisory services to the Portfolio through First Tennessee Advisory Services, a department of First Tennessee.

As compensation for the investment advisory services BIMC provides, they are entitled to receive 0.08% of aggregate average monthly net assets of each Portfolio up to $500 million, 0.06% of the next $500 million, and 0.05% on amounts greater than $1 billion.

BIMC (formerly known as PNC Institutional Management Corporation) is an indirect, wholly-owned subsidiary of the PNC Financial Services Group, Inc. (PNC
Bank), a multi-bank holding company. BIMC was organized in 1973 to perform advisory services to investment companies. BIMC changed its name in 1998 following a reorganization of its investment management operations. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts since 1847. BIMC advises or manages approximately 71 short-term liquid asset portfolios, including money market portfolios, with total assets of approximately $71.6 billion as of June 30, 2003.

                                       31
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                                                               CLASS DEFINITIONS

All Portfolios offer investors four different Classes of shares with the exception of the U.S. Government Money Market and the Municipal Money Market Portfolios which offer investors three different Classes of shares. The different Classes of shares represent investments in the same portfolio of securities; however, each Class is subject to different expenses and likely will have different share prices. When you buy shares, be sure to tell us the Class of shares in which you would like to invest.

CLASS I SHARES Class I shares are offered to institutional investors exclusively. Class I shares are not subject to any sales loads and do not incur distribution or shareholder servicing fees.

CLASS A SHARES Class A shares of the Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolios are offered to investors subject to an up-front sales load. Under certain circumstances described later in this prospectus, the sales load may be waived. The sales load is reflected in the offering price of Class A shares. Class A shares of all Portfolios incur varying levels of shareholder servicing fees.

CLASS B SHARES Class B shares are offered to investors without the imposition of any up-front sales load; however, Class B shares are subject to a contingent deferred sales charge ("CDSC") of up to 5% for the Core Equity, Capital Appreciation, and Cash Reserve Portfolios and 4% for the Intermediate Bond and Tennessee Tax-Free Portfolios. The CDSC is phased out over a period of six years. Class B shares automatically convert to Class A shares after six years from the date of purchase for the Intermediate Bond and Tennessee Tax-Free Portfolios and after eight years for the Core Equity and Capital Appreciation Portfolios. After eight years from the date of purchase, Class B shares automatically convert to Class C shares for the Cash Reserve Portfolio. Class B shares also incur distribution and shareholder servicing fees.

CLASS C SHARES Class C shares are offered to investors without the imposition of any up-front sales load; however, you will pay a CDSC of 1% if you redeem the shares within one year from the date of purchase for the Core Equity and Capital Appreciation Portfolios, sixteen months for the Intermediate Bond Portfolio and two years for the Tennessee Tax-Free Portfolio. Class C shares of all Portfolios incur varying levels of distribution and shareholder servicing fees.

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HOW TO INVEST IN THE PORTFOLIOS

CLASS I

WHO MAY INVEST?

Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts ("Institutional Accounts"). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other institutional investors serving in a trust, advisory, agency, custodial or similar capacity (each an "Institutional Investor" and collectively "Institutional Investors") who meet the investment threshold for this Class of shares. The Trust may discontinue offering its shares in any Class of the Portfolios without notice to shareholders.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolios.

Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

Each Institutional Investor will transmit orders to Boston Financial Data Services (the "Transfer Agent"). If an Intermediate Bond, Tennessee Tax-Free or Money Market Portfolio order is received by the Transfer Agent prior to the close of business (normally 2 p.m. Eastern time for the Money Market Portfolios and 4 p.m. Eastern time for all other Portfolios) on any Business Day (as defined in the section "How Are Portfolios Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day following the purchase for the Intermediate Bond and Tennessee Tax-Free Portfolios and on the day of purchase for the Money Market Portfolios. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value ("NAV") per share next calculated after an order is received and accepted by the Transfer Agent. The Portfolios require advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at (800) 442-1941 (option
2), prior to the close of business (normally 2 p.m. Eastern time for the Money Market Portfolios and 4 p.m. Eastern time for all other Portfolios) on any Business Day to advise it of the wire.

MINIMUM INVESTMENT AND ACCOUNT BALANCE

The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolios. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolios may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before the account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

Should an Institutional Investor of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to another Class of shares. Any such conversion will be made on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors converted to Class C shares will not be subject to the 1% CDSC in year one for the Core Equity Portfolio and Capital Appreciation Portfolio, the first sixteen months for the Intermediate Bond Portfolio and first two years for the Tennessee Tax-Free Portfolio. Institutional Investors will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request in proper order. The Intermediate Bond and Tennessee Tax-Free Portfolios will earn dividends declared, if any, through the day of redemption and the Money Market Portfolios will earn dividends

                                       33
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declared, if any, through the day prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month for the Intermediate Bond, Tennessee Tax-Free and Money Market Portfolios.

Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call (800) 442-1941 (option 2), to advise the Transfer Agent of the wire. If telephone instructions are received before the close of business (normally 2 p.m. Eastern time for the Money Market Portfolios, 4 p.m. Eastern time for all other Portfolios) on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at P.O. Box 8050, Boston, Mass., 02266.

Pursuant to the Investment Company Act of 1940, as amended, if making immediate payment of redemption proceeds could adversely affect a Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent portfolio securities are traded in other markets on days when the NYSE is closed, each Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

The Portfolios also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in each Portfolio advisor's opinion, they are of a size that would disrupt management of a Portfolio.

To allow each Portfolio's Adviser to manage the Portfolios most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

Transactions may be initiated by telephone. Please note that the Portfolios and their agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolios or their agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolios or their agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want the ability to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS A, B, AND C

WHO MAY INVEST?

Class A, B, and C shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Fees and Expenses of the Portfolios." The Trust may discontinue offering its shares in any Class of the Portfolio without notice to shareholders.

INVESTMENT REQUIREMENTS

The minimum initial investment in Class A, B, and C shares is $1,000. Subsequent investments may be in any amount of $100 or greater. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. However, the Money Market Portfolios, at their own discretion, reserve the right to waive the minimum initial investment from $1,000 to $100 for certain programs offered by First Tennessee.

If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program,

                                       34
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the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater.

If your balance in a Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days notice to reestablish the minimum balance. If you do not re-establish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash or third party checks will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). Each Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may initiate any transaction either directly or through your Investment Professional (see "How Do I Invest Through My Investment Professional").

HOW DO I SET UP AN ACCOUNT?

You may set up an account directly in a Portfolio or you may invest in a Portfolio through your Investment Professional. Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form.

If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before the close of business (normally 2 p.m. Eastern time for the Money Market Portfolios and 4 p.m. Eastern time for all other Portfolios) in order for you to receive that day's share price. In the Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios, the Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be cancelled and your Investment Professional could be held liable for the resulting fees and/or losses. An investor in the Intermediate Bond and Tennessee Tax-Free Portfolios will earn dividends declared, if any, on the Business Day following the day payment is received by the Transfer Agent. An investor in the Money Market Portfolios will earn dividends declared, if any, on the day of purchase if the funds are received by the Transfer Agent that day.

HOW DO I INVEST DIRECTLY?

When opening a new account directly, you must complete and sign an account application and send it to First Funds, c/o Boston Financial Data Services, P.O. Box 8050, Boston, Mass., 02266-8050. Telephone representatives are available at
(800) 442-1941 (option 2), between the hours of 8 a.m. to 4 p.m. Central time (9 a.m. to 5 p.m. Eastern time), Monday through Friday.

INVESTMENTS MAY BE MADE IN SEVERAL WAYS:

BY MAIL: Make your check payable to First Funds [name of Portfolio], and mail it, along with the application, to the address indicated on the application. Your account will be credited on the Business Day that the Transfer Agent receives your completed application in proper order.

BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House ("ACH") network to your First Funds account. First, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Next, an account must be established, and an application along with a voided check or deposit slip sent to the Transfer Agent. It takes approximately 15 days to set up an ACH account. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank or First Funds at (800) 442-1941 (option 2), providing the required information, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE: Call (800) 442-1941 (option 2), to set up your account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         State Street Bank and Trust Company
         ABA #011000028
         First Funds
         Account #9905-440-5
         (Account Registration)

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         (Account Number)
         (Wire Control Number) *See Below*

Prior to sending wires, please be sure to call (800) 442-1941 (option 2), to receive a wire control number to be included in the body of the wire (see above).

Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

You may redeem all or a portion of your shares on any day that the Portfolios are open for business. Shares will be redeemed at the next calculated NAV after the Transfer Agent has received the redemption request. In the Intermediate Bond and Tennessee Tax-Free Portfolios, you will earn dividends declared, if any, through the day of redemption. In the Money Market Portfolios, you will earn dividends declared, if any, through the day prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

YOU MAY REDEEM SHARES IN SEVERAL WAYS:

BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee (if required) as described below.

A signature guarantee is designed to protect you, the Portfolios, and their agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $10,000 worth of shares; if your account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A notary public may not provide a signature guarantee.

BY PHONE: Provided you have elected this option in advance, you may request a redemption of shares by calling the Transfer Agent at (800) 442-1941 (option 2). Your redemption proceeds can be sent to you in the mail or, as more fully described below, the proceeds can be sent directly to a bank account by bank transfer or wire. For your protection, all telephone calls are recorded. Please note that the Portfolios and their agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or their agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. If you do not want the ability to redeem by telephone, please check the box on your application. For more information about telephone redemptions, please call (800) 442-1941 (option 2).

BY BANK TRANSFER: When establishing your account in a Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account via the ACH. To authorize a redemption, simply contact the Transfer Agent at (800) 442-1941 (option 2), and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

BY WIRE: You may make redemptions by wire provided you have established your account to accommodate wire transactions. If telephone instructions are received before the close of business (normally 2 p.m. Eastern time for the Money Market Portfolios and 4 p.m. Eastern time for all other Portfolios), proceeds of the redemption will be wired as federal funds on the same day for the Money Market Portfolios and on the next business day for all other Portfolios to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent.

BY CHECK (MONEY MARKET PORTFOLIOS ONLY): You may request on your account application or by written request to the trust that a Portfolio provide you with redemption checks ("Checks") which you can write on your account. To establish the checkwriting option, you must manually sign a signature card. Corporations, trusts and other organizations should call or write the Portfolio's Transfer Agent before submitting signature cards as additional documents may be required to establish the checkwriting service. The trust will send checks only to the registered owner(s) of the account and only to the address listed in the trust's records. You may make checks payable to the order of any person in the amount of $250 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause a Portfolio to redeem a sufficient number of your shares to cover the amount of the Check. Shares earn dividends through the day prior to the day that the redemption is processed. There is no charge to you for the use of the Checks; however, the Transfer Agent will impose a charge for stopping payment of a Check upon request, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reasons. A Portfolio cannot guarantee a stop payment order on a Check. You must submit any request to reverse a stop payment order in writing.

You may not write a check to redeem shares, which you purchase by check until your check clears. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks written on amounts subject to the hold described above will be returned marked "uncollected." If your check does not clear, you will be responsible for any loss the Portfolio or its service providers incur.

Checkwriting is not available for participants in retirement plan accounts, to shareholders who hold shares in certificate form or to shareholders who are subject to Internal Revenue Service (IRS) backup withholding. You may not use a Check to close an account. The Trust may terminate or alter the checkwriting service at any time.

ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolios may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the next determined NAV after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

If you invest through an investment adviser, broker-dealer, or other third party (each, an "Investment Professional"), you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. Investment Professionals may charge transaction fees on the purchase and/or redemption of Fund shares and may require different minimum initial and subsequent investments than the Trust requires. Investment Professionals may impose charges, restrictions, transaction procedures or earlier cut-off times different from those applicable to shareholders that invest in the Funds directly. If you purchase shares of a Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

HOW DO I REDEEM THROUGH MY INVESTMENT PROFESSIONAL?

On your behalf, the broker of record listed on your account may redeem shares. Proceeds from the redemption can only be sent to your address of record or bank account of record.

SYSTEMATIC INVESTING PROGRAM

The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a regular basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in each Portfolio is $50. Class B shares of the Cash Reserve Portfolio are not eligible for systematic investing. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at (800) 442-1941 (option 2), or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact First Funds at (800) 442-1941 (option 1) or your Investment Professional for more information.

SYSTEMATIC EXCHANGE PROGRAM

This account option may be added to your account if you would like to automatically withdraw from one First Funds account into another First Funds account on a regular basis. Please note that there may be a tax liability associated with redemptions made from your mutual fund investment. Talk to your Investment Professional regarding your specific tax situation.

The systematic exchange program is established between identically registered accounts. New accounts must meet the account minimum standards listed previously. Call First Funds at (800) 442-1941 (option 2) for more details on establishing this program. See "How Are Exchanges Made?" for more information on exchanges.

ADDITIONAL INFORMATION

TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. If you own shares of the Core Equity, Capital Appreciation, Intermediate Bond or Money Market Portfolios, please call First Funds at (800) 442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolios under one of several tax-deferred plans. These plans let you invest for retirement and defer or eliminate the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements." Plans include traditional Individual Retirement Accounts ("IRAs"), Roth IRAs, Education IRAs, Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans ("SEP-IRAs").

CLASS A SHARES

SALES LOADS

The public offering price for Class A shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to a broker-dealer, which has entered into an agreement with ADI, the Portfolios' distributor. You may calculate your sales load as follows:

CORE EQUITY AND CAPITAL APPRECIATION PORTFOLIOS
TOTAL SALES LOAD FOR CLASS A SHARES

                          AS A % OF
                          OFFERING PRICE    AS A %      BROKER-DEALER
AMOUNT OF TRANSACTION     PER SHARE         OF NAV      REALLOWANCE
Less than $50,000            5.75            6.10           5.00
$50,000 to $99,999           4.50            4.71           4.00
$100,000 to $249,999         3.50            3.63           3.00
$250,000 to $499,999         2.50            2.56           2.25
$500,000 to $999,999         1.50            1.52           1.25
$1,000,000 and over          0.50            0.50           0.40

INTERMEDIATE BOND PORTFOLIO
TOTAL SALES LOAD FOR CLASS A SHARES

                          AS A % OF
                          OFFERING PRICE    AS A %      BROKER-DEALER
AMOUNT OF TRANSACTION     PER SHARE         OF NAV      REALLOWANCE
Less than $100,000           3.50            3.63           3.25
$100,000 to $249,999         2.75            2.83           2.50
$250,000 to $499,999         2.00            2.04           1.75
$500,000 to $999,999         1.25            1.27           1.00
$1,000,000 and over          0.50            0.50           0.40

TENNESSEE TAX-FREE PORTFOLIO
TOTAL SALES LOAD FOR CLASS A SHARES

                          AS A % OF
                          OFFERING PRICE    AS A %      BROKER-DEALER
AMOUNT OF TRANSACTION     PER SHARE         OF NAV      REALLOWANCE
Less than $100,000           3.75            3.90           3.25
$100,000 to $249,999         3.00            3.09           2.65
$250,000 to $499,999         2.25            3.00           2.00
$500,000 to $999,999         1.50            1.52           1.25
$1,000,000 and over          0.50            0.50           0.40

The broker-dealer reallowance may be changed from time to time.

You may purchase Class A shares without a sales load if the purchase will be:

  (A) through an IRA, 401k Plan, 403(b) Plan or other defined contribution plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates;

  (B) by registered representatives, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates;

  (C) by a current or former trustee, officer or employee of First Funds; the spouse of a First Funds trustee, officer or employee; a First Funds trustee acting as a custodi an for a minor child or grandchild of a First Funds trustee, officer or employee; or the child or grandchild of a current or former trustee, officer or employee of First Funds who has reached the age of majority;

  (D) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code);

  (E) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged;

  (F) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or

  (G)  through certain promotions where the load is waived for investors.

In addition, you will not pay a sales load on the reinvestment of dividends or distributions in any First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Exchanges Made?" Further, you generally will not pay a sales load on Class A shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class A shares which you purchased with a sales load. A sales load will apply to your purchase of Class A shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of Class A shares.

In addition, if you purchase Class A shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent at the time of the purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your service organization or First Funds at (800) 422-1941 (option 1).

RIGHT OF ACCUMULATION: The sales charge schedule under the heading "Sales Loads," which shows the sales load you will pay on Class A shares, may be reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class A shares of any other First Funds Portfolio you own and on which you paid a sales load. Therefore, a purchase of Class A shares of any First Funds Portfolio may qualify for a reduced sales load by adding:

  (i) the amount of the investor's total current purchase (including any sales charge); and
  (ii) the net asset value (at the close of business on the day of the current purchase) of all Class A shares of any First Funds Portfolio held by the investor.

For example, if a shareholder owned Class A shares of the First Funds Capital Appreciation Portfolio with a current net asset value of $25,000 and he/she wished to purchase Class A shares of the First Funds Core Equity Portfolio with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single purchase of shares between $50,000 - $99,999 of the Core Equity Portfolio, rather than the 5.75% rate that would otherwise apply to a $30,000 purchase. The reduced sales load will be applied only to the current purchase (i.e. the $30,000 purchase), not to any previous transaction.

For the Core Equity, Capital Appreciation and the Intermediate Bond Portfolios, if you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. Similarly, each subsequent purchase of First Funds Class A shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

LETTER OF INTENT: A Letter of Intent allows you to purchase Class A shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class A shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class A shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases.

If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class A shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

QUALIFICATION OF DISCOUNTS: As shown in the schedule of Class A sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your Purchase with:

  - purchases by your spouse for his, her or your joint account or for the account of any minor children, and

  - the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

OTHER: Class A shares also incur shareholder servicing fees. See discussion under "Distribution Plan and Shareholder Servicing Plans."

CLASS B SHARES

Class B shares of the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and the Cash Reserve Portfolios are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class B shares incur Distribution Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES: A CDSC of up to 5.00% for the Core Equity, Capital Appreciation and Cash Reserve Portfolios and a CDSC of up to 4.00% for the Intermediate Bond and Tennessee Tax-Free Portfolios is imposed on redemptions of Class B shares, based on the lower of the shares cost and the current net asset value. As shown in the following table, the CDSC associated with Class B shares is phased out over a period of six years. Any shares acquired by reinvestment of dividends will be redeemed without the imposition of any CDSC. In addition, the CDSC imposed on redemptions of Class B shares may be waived for Systematic Withdrawal Plans with respect to up to 10% per year of the account value at the time of establishment. The CDSC for Class B shares may be waived in the event of total disability (as evidenced by a determination by the Federal Social Security Administration) of the shareholder occurring after the purchase of the shares being redeemed or in the event of the death of the shareholder.

CORE EQUITY, CAPITAL APPRECIATION & CASH RESERVE PORTFOLIOS

YEAR 1   YEAR 2    YEAR 3    YEAR 4     YEAR 5    YEAR 6
 5%       4%        3%        3%         2%        1%

INTERMEDIATE BOND & TENNESSEE TAX-FREE PORTFOLIOS

YEAR 1   YEAR 2    YEAR 3    YEAR 4     YEAR 5    YEAR 6
 4%       3%        3%        2%         2%        1%

AUTOMATIC CONVERSION: After eight years from the date of purchase, Class B shares will automatically convert to Class A shares in the Core Equity and Capital Appreciation Portfolios and Class C shares of the Cash Reserve Portfolio. After six years from the date of purchase, Class B shares will automatically convert to Class A shares in the Intermediate Bond and Tennessee Tax-Free Portfolios.

CLASS C SHARES

Class C shares are bought with no front-end load. Therefore, the offering price for such shares will be at their NAV. Class C shares incur distribution fees and shareholder servicing fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES: A CDSC of 1% is imposed on redemptions of Class C shares of the Core Equity and Capital Appreciation Portfolios within the first year after purchase, for the Intermediate Bond Portfolio within the first sixteen months after purchase, and within the first two years after purchase for the Tennessee Tax-Free Portfolio, based on the lower of the shares' cost and the current NAV. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

ALL CLASSES

HOW ARE PORTFOLIOS SHARES VALUED?

The price at which you buy, sell or exchange Portfolio shares is the share price or net asset value (NAV). The share price for each Class of shares of the Portfolios is determined by adding the value of each Class' proportional share of the Portfolio's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class.

The Portfolios are open for business each day that the NYSE is open (a "Business Day"). The NAV is calculated at the close of the Portfolios' Business Day, (normally 2 p.m. Eastern time for the Money Market Portfolios and 4 p.m. Eastern time for all other Portfolios). Share price is not calculated on the days that the NYSE is closed.

For the Money Market Portfolios, the Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Portfolio uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

When the Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolios calculate the share price for each share Class, they value the securities they hold at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees.

WHAT ARE MY DISTRIBUTION OPTIONS?

The Core Equity and Capital Appreciation Portfolios may earn dividends from its stocks and interest from bond, money market, and other fixed-income investments. The

Intermediate Bond and Tennessee Tax-Free Portfolios may earn interest from bond, money market, and other fixed-income investments. The Money Market Portfolios earn interest from their investments. These are passed along as dividend distributions. Income dividends for the Core Equity and Capital Appreciation Portfolios, if any, are paid quarterly and annually, respectively. Income dividends for the Intermediate Bond, Tennessee Tax-Free and Money Market Portfolios are declared daily and paid monthly. The Portfolios may realize capital gains if they sell securities for a higher price than they paid for them. These are passed along as capital gain distributions.

When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:
1. Reinvestment Option: Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolios. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option: You will be sent a check for each dividend and capital gain distribution. Distribution checks will be mailed no later than seven days after the last day of the month.

3. Income-Earned Option: Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios within First Funds. Not all First Funds Portfolios may be available in your state. Please check with your Investment Professional or call First Funds at (800) 442-1941. Except as noted below, each Portfolio's shares may be exchanged for the same Class shares of other First Funds Portfolios. The redemption and purchase will be made at the NAV next determined after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at (800) 442-1941 (option 2) prior to the close of business (normally 2 p.m. Eastern time for the Money Market Portfolios and 4 p.m. Eastern Time for all other portfolios) on any Business Day.

Class A shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class A shares of other First Funds Portfolios wishing to exchange into one of the Money Market Portfolios will receive Class C shares. Investors in Class B shares of other First Funds Portfolios wishing to exchange into one of the Money Market Portfolios will receive Class B shares of the Cash Reserve Portfolio.

If you exchange shares subject to a CDSC the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your Class of shares. Also, Institutional Investors converted to Class C shares will not be subject to the 1% CDSC in year one for the Core Equity and Capital Appreciation Portfolios, the first 16 months for the Intermediate Bond Portfolio and in the first two years for the Tennessee Tax-Free Portfolio.

When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. To open a new account through exchange, the minimum initial investment requirements must be met.

Each exchange may produce a gain or loss for tax purposes. To protect each Portfolio's performance and its shareholders, the Portfolios' advisors and sub-advisors discourage frequent exchange activity by investors in response to short-term market fluctuations. The Portfolios reserve the right to refuse any specific purchase order, including certain purchases by exchange if, in the advisor's opinion, a Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if a Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of that Portfolio's assets. Although each Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolios reserve the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

You, or if Class I, the Institutional Investor, will receive a confirmation statement after every transaction that affects the share balance or the account registration and a quarterly account statement. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Institutional Investor, will receive the Portfolio's financial statements. In an effort to reduce printing and mailing expenses, only one copy of the Portfolios' reports (such as the prospectus and annual report) will be mailed to multiple investors, or, if Class I, Institutional Investors, with the same mailing address. Shareholders who desire individual copies of such reports should call (800) 442-1941 (option 2) or write to the Transfer Agent at P.O. Box 8050, Boston, Mass., 02266.

MARKET TIMERS

A Portfolio may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of a Portfolio in an effort to anticipate or time market movements. Due to the frequent or disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn may adversely impact the performance of a Portfolio.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require First Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security Number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Account applications without such information may not be accepted. To the extent permitted by applicable law, First Funds reserves the right to close your account at current day's net asset value or place limits on transactions in your account until your identity is verified. First Funds also reserves the right to hold your proceeds until your original check clears the bank.

INVOLUNTARY REDEMPTIONS

First Funds reserves the right to close an account if a shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to a Portfolio.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Portfolios intend to distribute substantially all of their net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Core Equity and Capital Appreciation Portfolios, if any, are paid quarterly and annually, respectively. Income dividends for the Intermediate Bond, Tennessee Tax-Free and Money Market Portfolios are declared daily and paid monthly.

Federal Taxes: Distributions of gains from the sale of assets held by a Portfolio for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their portfolio shares. Distributions from other sources generally are taxed as either ordinary income or, if so designated by the Portfolio, as "qualified dividend income" taxable to individual shareholders at a maximum 15% tax rate (if any), provided that the individual receiving the dividend satisfies certain holding period requirements. A portion of the Core Equity and Capital Appreciation Portfolios dividends may qualify for the dividends-received deduction for corporations.

Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolios will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31 of each year.

Federally tax-free interest earned by the Tennessee Tax-Free Portfolio or Municipal Money Market Portfolio is federally tax-free when distributed as income dividends. If the Tennessee Tax-Free or Municipal Money Market Portfolios earn federally taxable income from any of its investments, it will be distributed as a taxable dividend. Gains from the sale of tax-free bonds held by the Tennessee Tax-Free or

Municipal Money Market Portfolios for more than one year result in a taxable capital gain distribution. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends.

REDEMPTIONS AND EXCHANGES: A capital gain or loss may be realized when shares of a Portfolio are redeemed or exchanged. For most types of accounts, the Portfolios will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

"BUYING A DIVIDEND": If you purchase shares of the Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolios, prior to a distribution of income or capital gains, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as "buying a dividend".

OTHER TAX INFORMATION: The information above is only a summary of some of the federal tax consequences generally affecting the Portfolios and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes.

Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether each Portfolio is suitable given your particular tax situation. It is not anticipated from the Core Equity, Capital Appreciation, and Intermediate Portfolios distributions will be exempt from state personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or most of its agencies or instrumentalities.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct, that you are not subject to backup withholding for failing to report income to the IRS and that you are a U.S. person. If you do not comply with IRS regulations, the IRS can require the Portfolios to withhold a portion of taxable distributions from your account.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS

The Portfolios have adopted distribution and shareholder servicing plans for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.25% for Class A of the Portfolios, 0.70% for Class B of the Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio, 1.00% for Class B of the Money Market Cash Reserve Portfolio, Capital Appreciation Portfolio and Core Equity Portfolio, and 0.45% for Class C of the Money Market Portfolios, and 1.00% of Class C for the Intermediate Bond Portfolio, Tennessee Tax-Free Portfolio, Capital Appreciation Portfolio and Core Equity Portfolio. The payments for Class C shares are currently limited to 0.25% for the Money Market Portfolios, 0.75% for the Intermediate Bond Portfolio, and 0.50% for the Tennessee Tax-Free Portfolio. Because these fees are paid out of portfolio assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. In addition, certain Portfolios or classes have adopted a Defensive 12b-1 Plan, which provides that various service providers, such as a Portfolio's administrator, investment adviser, sub-adviser, or co-adviser may make payments for distribution related expenses out of their own resources, including past profits or payments received from a Portfolio for other purposes such as management fees, and that the Portfolio's distributor may, from time to time, use its own resources for distribution related services, in addition to the fees paid under the Distribution Plan.

PRIVACY POLICY

The Portfolios collect nonpublic personal information about their customers(1) from the following sources:

- Account applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

- Account history, including information about the transactions and balances in a customer's account; and

- Correspondence, written, or telephonic, between a customer and a Portfolio or service providers to the Portfolios.

The Portfolios will not release information about their customers or their accounts unless one of the following conditions is met:

-  Prior written consent is received.

- The Portfolios believe the recipient to be the fund customer or the customer's authorized representative.

-  The Portfolios are required by law to release information to the recipient.

The Portfolios do not give or sell information about their customers or their Portfolio accounts to any other company, individual, or group.

The Portfolios will only use information about their customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Portfolios restrict access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Portfolios may also share personal information with companies that it hires to provide support services. When the Portfolios share personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Portfolios also maintain physical, electronic and procedural safeguards that comply with federal standards to guard customers' non public-personal information.

The Portfolios will adhere to the policies and practices described in this notice for current and former shareholders of the Portfolios.

(1)For purposes of this notice, the terms "customer" or "customers" includes both shareholders of a Portfolio and individuals who provide nonpublic personal information to a Portfolio, but do not invest in Portfolio shares.

                                                            FINANCIAL HIGHLIGHTS

CORE EQUITY PORTFOLIO

                                                                                                                         CLASS I
                                                                                  FOR THE YEAR ENDED JUNE 30,
                                                            2003^          2002            2001           2000          1999
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $     15.74    $     21.87    $     25.33    $     26.26    $     21.56
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.07           0.08           0.07           0.11           0.13
Net realized and unrealized gain/(loss)
  on investments                                                0.37          (4.52)          0.06           1.88           5.30
                                                         -----------------------------------------------------------------------
Total from investment operations                                0.44          (4.44)          0.13           1.99           5.43
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                          (0.06)         (0.08)         (0.04)         (0.09)         (0.12)
Net realized gain                                                  -          (1.61)         (3.55)         (2.83)         (0.61)
                                                         -----------------------------------------------------------------------
Total distributions                                            (0.06)         (1.69)         (3.59)         (2.92)         (0.73)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $     16.12    $     15.74    $     21.87    $     25.33    $     26.26
                                                         =======================================================================

TOTAL RETURN+                                                   2.82%        (21.53)%        (0.70)%         8.15%         25.69%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $   470,855    $   541,058    $   716,068    $   790,050    $   790,985
Ratio of expenses to average daily net assets(1)                0.98%          0.94%          0.97%          0.87%          0.80%
Ratio of net investment income to average net assets            0.47%          0.44%          0.31%          0.44%          0.57%
Portfolio turnover rate                                           22%            38%            26%            28%            21%
(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    0.98%          0.94%          0.97%          0.95%          0.95%

                                                                                                                         CLASS A
                                                                                  FOR THE YEAR ENDED JUNE 30,
                                                            2003^          2002            2001           2000          1999
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $     15.73    $     21.85    $     25.33    $     26.30    $     21.58
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.03           0.04           0.01           0.03           0.06
Net realized and unrealized gain/(loss)
  on investments                                                0.37          (4.51)          0.06           1.88           5.31
                                                         -----------------------------------------------------------------------
Total from investment operations                                0.40          (4.47)          0.07           1.91           5.37
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                          (0.02)         (0.04)             -          (0.05)         (0.04)
Net realized gain                                                  -          (1.61)         (3.55)         (2.83)         (0.61)
                                                         -----------------------------------------------------------------------
Total distributions                                            (0.02)         (1.65)         (3.55)         (2.88)         (0.65)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $     16.11    $     15.73    $     21.85    $     25.33    $     26.30
                                                         =======================================================================

TOTAL RETURN+*                                                  2.58%        (21.73)%        (0.95)%         7.80%         25.33%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $    79,265    $   105,294    $   134,604    $   101,907    $    82,896
Ratio of expenses to average daily net assets(1)                1.24%          1.19%          1.23%          1.18%          1.10%
Ratio of net investment income to average net assets            0.21%          0.20%          0.05%          0.13%          0.28%
Portfolio turnover rate                                           22%            38%            26%            28%            21%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    1.24%          1.19%          1.23%          1.25%          1.25%

* Class A total return does not include the one-time front-end sales charge. + Total return would have been lower had various fees not been waived during the period.
^ Per share amounts calculated based on the average shares outstanding during the period.

                                                                                                              CLASS B
                                                                            FOR THE YEAR ENDED JUNE 30,
                                                             2003^           2002            2001           2000**
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $      15.35    $      21.49    $      25.13    $      25.83
                                                         ------------------------------------------------------------
Income from investment operations:
Net investment loss                                             (0.08)          (0.05)          (0.05)          (0.07)
Net realized and unrealized gain/(loss)
  on investments                                                 0.35           (4.48)          (0.04)           2.20
                                                         ------------------------------------------------------------
Total from investment operations                                 0.27           (4.53)          (0.09)           2.13
                                                         ------------------------------------------------------------
Distributions:
Net investment income                                               -               -               -               -
Net realized gain                                                   -           (1.61)          (3.55)          (2.83)
                                                         ------------------------------------------------------------
Total distributions                                                 -           (1.61)          (3.55)          (2.83)
                                                         ------------------------------------------------------------
Net asset value, end of period                           $      15.62    $      15.35    $      21.49    $      25.13
                                                         ============================================================

TOTAL RETURN+                                                    1.76%         (22.39)%         (1.65)%          8.72%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $     14,069    $     15,636    $     13,849    $      5,372
Ratio of expenses to average daily net assets(1)                 2.01%           1.98%           1.99%           1.91%*
Ratio of net investment loss to average net assets              (0.56)%         (0.59)%         (0.71)%         (0.60)%*
Portfolio turnover rate                                            22%             38%             26%             28%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     2.01%           1.98%           1.99%           1.98%*

                                                                                                                         Class C
                                                                               FOR THE YEAR ENDED JUNE 30,
                                                            2003^           2002          2001           2000           1999
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $     15.15    $     21.23    $     24.87    $     26.00    $     21.47
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment loss                                            (0.08)         (0.12)         (0.13)         (0.13)         (0.11)
Net realized and unrealized gain/(loss)
  on investments                                                0.34          (4.35)          0.04           1.83           5.25
                                                         -----------------------------------------------------------------------
Total from investment operations                                0.26          (4.47)         (0.09)          1.70           5.14
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                              -              -              -              -              -
Net realized gain                                                  -          (1.61)         (3.55)         (2.83)         (0.61)
                                                         -----------------------------------------------------------------------
Total distributions                                                -          (1.61)         (3.55)         (2.83)         (0.61)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $     15.41    $     15.15    $     21.23    $     24.87    $     26.00
                                                         =======================================================================

TOTAL RETURN+                                                   1.72%        (22.38)%        (1.66)%         7.02%         24.35%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $    53,045    $    64,105    $    93,201    $   101,084    $    95,528
Ratio of expenses to average daily net assets(1)                1.98%          1.95%          1.96%          1.92%          1.88%
Ratio of net investment loss to average net assets             (0.53)%        (0.56)%        (0.69)%        (0.61)%        (0.50)%
Portfolio turnover rate                                           22%            38%            26%            28%            21%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    1.98%          1.95%          1.96%          2.00%          2.03%

*  Annualized
** Class B commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#  Total returns for periods of less than one year are not annualized.
^ Per share amounts calculated based on the average shares outstanding during the period.

CAPITAL APPRECIATION PORTFOLIO

                                                                                                                         CLASS I
                                                                             FOR THE YEAR ENDED JUNE 30,
                                                            2003^           2002^          2001^          2000^         1999^
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $      8.03    $      9.98    $     14.47    $     10.25    $     10.74
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment loss                                            (0.06)         (0.09)         (0.05)         (0.09)         (0.09)
Net realized and unrealized gain/(loss) on
  investments                                                   1.17          (1.86)         (1.22)          4.31          (0.16)
                                                         -----------------------------------------------------------------------
Total from investment operations                                1.11          (1.95)         (1.27)          4.22          (0.25)
                                                         -----------------------------------------------------------------------
Distributions:
Net realized gain                                                  -              -          (3.22)             -          (0.24)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $      9.14    $      8.03    $      9.98    $     14.47    $     10.25
                                                         =======================================================================

TOTAL RETURN+                                                  13.82%        (19.54)%       (10.93)%        41.17%         (2.16)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $    49,572    $    39,175    $    44,746    $    46,042    $    33,803
Ratio of expenses to average daily net assets(1)                1.26%          1.46%          1.27%          1.19%          1.29%
Ratio of net investment loss to average net assets             (0.81)%        (1.01)%        (0.45)%        (0.77)%        (1.00)%
Portfolio turnover rate                                           67%           137%           130%           286%            47%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    1.26%          1.46%          1.27%          1.26%          1.44%

                                                                                                                         CLASS A
                                                                                 FOR THE YEAR ENDED JUNE 30,
                                                            2003^             2002^        2001^          2000^         1999^
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $      7.86    $      9.80    $     14.31    $     10.20    $     10.71
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment loss                                            (0.08)         (0.11)         (0.09)         (0.15)         (0.13)
Net realized and unrealized gain/(loss) on
 investments                                                    1.15          (1.83)         (1.20)          4.26          (0.14)
                                                         -----------------------------------------------------------------------
Total from investment operations                                1.07          (1.94)         (1.29)          4.11          (0.27)
                                                         -----------------------------------------------------------------------
Distributions:
Net realized gain                                                  -              -          (3.22)             -          (0.24)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $      8.93    $      7.86    $      9.80    $     14.31    $     10.20
                                                         =======================================================================

TOTAL RETURN+*                                                 13.61%        (19.80)%       (11.21)%        40.29%         (2.35)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $     3,083    $     3,879    $     5,150    $     3,883    $     2,051
Ratio of expenses to average daily net assets(1)                1.49%          1.76%          1.62%          1.63%          1.66%
Ratio of net investment loss to average net assets             (1.05)%        (1.32)%        (0.80)%        (1.21)%        (1.37)%
Portfolio turnover rate                                           67%           137%           130%           286%            47%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    1.49%          1.76%          1.62%          1.70%          1.81%

* Class A total return does not include the one-time front-end sales charge. ^ Per share amounts calculated based on the average shares outstanding during the period.
+ Total return would have been lower had various fees not been waived during the period.

                                                                                                              CLASS B
                                                                          FOR THE YEAR ENDED JUNE 30,
                                                            2003^            2002^           2001^           2000**
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $       7.84    $       9.86    $      14.49    $      10.06
                                                         ------------------------------------------------------------
Income from investment operations:
Net investment loss                                             (0.13)          (0.18)          (0.16)          (0.19)
Net realized and unrealized gain/(loss)
  on investments                                                 1.13           (1.84)          (1.25)           4.62
                                                         ------------------------------------------------------------
Total from investment operations                                 1.00           (2.02)          (1.41)           4.43
                                                         ------------------------------------------------------------
Distributions:
Net realized gain                                                   -               -           (3.22)              -
                                                         ------------------------------------------------------------
Net asset value, end of period                           $       8.84    $       7.84    $       9.86    $      14.49
                                                         ============================================================

TOTAL RETURN+                                                   12.76%         (20.49)%        (12.00)%         44.04%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $        508    $        515    $        737    $        175
Ratio of expenses to average daily net assets(1)                 2.26%           2.62%           2.48%           2.46%*
Ratio of net investment loss to average net assets              (1.82)%         (2.17)%         (1.66)%         (2.04)%*
Portfolio turnover rate                                            67%            137%            130%            286%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     2.26%           2.62%           2.48%           2.52%*

                                                                                                                         CLASS C
                                                                             FOR THE YEAR ENDED JUNE 30,
                                                            2003^          2002^          2001^          2000^          1999^
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $      7.51    $      9.43    $     14.02    $     10.04    $     10.64
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment loss                                            (0.12)         (0.18)         (0.19)         (0.25)         (0.19)
Net realized and unrealized gain/(loss) on
  investments                                                   1.08          (1.74)         (1.18)          4.23          (0.17)
                                                         -----------------------------------------------------------------------
Total from investment operations                                0.96          (1.92)         (1.37)          3.98          (0.36)
                                                         -----------------------------------------------------------------------
Distributions:
Net realized gain                                                  -              -          (3.22)             -          (0.24)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $      8.47    $      7.51    $      9.43    $     14.02    $     10.04
                                                         =======================================================================

TOTAL RETURN+                                                  12.78%        (20.36)%       (12.13)%        39.64%         (3.22)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $       482    $       463    $       758    $       634    $       392
Ratio of expenses to average daily net assets(1)                2.24%          2.63%          2.60%          2.50%          2.44%
Ratio of net investment loss to average net assets             (1.80)%        (2.18)%        (1.78)%        (2.09)%        (2.15)%
Portfolio turnover rate                                           67%           137%           130%           286%            47%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    2.24%          2.63%          2.60%          2.57%          2.59%

*  Annualized.
** Class B commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#  Total returns for periods of less than one year are not annualized.
^ Per share amounts calculated based on the average shares outstanding during the period.

INTERMEDIATE BOND PORTFOLIO

                                                                                                                         CLASS I
                                                                              FOR THE YEAR ENDED JUNE 30,
                                                            2003           2002           2001           2000           1999
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $     10.39    $     10.10    $      9.59    $      9.78    $     10.02
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.45           0.52           0.55           0.56           0.58
Net realized and unrealized gain/(loss)
  on investments                                                0.50           0.33           0.50          (0.19)         (0.22)
                                                         -----------------------------------------------------------------------
Total from investment operations                                0.95           0.85           1.05           0.37           0.36
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                          (0.47)         (0.52)         (0.55)         (0.56)         (0.58)
Net realized gain                                              (0.06)         (0.04)             -              -          (0.02)
                                                         -----------------------------------------------------------------------
Total distributions                                            (0.53)         (0.56)         (0.55)         (0.56)         (0.60)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $     10.81    $     10.39    $     10.10    $      9.59    $      9.78
                                                         =======================================================================

TOTAL RETURN+                                                   9.35%          8.59%         11.28%          3.97%          3.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $   443,511    $   188,425    $   188,381    $   202,385    $   219,298
Ratio of expenses to average daily net assets(1)                0.62%          0.62%          0.60%          0.46%          0.36%
Ratio of net investment income to average net assets            4.41%          5.08%          5.52%          5.86%          5.76%
Portfolio turnover rate                                           36%            61%            59%            22%            48%
(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    0.82%          0.82%          0.80%          0.81%          0.86%

                                                                                                                         CLASS A
                                                                               FOR THE YEAR ENDED JUNE 30,
                                                            2003            2002          2001           2000          1999
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $     10.40    $     10.10    $      9.59    $      9.78    $     10.02
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.44           0.50           0.52           0.53           0.55
Net realized and unrealized gain/(loss)
  on investments                                                0.48           0.34           0.51          (0.19)         (0.22)
                                                         -----------------------------------------------------------------------
Total from investment operations                                0.92           0.84           1.03           0.34           0.33
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                          (0.44)         (0.50)         (0.52)         (0.53)         (0.55)
Net realized gain                                              (0.06)         (0.04)             -              -          (0.02)
                                                         -----------------------------------------------------------------------
Total distributions                                            (0.50)         (0.54)         (0.52)         (0.53)         (0.57)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $     10.82    $     10.40    $     10.10    $      9.59    $      9.78
                                                         =======================================================================

TOTAL RETURN+*                                                  9.08%          8.43%         10.99%          3.66%          3.32%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $    52,686    $    50,032    $    45,098    $     7,485    $     3,057
Ratio of expenses to average daily net assets(1)                0.88%          0.87%          0.84%          0.75%          0.68%
Ratio of net investment income to average net assets            4.15%          4.83%          5.27%          5.57%          5.43%
Portfolio turnover rate                                           36%            61%            59%            22%            48%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    1.08%          1.07%          1.04%          1.11%          1.19%

* Class A total return does not include the one-time front-end sales charge. + Total return would have been lower had various fees not been waived during the period.

                                                                                CLASS B
                                                          FOR THE PERIOD ENDED JUNE 30,
                                                                      2003**
SELECTED PER-SHARE DATA
Net asset value, beginning of period                               $    10.55
                                                                   ----------
Income from investment operations:
Net investment income                                                    0.27
Net realized and unrealized gain
  on investments                                                         0.33
                                                                   ----------
Total from investment operations                                         0.60
                                                                   ----------
Distributions:
Net investment income                                                   (0.27)
Net realized gain                                                       (0.06)
                                                                   ----------
Total distributions                                                     (0.33)
                                                                   ----------
Net asset value, end of period                                     $    10.82
                                                                   ==========

TOTAL RETURN+                                                            5.75%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                              $      678
Ratio of expenses to average daily net assets(1)                         1.31%*
Ratio of net investment income to average net assets                     3.72%*
Portfolio turnover rate                                                    36%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                             1.51%*

                                                                                                                         CLASS C
                                                                               FOR THE YEAR ENDED JUNE 30,
                                                             2003           2002          2001           2000           1999
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $     10.40    $     10.10    $      9.59    $      9.77    $     10.02
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.38           0.44           0.47           0.48           0.49
Net realized and unrealized gain/(loss)
  on investments                                                0.49           0.34           0.51          (0.18)         (0.23)
                                                         -----------------------------------------------------------------------
Total from investment operations                                0.87           0.78           0.98           0.30           0.26
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                          (0.39)         (0.44)         (0.47)         (0.48)         (0.49)
Net realized gain                                              (0.06)         (0.04)             -              -          (0.02)
                                                         -----------------------------------------------------------------------
Total distributions                                            (0.45)         (0.48)         (0.47)         (0.48)         (0.51)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $     10.82    $     10.40    $     10.10    $      9.59    $      9.77
                                                         =======================================================================

TOTAL RETURN+                                                   8.54%          7.81%         10.38%          3.16%          2.58%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $     3,468    $     1,710    $     1,333    $     1,269    $     1,097
Ratio of expenses to average daily net assets(1)                1.37%          1.44%          1.42%          1.35%          1.22%
Ratio of net investment income to average net assets            3.66%          4.25%          4.70%          4.97%          4.90%
Portfolio turnover rate                                           36%            61%            59%            22%            48%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    1.82%          1.89%          1.86%          1.95%          1.92%

*  Annualized.
** Class B commenced operations on October 28, 2002.
+ Total return would have been lower had various fees not been waived during the period.
#  Total returns for periods of less than one year are not annualized.

TENNESSEE TAX-FREE PORTFOLIO

                                                                                                                         CLASS I
                                                                             FOR THE YEAR ENDED JUNE 30,
                                                             2003          2002           2001            2000          1999
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $     10.47    $     10.28    $      9.89    $     10.08    $     10.31
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.42           0.43           0.44           0.45           0.46
Net realized and unrealized gain/(loss) on
  investments                                                   0.29           0.21           0.39          (0.18)         (0.20)
                                                         -----------------------------------------------------------------------
Total from investment operations                                0.71           0.64           0.83           0.27           0.26
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                          (0.42)         (0.43)         (0.44)         (0.45)         (0.46)
Net realized gain                                              (0.03)         (0.02)             -          (0.01)         (0.03)
                                                         -----------------------------------------------------------------------
Total distributions                                            (0.45)         (0.45)         (0.44)         (0.46)         (0.49)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $     10.73    $     10.47    $     10.28    $      9.89    $     10.08
                                                         =======================================================================

TOTAL RETURN+                                                   6.89%          6.34%          8.49%          2.83%          2.54%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $   163,440    $   164,437    $   168,940    $   172,620    $   185,445
Ratio of expenses to average daily net assets (1)               0.63%          0.64%          0.62%          0.45%          0.36%
Ratio of net investment income to average net assets            3.93%          4.14%          4.29%          4.57%          4.49%
Portfolio turnover rate                                           19%             8%            13%             6%            31%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    0.83%          0.84%          0.82%          0.81%          0.86%

                                                                                                                         CLASS A
                                                                          FOR THE YEAR ENDED JUNE 30,
                                                            2003           2002           2001           2000           1999
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $     10.49    $     10.31    $      9.92    $     10.11    $     10.34
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.39           0.40           0.41           0.44           0.46
Net realized and unrealized gain/(loss) on
  investments                                                   0.29           0.20           0.39          (0.18)         (0.20)
                                                         -----------------------------------------------------------------------
Total from investment operations                                0.68           0.60           0.80           0.26           0.26
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                          (0.39)         (0.40)         (0.41)         (0.44)         (0.46)
Net realized gain                                              (0.03)         (0.02)             -          (0.01)         (0.03)
                                                         -----------------------------------------------------------------------
Total distributions                                            (0.42)         (0.42)         (0.41)         (0.45)         (0.49)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $     10.75    $     10.49    $     10.31    $      9.92    $     10.11
                                                         =======================================================================

TOTAL RETURN+*                                                  6.62%          5.98%          8.20%          2.70%          2.46%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $    11,661    $     9,252    $    12,836    $    10,580    $    13,227
Ratio of expenses to average daily net assets (1)               0.87%          0.88%          0.87%          0.58%          0.44%
Ratio of net investment income to average net assets            3.68%          3.90%          4.04%          4.44%          4.41%
Portfolio turnover rate                                           19%             8%            13%             6%            31%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    1.07%          1.08%          1.08%          1.09%^         1.13%^

* Class A total return does not include the one-time front-end sales charge. + Total return would have been lower had various fees not been waived during the period.
^ These ratios were previously reported net of the shareholder servicing fee waiver.

                                                                                                              CLASS B
                                                                        FOR THE YEAR ENDED JUNE 30,
                                                             2003            2002           2001            2000**
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $      10.47    $      10.29    $       9.90    $      10.09
                                                         ------------------------------------------------------------
Income from investment operations:
Net investment income                                            0.34            0.35            0.36            0.34
Net realized and unrealized gain/(loss)
  on investments                                                 0.29            0.20            0.39           (0.18)
                                                         ------------------------------------------------------------
Total from investment operations                                 0.63            0.55            0.75            0.16
                                                         ------------------------------------------------------------
Distributions:
Net investment income                                           (0.34)          (0.35)          (0.36)          (0.34)
Net realized gain                                               (0.03)          (0.02)              -           (0.01)
                                                         ------------------------------------------------------------
Total distributions                                             (0.37)          (0.37)          (0.36)          (0.35)
                                                         ------------------------------------------------------------
Net asset value, end of period                           $      10.73    $      10.47    $      10.29    $       9.90
                                                         ============================================================

TOTAL RETURN+                                                    6.15%           5.46%           7.72%           1.69%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $      4,673    $      1,090    $        309    $        200
Ratio of expenses to average daily net assets (1)                1.32%           1.37%           1.33%           1.16%*
Ratio of net investment income to average net assets             3.23%           3.41%           3.58%           3.86%*
Portfolio turnover rate                                            19%              8%             13%              6%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     1.52%           1.57%           1.53%           1.52%*

                                                                                                                         CLASS C
                                                                               FOR THE YEAR ENDED JUNE 30,
                                                            2003           2002           2001            2000          1999
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $     10.48    $     10.29    $      9.90    $     10.09    $     10.32
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.37           0.38           0.38           0.40           0.42
Net realized and unrealized gain/(loss) on
  investments                                                   0.29           0.21           0.39          (0.18)         (0.20)
                                                         -----------------------------------------------------------------------
Total from investment operations                                0.66           0.59           0.77           0.22           0.22
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                          (0.37)         (0.38)         (0.38)         (0.40)         (0.42)
Net realized gain                                              (0.03)         (0.02)             -          (0.01)         (0.03)
                                                         -----------------------------------------------------------------------
Total distributions                                            (0.40)         (0.40)         (0.38)         (0.41)         (0.45)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $     10.74    $     10.48    $     10.29    $      9.90    $     10.09
                                                         =======================================================================

TOTAL RETURN+                                                   6.37%          5.81%          7.89%          2.29%          2.13%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $     7,608    $     6,989    $     6,426    $     8,969    $    17,378
Ratio of expenses to average daily net assets (1)               1.12%          1.14%          1.17%          0.96%          0.75%
Ratio of net investment income to average net assets            3.43%          3.65%          3.74%          4.06%          4.10%
Portfolio turnover rate                                           19%             8%            13%             6%            31%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    1.82%          1.84%          1.87%          1.84%^         1.90%^

*  Annualized.
** Class B commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#  Total returns for periods of less than one year are not annualized.
^ These ratios were previously reported net of the shareholder servicing fee waiver.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                                                                         CLASS I
                                                                               FOR THE YEAR ENDED JUNE 30,
                                                            2003            2002          2001           2000           1999
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.013          0.024          0.057          0.053          0.047
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                         (0.013)        (0.024)        (0.057)        (0.053)        (0.047)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         =======================================================================

TOTAL RETURN+                                                   1.34%          2.42%          5.85%          5.48%          4.81%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $   124,310    $   128,530    $    81,572    $    81,992    $    94,079
Ratio of expenses to average net assets (1)                     0.25%          0.25%          0.23%          0.28%          0.39%
Ratio of net investment income to average net assets            1.33%          2.27%          5.74%          5.35%          4.71%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                     0.34%          0.32%          0.40%          0.45%          0.56%

                                                                                                                         CLASS C
                                                                               FOR THE YEAR ENDED JUNE 30,
                                                            2003            2002          2001           2000           1999
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.011          0.021          0.055          0.050          0.043
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                         (0.011)        (0.021)        (0.055)        (0.050)        (0.043)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         =======================================================================

TOTAL RETURN+                                                   1.08%          2.17%          5.59%          5.15%          4.42%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $     7,598    $     8,297    $     2,500    $     3,435    $     1,674
Ratio of expenses to average net assets (1)                     0.50%          0.50%          0.48%          0.59%          0.73%
Ratio of net investment income to average net assets            1.08%          2.02%          5.49%          5.04%          4.37%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                     0.79%          0.77%          0.85%          0.97%^         1.10%^

+ Total return would have been lower had various fees not been waived during the period.
^  These ratios were previously reported net of the 12b-1 waiver.

                                                MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                                                         CLASS I
                                                                               FOR THE YEAR ENDED JUNE 30,
                                                            2003            2002          2001            2000          1999
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.011          0.017          0.036          0.035          0.029
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                         (0.011)        (0.017)        (0.036)        (0.035)        (0.029)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         =======================================================================

TOTAL RETURN+                                                   1.10%          1.69%          3.66%          3.56%          2.92%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $    67,516    $    57,482    $    47,665    $    44,535    $    56,438
Ratio of expenses to average net assets (1)                     0.30%          0.25%          0.28%          0.27%          0.33%
Ratio of net investment income to average net assets            1.09%          1.65%          3.53%          3.48%          2.87%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                     0.33%          0.31%          0.46%          0.45%          0.50%

                                                                                                                         CLASS C
                                                                              FOR THE YEAR ENDED JUNE 30,
                                                            2003           2002           2001           2000           1999
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         -----------------------------------------------------------------------
Income from investment operations:

Net investment income                                          0.008          0.014          0.033          0.032          0.025
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                         (0.008)        (0.014)        (0.033)        (0.032)        (0.025)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         =======================================================================

TOTAL RETURN+                                                   0.85%          1.44%          3.37%          3.24%          2.56%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $    25,777    $    24,181    $    22,466    $     5,527    $     5,333
Ratio of expenses to average net assets (1)                     0.55%          0.50%          0.55%          0.58%          0.68%
Ratio of net investment income to average net assets            0.84%          1.40%          3.26%          3.17%          2.52%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                     0.78%          0.76%          0.93%          0.96%^         1.06%^

+ Total return would have been lower had various fees not been waived during the period.
^  These ratios were previously reported net of the 12b-1 waiver.

CASH RESERVE PORTFOLIO

                                                                                                                         CLASS I
                                                                            FOR THE YEAR ENDED JUNE 30,
                                                             2003          2002           2001           2000           1999
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.013          0.024          0.058          0.054          0.048
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                         (0.013)        (0.024)        (0.058)        (0.054)        (0.048)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         =======================================================================

TOTAL RETURN+                                                   1.33%          2.44%          5.92%          5.56%          4.94%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $    46,717    $    47,402    $    35,453    $    32,028    $    29,351
Ratio of expenses to average net assets (1)                     0.30%          0.25%          0.27%          0.31%          0.39%
Ratio of net investment income to average net assets            1.34%          2.36%          5.51%          5.55%          4.84%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                     0.34%          0.31%          0.45%          0.48%          0.56%

                                                                                CLASS B
                                                          FOR THE PERIOD ENDED JUNE 30,
                                                                     2003**

SELECTED PER - SHARE DATA
Net asset value, beginning of period                               $     1.00
                                                                   ----------
Income from investment operations:
Net investment income                                                   0.002
                                                                   ----------
Distributions:
Net investment income                                                  (0.002)
                                                                   ----------
Net asset value, end of period                                     $     1.00
                                                                   ==========

TOTAL RETURN+                                                            0.21%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                              $       18
Ratio of expenses to average net assets (1)                              1.14%*
Ratio of net investment income to average net assets                     0.50%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                              1.36%*

*  Annualized.
** Class B commenced operations on October 28, 2002.
+ Total return would have been lower had various fees not been waived during the period.
#  Total returns for periods less than one year are not annualized.

                                                                                                                         CLASS C
                                                                               FOR THE YEAR ENDED JUNE 30,
                                                            2003            2002          2001           2000           1999
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.011          0.022          0.055          0.053          0.046
                                                         -----------------------------------------------------------------------
Distributions:
Net investment income                                         (0.011)        (0.022)        (0.055)        (0.053)        (0.046)
                                                         -----------------------------------------------------------------------
Net asset value, end of period                           $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                         =======================================================================

TOTAL RETURN+                                                   1.08%          2.19%          5.65%          5.38%          4.67%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $   209,062    $   212,250    $   231,201    $   107,154    $    62,961
Ratio of expenses to average net assets (1)                     0.55%          0.50%          0.52%          0.55%          0.66%
Ratio of net investment income to average net assets            1.09%          2.11%          5.26%          5.30%          4.58%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                     0.79%          0.76%          0.90%        0.93%^           1.03%^

+ Total return would have been lower had various fees not been waived during the period.
^  These ratios were previously reported net of the 12b-1 waiver.

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                                                     FIRST FUNDS 2003 PROSPECTUS

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                                       58
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[GRAPHIC]

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

You can make shareholder inquiries and request other information, including a SAI, annual report, or semi-annual report, free of charge, by contacting First Funds at (800) 442-1941 (option 1) or writing to First Funds at 1625 Broadway, Suite 2200, Denver, CO 80202. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.

The SAI contains additional information about all aspects of the Portfolio. A current SAI has been filed with the SEC and is incorporated herein by reference, which means that it is legally part of the Prospectus.

You may review and copy, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Portfolio. For more information about the operation of the Public Reference Room, please call the SEC at (202) 942-8090.


[FIRST TENNESSEE(TM) LOGO]
Investment Adviser

ALPS DISTRIBUTORS, INC., distributor for First Funds

Investment Company Act File No. 811-6589

                                   FIRST FUNDS
                              CORE EQUITY PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                           INTERMEDIATE BOND PORTFOLIO
                     STATEMENT OF ADDITIONAL INFORMATION FOR
                  CLASS I, CLASS A, CLASS B, AND CLASS C OF THE
      CORE EQUITY, CAPITAL APPRECIATION, AND INTERMEDIATE BOND PORTFOLIOS,
                             DATED OCTOBER 28, 2003

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectus for each Class of First Funds (the "Trust") Core Equity, Capital Appreciation and Intermediate Bond Portfolios ("Portfolios") dated October 28, 2003, as it may be amended or supplemented from time to time. Please retain this SAI for future reference. The financial statements and financial highlights of the Portfolios, included in the Annual Report for the fiscal year ended June 30, 2003 are incorporated herein by reference. To obtain additional free copies of this SAI, the Annual Report, the Semi-Annual Report, or the Prospectus for each Portfolio, please call (800) 442-1941 (option 1), or write to 1625 Broadway, Suite 2200, Denver Colo., 80202.

TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
INVESTMENT RESTRICTIONS AND LIMITATIONS                                     1
INVESTMENT INSTRUMENTS                                                      2
PORTFOLIO TRANSACTIONS                                                      8
VALUATION OF PORTFOLIO SECURITIES                                          10
PERFORMANCE                                                                10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                             12
DISTRIBUTIONS AND TAXES                                                    13
TRUSTEES AND OFFICERS                                                      14
STANDING BOARD COMMITTEES                                                  19
INVESTMENT ADVISORY AGREEMENTS                                             19
CODE OF ETHICS                                                             21
PROXY VOTING POLICIES AND PROCEDURES                                       21
ADMINISTRATION AGREEMENT AND OTHER CONTRACTS                               23
DESCRIPTION OF THE TRUST                                                   27
FINANCIAL STATEMENTS                                                       31
APPENDIX                                                                  A-1

INVESTMENT ADVISER (CORE EQUITY AND INTERMEDIATE BOND PORTFOLIOS)
First Tennessee Bank National Association ("First Tennessee")

SUB-ADVISER (CORE EQUITY PORTFOLIO)
Highland Capital Management Corp. ("Highland" or a "Sub-Adviser")

SUB-ADVISER (INTERMEDIATE BOND PORTFOLIO)
Martin & Company, Inc. ("Martin" or a "Sub-Adviser")

CO-INVESTMENT ADVISERS (CAPITAL APPRECIATION PORTFOLIO)
First Tennessee
Delaware Management Company ("DMC")

ADMINISTRATOR AND FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc. ("ALPS" or the "Administrator")

CO-ADMINISTRATOR
First Tennessee ("First Tennessee" or the "Co-Administrator")

DISTRIBUTOR
ALPS Distributors, Inc. ("ADI" or the "Distributor")

TRANSFER AGENT & SHAREHOLDER SERVICING AGENT
Boston Financial Data Services ("Boston Financial" or the "Transfer Agent")

CUSTODIAN
State Street Bank & Trust Company ("State Street" or the "Custodian")

                     INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Portfolios' Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, except as to borrowings and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations. With respect to borrowings or illiquid securities, any borrowing or investment in such securities that exceeds the applicable limitations listed below will be reduced promptly to meet such limitation.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of that Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF THE CORE EQUITY, CAPITAL APPRECIATION AND INTERMEDIATE
                                 BOND PORTFOLIOS

THE FOLLOWING ARE THE FUNDAMENTAL LIMITATIONS FOR EACH PORTFOLIO, SET FORTH IN THEIR ENTIRETY. EACH PORTFOLIO:

(1) may not, with respect to 75% of a Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result of such purchase, (a) more than 5% of a Portfolio's total assets would be invested in the securities of that issuer; or (b) such a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2)    may not issue senior securities, except as permitted under the 1940 Act;

(3) may not borrow money, except that each Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) may not underwrite securities issued by others, except to the extent that each Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of such a Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(8) may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; and

(9) may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end or closed-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF EACH PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) Each Portfolio does not currently intend during the coming year to purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(ii) Each Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. Reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iii) Each Portfolio does not currently intend during the coming year to purchase any security, if, as a result of such purchase, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) Each Portfolio does not currently intend during the coming year to purchase or sell futures contracts. This limitation does not apply to securities that incorporate features similar to futures contracts.

(v) Each Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities.

(vi) Each Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

                             INVESTMENT INSTRUMENTS

The prospectus discusses the investment objectives of the Portfolios and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Portfolios may invest, and certain risks attendant to such investment.

ASSET COVERAGE FOR OPTIONS POSITIONS. The Portfolios will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios' assets could impede portfolio management or the Portfolios' ability to meet redemption requests or other current obligations.

COMBINED POSITIONS. Each Portfolio may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolios may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CONVERTIBLE SECURITIES. The Portfolios may invest in convertible securities which are preferred stock or debt obligations that pay a fixed dividend or interest payment and are convertible into common stock at a special price or conversion ratio.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Portfolios' current or anticipated investments exactly.

Each Portfolio may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolios' investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

The Portfolios may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolios' options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. Each Portfolio may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Portfolio may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, such Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

DERIVATIVE INSTRUMENTS. The Portfolios may invest in instruments and securities generally known as derivative investments for hedging purposes only. These investments may include, but are not limited to, the use of forward currency contracts, put or call option contracts, zero coupon bonds, and stripped fixed-income obligations.

FOREIGN CURRENCY TRANSACTIONS. The Portfolios may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio. The Portfolios may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Portfolio's investment adviser.

A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Portfolio held investments denominated in Deutsche marks, such Portfolio could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Securities and Exchange Commission ("SEC") guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolios will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the appropriate Sub-Adviser's or DMC's skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the investment adviser anticipates. For example, if a currency's value rose at a time when the investment adviser had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency's appreciation. If the appropriate Sub-Adviser or DMC hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the appropriate Sub-Adviser or DMC increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the appropriate Sub-Adviser's or DMC's use of forward currency contracts will be advantageous to a Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of each Portfolio.

FOREIGN INVESTMENTS. Foreign investments purchased by each Portfolio can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S.
markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that a Portfolio's investment adviser will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Each Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts ("ADR"s and "EDR"s) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, the appropriate Sub-Adviser, under the supervision of First Tennessee, and DMC determine the liquidity of each respective Portfolio's investments and, through reports from the Sub-Adviser and DMC, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio's investments, a Sub-Adviser and DMC may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio's rights and obligations relating to the investment). Investments currently presumed by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities. However, with respect to such presumptively illiquid securities, the Sub-Adviser or DMC may nevertheless determine such securities to be liquid upon an evaluation of the above factors with respect to such security for any over-the-counter options that each Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, each Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

LIMITATIONS ON OPTIONS TRANSACTIONS. Each Portfolio will not: (a) purchase put options or write call options if, as a result, more than 25% of a Portfolio's total assets would be hedged with options under normal conditions; (b) write put options if, as a result, a Portfolio's total obligations upon settlement or exercise of written put options would exceed 25% each of their total assets; or
(c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Portfolio would exceed 5% of total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolios to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolios' access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolios greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio may terminate its position in a put option it has purchased by allowing them to expire or by exercising the option. If the option is allowed to expire, a Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

REAL ESTATE INVESTMENT TRUSTS. The Core Equity and Capital Appreciation Portfolios (Equity Portfolios) may purchase interests in real estate investment trusts. Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the appropriate Sub-Adviser or DMC, as the case may be.

RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, each Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time each Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, each Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the appropriate Sub-Adviser or DMC, as the case may be.

SECURITIES LENDING. Each Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolios to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the appropriate Sub-Adviser or DMC to be of good standing. Furthermore, they will only be made if, in the appropriate Sub-Adviser's or DMC's judgment, the consideration to be earned from such loans would justify the risk.

First Tennessee, the Sub-Advisers, and DMC understand that it is the current view of the SEC that each Portfolio may engage in loan transactions only under the following conditions: (1) each Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS ("VRDOs/FRDOs"). VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

The Intermediate Bond Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Portfolio to tender (or put) its bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolio considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs it purchases.

WARRANTS. The Equity Portfolios may invest in warrants, which entitle the holder to buy equity securities at a specific price during a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities, which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and ceases to have value if it is not exercised prior to the expiration date. Warrants may be allowed to expire if the appropriate Sub-Adviser or DMC deems it undesirable to exercise or sell.

WRITING PUT AND CALL OPTIONS. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Portfolios may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing the underlying instrument directly, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

                             PORTFOLIO TRANSACTIONS

CAPITAL APPRECIATION AND CORE EQUITY. All orders for the purchase or sale of securities are placed on behalf of the respective Portfolios by Highland and DMC (collectively, the "Advisers") pursuant to authority contained in each Portfolio's Sub-Advisory Agreement or Co-Advisory Agreement, as the case may be. The Advisers are also responsible for the placement of transaction orders for other investment companies and accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Advisers consider various relevant factors, including, but not limited to, the broker's execution capability, the broker's perceived financial stability, the broker's responsiveness to the Advisers' transaction requests, and the broker's clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolios or other accounts over which the Advisers or their affiliates exercise investment discretion. Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Advisers in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out their obligations to each Portfolio. The receipt of such research has not reduced the Advisers' normal independent research activities; however, it enables the Advisers to avoid the additional expenses that could be incurred if they tried to develop comparable information through their own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisers' overall responsibilities to each Portfolio and their other clients. In reaching this determination, the Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services. During the fiscal year ended June 30, 2003, Delaware directed brokerage transactions to brokers for research services on behalf of the Capital Appreciation Portfolio totaling $1,354,165 in transactions and $5,435 in related commissions. During the fiscal year ended June 30, 2003, Highland directed brokerage transactions to brokers for research services on behalf of the Core Equity Portfolio totaling $50,798,831 in transactions and $55,785 in related commissions.

The Advisers are authorized to use research services provided by, and to place portfolio transactions, to the extent permitted by law with, brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

When the Portfolio and another account of the Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by each Portfolio's respective Adviser to be equitable to the Portfolio and Adviser's other accounts. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Portfolios' Advisers outweighs any disadvantages to the Portfolios that may be said to exist from exposure to simultaneous transactions for other accounts managed by the Advisers.

INTERMEDIATE BOND. Martin places all orders for the purchase or sale of securities on behalf of the Portfolio pursuant to authority contained in the Portfolio's Investment Advisory and Management Agreement. Martin is also responsible for the placement of transaction orders for First Funds' Tennessee Tax-Free Portfolio and accounts for which it or its affiliates act as investment advisor.

In selecting broker-dealers, subject to applicable limitations of the federal securities laws, Martin considers various relevant factors including, but not limited to, the broker's execution capability; the broker's perceived financial capability; the broker's responsiveness to Martin's transaction requests; and the broker's clearance and settlement capability.

Since purchases and sales of Portfolio securities are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and ask prices. The Portfolio may also purchase securities from underwriters at prices, which include a commission paid by the issuer to the underwriter.

Martin's primary consideration in effecting security transactions is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, Martin may, at its discretion, effect transactions with dealers that furnish statistical research and other information or services, which are deemed by Martin to be beneficial to the Portfolio's program. Research analysis and reports concerning issuers, industries and economic factors and trends furnished by broker-dealers may be useful to Martin clients other than the Portfolio. Similarly, any such research received by Martin through placement of Portfolio transactions of other clients may be of value to Martin in fulfilling its obligations to the Portfolio. Martin is of the opinion that the material received is beneficial in supplementing its research and analysis and therefore may benefit the Portfolio by improving the quality of their investment advice.

When the Portfolio, the Tennessee Tax-Free Portfolio, and/or other investment accounts managed by Martin are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with the formula considered by Martin to be equitable to the Portfolio, the Tennessee Tax-Free Portfolio and the other investment accounts. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio. It is the current opinion of the Trustees that the desirability of retaining Martin as sub-advisor to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

BROKERAGE COMMISSIONS - SECURITIES OF REGULAR BROKER-DEALERS. The Trustees periodically review the Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

The Core Equity Portfolio paid brokerage commissions in the amounts of $566,089, $617,646 and $553,548 during the fiscal years ended June 30, 2003, 2002 and 2001, respectively. The Capital Appreciation Portfolio paid brokerage commissions in the amounts of $162,896, $176,125 and $74,604 during the fiscal years ended June 30, 2003, 2002 and 2001, respectively. During the fiscal years ended June 30, 2003, 2002 and 2001, no brokerage commissions were paid by the Core Equity and Capital Appreciation Portfolios to an affiliated broker of the Trust. No brokerage commissions were paid by the Intermediate Bond Portfolio during the last three fiscal years.

The Portfolios are required to identify securities of the Trust's "regular brokers or dealers" that they have acquired during the Portfolios' most recent fiscal year. During the fiscal year ended June 30, 2003, the Core Equity and Capital Appreciation Portfolios did not acquire any securities from "regular brokers or dealers." The Intermediate Bond Portfolio held corporate bonds issued by Bear Stearns & Co. Inc., J.P. Morgan Chase & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Keegan & Company, Inc., and Morgan Stanley Dean Witter & Co. in the amounts of $5,347,960, $2,989,331, $9,169,187, $8,577,234, $5,369,485, and $8,303,517, respectively.

                        VALUATION OF PORTFOLIO SECURITIES

In valuing securities owned by each Portfolio, the Advisers use various methods depending on the market or exchange on which the securities are traded. Securities traded on the New York Stock Exchange ("NYSE") or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities listed on NASDAQ will be priced by using the NASDAQ official closing price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. Short-term securities maturing in 60 days are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix, which incorporates both dealer-supplied valuations and electronic data processing techniques. The Advisers believe that this two-fold approach more accurately reflects fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

The Trustees have approved the use of pricing services. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a Portfolio if, in the opinion of a committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by the Portfolios are determined as of such time for the purpose of computing the Portfolios' net asset values per share ("NAV"). Foreign security prices are furnished by independent brokers or quotation services, which express the value of securities in their local currency. ALPS, the Fund Accountant, gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith.

                                   PERFORMANCE

For each Class of the Intermediate Bond Portfolio, yields used in advertisements are computed by dividing interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, yield may not equal its distribution rate, the income paid to an account, or income reported in financial statements.

Yield information may be useful in reviewing performance and in providing a basis for comparison with other investment alternatives. Yields will fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of the Intermediate Bond Portfolio's shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur. As of June 30, 2003, the 30-day yields were 2.03%, 1.69%, 1.31% and 1.29% for Classes I, A, B, and C of the Intermediate Bond Portfolio, respectively.

TOTAL RETURNS for each Class of each Portfolio quoted in advertisements reflect all aspects of return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance. Average annual returns covering periods of less than one year are calculated by determining total return for the period, extending that return for a full year (assuming that performance remains constant over the year), and quoting the result as an annual return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical investment after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. The following table shows total returns as of June 30, 2003 for each Class of the Core Equity, Capital Appreciation and Intermediate Bond Portfolios:

                         CLASS I AVERAGE             CLASS A AVERAGE              CLASS B AVERAGE             CLASS C AVERAGE
                       ANNUAL TOTAL RETURN         ANNUAL TOTAL RETURN          ANNUAL TOTAL RETURN         ANNUAL TOTAL RETURN
                       -------------------         -------------------          -------------------         -------------------
                     ONE     FIVE     SINCE      ONE      FIVE     SINCE      ONE      FIVE     SINCE      ONE     FIVE     SINCE
                    YEAR     YEAR   INCEPTION   YEAR      YEAR   INCEPTION   YEAR      YEAR   INCEPTION   YEAR     YEAR   INCEPTION
                    ----     ----   ---------   ----      ----   ---------   ----      ----   ---------   ----     ----   ---------
Core Equity         2.76%    1.71%   11.95%    (3.32)%    0.25%   11.06%    (3.24)%    0.23%   10.76%     0.72%    0.66%   10.77%

Capital
Appreciation       13.82%    2.41%    3.33%     6.95%     0.86%    1.08%     7.63%     1.09%    1.33%    11.65%    1.27%    1.32%
Intermediate
Bond                9.35%    7.31%    7.27%     5.23%     6.29%    6.32%     4.61%     6.15%    6.35%     7.54%    6.45%    6.49%

CUMULATIVE TOTAL RETURNS reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Where applicable, sales loads may or may not be included.

Each Portfolio may compare the performance of each of its Classes or the performance of securities in which it may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by imoneynet.com of Ashland, Mass. or by Lipper, Inc., an independent service located in Summit, NJ that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, each Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The BOND FUND REPORT AVERAGES, which is reported in the BOND FUND REPORT, covers taxable bond funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. The Intermediate Bond Portfolio, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

Because the fees for Class A, Class B and Class C are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

MOVING AVERAGES. The Portfolios may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

NET ASSET VALUE. Charts and graphs using the Portfolios' net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Portfolio and reflects all elements of its return. Unless otherwise indicated, the Portfolio's adjusted NAVs are not adjusted for sales charges, if any.

From time to time, each Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolios may quote Morningstar, Inc. in their advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Portfolio may be compared in advertising to certificates of deposits ("CD's") or other investments issued by banks. Mutual funds differ from bank investments in several respects. For example, the Portfolios may offer greater liquidity or higher potential returns than CD's, and the Portfolio does not guarantee your principal or your return.

Ibbotson Associates of Chicago, Ill. (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the return of different indices.

The Core Equity Portfolio may compare its performance to that of the Standard & Poor's Composite Index of 500 stocks ("S&P 500"), a widely recognized, unmanaged index of the combined performance of the stocks of 500 American companies. The Capital Appreciation Portfolio may compare its performance to that of the S&P 500, the Standard & Poor's 400 Midcap Index, the Russell 2000 Growth Index or the Russell 2500 Growth Index. The Intermediate Bond Portfolio may compare its performance to that of the Lehman Brothers Intermediate Government/Credit Bond Index, which consists of the Government/Credit Bond Index securities with maturities less than ten years. Each Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance.

Each Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit nor guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") has scheduled the following holiday closings: Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day and Labor Day. Although the same holiday schedule is expected to be observed in the future, the NYSE may modify its holiday schedule at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying each Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

MARKET TIMERS. A Portfolio may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of a Portfolio in an effort to anticipate or time market movements. Due to the frequent or disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn may adversely impact the performance of a Portfolio.

ADDITIONAL CLASS A INFORMATION

PURCHASE INFORMATION. As provided for in Rule 22d-1 under the 1940 Act, ADI exercises its right to waive each Portfolio's Class A shares' maximum sales charge in connection with the Portfolio's merger with or acquisition of any investment company or trust.

ADDITIONAL CLASS C INFORMATION

EXCHANGE INFORMATION. CDSC aging in Class C shares will be suspended when exchanging into one of the Money Market Portfolios. CDSC aging will resume once Class C shares are exchanged out of the Money Market Portfolio.

                             DISTRIBUTIONS AND TAXES

DIVIDENDS. A portion of the income distributed by the Equity Portfolios may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Portfolios' income is derived from qualifying dividends. Because the Portfolios may also earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from each Portfolio that qualifies for the deduction will generally be less than 100%. Income distributions are generally tax as either ordinary income or, if so designated by the Portfolios, as "qualified dividend income" taxable to individual shareholders at a maximum 15% tax rate (if any), provided that the individual receiving the dividend satisfies certain holding period requirements. Each Portfolio will notify corporate shareholders and individual shareholders annually of the percentage of portfolio dividends which qualify for the dividends-received deduction and the "qualified dividend income" reduced rate, respectively. Because the income earned by the

Intermediate Bond Portfolio is primarily derived from interest, dividends from each such Portfolio generally will not qualify for the dividends-received deduction available to corporations nor for the "qualified dividend income" available to individuals. A portion of each Portfolio's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore increase (decrease) dividend distributions. Each Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

CAPITAL GAIN DISTRIBUTIONS. Distributions of gains from the sale of assets held by a Portfolio for more than one year generally are taxable to shareholders of that Portfolio at the applicable long-term capital gains rate, regardless of how long the shareholders have owned their Portfolio shares.

Short-term capital gains distributed by a Portfolio, if any, are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because each Portfolio does not currently anticipate that securities of foreign corporations will constitute more than 50% of each Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

TAX STATUS OF THE TRUST. Each Portfolio has qualified in prior fiscal years and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"), so that each Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the IRC. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each Portfolio also intends to comply with other federal tax rules applicable to regulated investment companies. The Portfolio's principal place of business is located in Denver, Colo. The Portfolio intends to comply with Colorado tax rules applicable to registered investment companies.

If the Portfolios purchase shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), they may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolios with respect to deferred taxes arising from such distributions or gains. In many cases, such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio. Investors should consult their tax advisers to determine whether each Portfolio is suitable to their particular tax situation.

                              TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the overall management of the business of the Portfolios. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Portfolios, including the Trust's Agreements with its investment adviser, co-investment advisers, administrator, distributor, transfer agent, custodian, and fund accounting agent. The Board of Trustees has delegated the day-to-day operations of the Portfolios to the Trust's officers and various service providers, subject always to the objectives and policies of the Portfolio and the general supervision of the Board of Trustees. Information regarding the Trustees and Officers of the Trust is set forth in the tables below.

                              INDEPENDENT TRUSTEES

                                                                                                               NUMBER OF
                              POSITION(S)                                                                 PORTFOLIOS IN FUND
                                 HELD       TERM OF OFFICE AND LENGTH         PRINCIPAL OCCUPATION         COMPLEX OVERSEEN
NAME, ADDRESS & AGE           WITH TRUST         OF TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
JOHN A. DECELL, age 67,         Trustee       June 1992 to Present        Mr. DeCell is the
1625 Broadway, Suite 2200                                                 owner/president of DeCell &
Denver, Colo.                                                             Company (real estate
                                                                          consulting and management),             7
                                                                          and President of Capital
                                                                          Advisers, Inc. (real estate
                                                                          consulting and management).

LARRY W. PAPASAN, age 62,       Trustee       June 1992 to Present        Mr. Papasan is former Chairman
1625 Broadway, Suite 2200                                                 and President of Smith &
Denver, Colo.                                                             Nephew, Inc. (orthopedic
                                                                          division). Mr. Papasan is also
                                                                          a member of the Board of the            7
                                                                          SSR, Inc., an engineering
                                                                          services firm, and Plough
                                                                          Foundation, a non-profit
                                                                          trust.

RICHARD C. RANTZOW, age 65,    Chairman       June 1992 to Present        Mr. Rantzow was CFO/Director,
1625 Broadway, Suite 2200     and Trustee                                 Ron Miller Associates, Inc.
Denver, Colo.                                                             (manufacturer). Mr. Rantzow             7
                                                                          was Managing Partner (until
                                                                          1990) of the Memphis office of
                                                                          Ernst & Young.

                                               INTERESTED TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                              POSITION(S)                                                                  NUMBER OF PORTFOLIOS
                                 HELD       TERM OF OFFICE AND LENGTH         PRINCIPAL OCCUPATION            IN FUND COMPLEX
NAME, ADDRESS & AGE           WITH TRUST         OF TIME SERVED               DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
CHARLES BURKETT, age 52,      Trustee         June 2003 to Present        Mr. Burkett is currently the
1625 Broadway, Suite 2200                                                 President, Memphis Financial            7
Denver, Colo.                                                             Services of First Tennessee
                                                                          Bank. Mr. Burkett served as an
                                                                          Executive Vice President,
                                                                          Manager Affluent Markets,
                                                                          First Tennessee Bank, from
                                                                          1997 to 2001. Mr. Burkett is a
                                                                          director of First Tennessee
                                                                          Brokerage, a broker/dealer,
                                                                          Highland Capital Management
                                                                          Corp. and Martin & Company,
                                                                          both investment advisers and
                                                                          affiliates of First Tennessee,
                                                                          First Horizon Asset
                                                                          Securities, Inc., FT Real
                                                                          Estate Information Mortgage
                                                                          Solutions, Inc., FT
                                                                          Reinsurance Company, and
                                                                          FHRIII, LLC. Mr. Burkett is a
                                                                          sole director of FT Insurance
                                                                          Corporation, First Express
                                                                          Remittance Processing, Inc.,
                                                                          FT Mortgage Holding
                                                                          Corporation, First Horizon
                                                                          Home Loan Corporation, First
                                                                          Tennessee Mortgage Services,
                                                                          Inc., Federal Flood
                                                                          Certification Corp., First
                                                                          Horizon Mortgage Loan
                                                                          Corporation, FT Real Estate
                                                                          Information Mortgage Solutions
                                                                          Holdings, Inc., FHEL, Inc.,
                                                                          FHRF, Inc., FHTRS, Inc., First
                                                                          Tennessee Brokerage, Inc.,
                                                                          FHRIV, LLC, FHRV, LLC, FHRVI,
                                                                          LLC, and FHR Holding, Inc. Mr.
                                                                          Burkett is a director of the
                                                                          following non-profit
                                                                          organizations Mid-South
                                                                          Minority Business Council,
                                                                          Memphis Regional Chamber,
                                                                          LeBonheur Foundation, Memphis
                                                                          Symphony, University of
                                                                          Memphis Foundation, Memphis
                                                                          Ballet, and American Heart
                                                                          Association. Because of his
                                                                          affiliation with First
                                                                          Tennessee, Mr. Burkett is
                                                                          considered an "Interested"
                                                                          Trustee of First Funds.

                                               INTERESTED TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                              POSITION(S)                                                                  NUMBER OF PORTFOLIOS
                                 HELD       TERM OF OFFICE AND LENGTH         PRINCIPAL OCCUPATION            IN FUND COMPLEX
NAME, ADDRESS & AGE           WITH TRUST         OF TIME SERVED               DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE P. LEWIS, age 65,      President       December 1999 to Present    Mr. Lewis is currently a
1625 Broadway, Suite 2200                                                 director of Methodist Extended          7
Denver, Colo.                                                             Care Hospital, a non-profit
                                                                          health care company. From 1961
                                                                          until October 1999, Mr. Lewis
                                                                          was employed by First
                                                                          Tennessee Bank and served as
                                                                          Executive Vice President and
                                                                          Manager of the Money
                                                                          Management Group of First
                                                                          Tennessee Bank from 1976 to
                                                                          1999. During that time he was
                                                                          also a director of certain
                                                                          First Tennessee affiliates
                                                                          including Hickory Venture
                                                                          Capital Corporation, a venture
                                                                          capital company, and First
                                                                          Tennessee Brokerage, a
                                                                          broker/dealer. He was also a
                                                                          director for Martin & Company
                                                                          and Highland Capital
                                                                          Management Corp., both
                                                                          investment advisers and
                                                                          affiliates of First Tennessee.
                                                                          Because of his affiliation
                                                                          with First Tennessee, Mr.
                                                                          Lewis is considered an
                                                                          "Interested" Trustee of First
                                                                          Funds.

JEREMY O. MAY, age 33,        Treasurer                                   Mr. May has been a Vice
1625 Broadway, Suite 2200                                                 President of ALPS
Denver, Colo.                                                             Distributors, Inc., since
                                                                          October 1997, and is Director
                                                                          of Mutual Funds Operations at
                                                                          ALPS Mutual Funds Services,
                                                                          Inc. Mr. May joined ALPS in
                                                                          1995 as Controller. Mr. May is
                                                                          also the Treasurer of
                                                                          Financial Investors Trust and
                                                                          Financial Investors Variable
                                                                          Insurance Trust.

TRACI A. THELEN, age 30,      Secretary                                   Ms. Thelen is the General
1625 Broadway, Suite 2200                                                 Counsel of ALPS Distributors,
Denver, Colo.                                                             Inc., the Distributor, and
                                                                          ALPS Mutual Funds Services,
                                                                          Inc., the Administrator. Ms.
                                                                          Thelen joined ALPS
                                                                          Distributors, Inc. and ALPS
                                                                          Mutual Funds Services, Inc. in
                                                                          October 1999 as Associate
                                                                          Counsel. Prior to that, Ms.
                                                                          Thelen did contract work for
                                                                          various law firms in Boulder,
                                                                          Colorado. Ms. Thelen is also
                                                                          the Secretary of Financial
                                                                          Investors Trust, Financial
                                                                          Investors Variable Insurance
                                                                          Trust, and Westcore Trust.

The Trustees each receive from the Trust an annual fee of $9,000 with the exception of the Chairman of the Board, Mr. Rantzow, who receives $11,000 annually. Each Trustee also receives an additional fee in the amount of $2,250 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 2003:

                                                                                                           AGGREGATE
                                                         PENSION OR                                    COMPENSATION FROM
                                  AGGREGATE          RETIREMENT BENEFITS       ESTIMATED ANNUAL       THE TRUST AND FUND
                              COMPENSATION FROM      ACCRUED AS PART OF          BENEFITS UPON          COMPLEX PAID TO
NAME                              THE TRUST             FUND EXPENSES             RETIREMENT               TRUSTEES
------------------------------------------------------------------------------------------------------------------------
Charles Burkett
Trustee                        $             0         $             0           $            0         $             0
John A. DeCell
Trustee                        $        17,500         $             0           $            0         $        17,500
George P. Lewis
Trustee                        $        17,500         $             0           $            0         $        17,500
Larry W. Papasan
Trustee                        $        15,500         $             0           $            0         $        15,500
Richard C. Rantzow
Trustee                        $        19,500         $             0           $            0         $        19,500

As of December 31, 2002, the dollar range of equity securities in the Funds beneficially owned by Trustees who are "interested persons" of the Trust were as follows:

                                                                                                        AGGREGATE DOLLAR RANGE OF
                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                   EQUITY SECURITIES IN ALL
                             ------------------------------------------------------------------           REGISTERED INVESTMENT
                                                           CAPITAL                                        COMPANIES OVERSEEN BY
  INTERESTED                     CORE EQUITY            APPRECIATION          INTERMEDIATE BOND      TRUSTEE IN FAMILY OF INVESTMENT
   TRUSTEES                       PORTFOLIO               PORTFOLIO               PORTFOLIO                    COMPANIES*
---------------              -----------------          ------------          -----------------      -------------------------------
George P. Lewis                Over $100,000                None                    None                      Over $100,000
Charles Burkett              $10,001 - $50,000              None                    None                    $10,001 - $50,000

As of December 31, 2002, the dollar range of equity securities in the Funds beneficially owned by Trustees who are not "interested persons" of the Trust were as follows:

                                                                                                        AGGREGATE DOLLAR RANGE OF
                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                   EQUITY SECURITIES IN ALL
                             ------------------------------------------------------------------           REGISTERED INVESTMENT
                                                           CAPITAL                                        COMPANIES OVERSEEN BY
  INDEPENDENT                    CORE EQUITY            APPRECIATION          INTERMEDIATE BOND      TRUSTEE IN FAMILY OF INVESTMENT
   TRUSTEES                       PORTFOLIO               PORTFOLIO               PORTFOLIO                    COMPANIES*
------------------           -----------------          ------------          -----------------      -------------------------------
John A. DeCell               $10,001 - $50,000              None                    None                      Over $100,000
Larry W. Papasan             $10,001 - $50,000          $1 - $10,000                None                     $10,001 -$50,000
Richard C. Rantzow           $10,001 - $50,000          $1 - $10,000                None                     $10,001 -$50,000

*The aggregate dollar range of equity securities may include holdings in other First Funds Portfolios not included in this SAI.

As of September 30, 2003, the officers and trustees of the Trust owned as a group less than 1% of the outstanding shares of any Portfolio.

                            STANDING BOARD COMMITTEES

AUDIT COMMITTEE. The Board of Trustees has established an Audit Committee. The Audit Committee considers such matters pertaining to the Trust's books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee considers the engagement and compensation of the independent auditors. The Audit Committee is comprised of all of the Independent Trustees and met four times during the fiscal year ended June 30, 2003.

NOMINATING COMMITTEE. The Board of Trustees has recently established a Nominating Committee consisting of Mr. John DeCell, Mr. Larry Papasan, and Mr. Richard Rantzow. The function of the Nominating Committee is to recommend candidates for election to the Board of Trustees. The Nominating Committee does not have a procedure for considering nominees for Trustees recommended by shareholders.

                         INVESTMENT ADVISORY AGREEMENTS

The Core Equity and Intermediate Bond Portfolios employ First Tennessee Bank National Association, Memphis, Tenn., to furnish investment advisory and other services to each such Portfolio. First Tennessee provides these services through First Tennessee Advisory Services, a department of First Tennessee. Under the Investment Advisory and Management Agreement with each such Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee's expense. Highland Capital Management Corp., Memphis, Tenn., acts as Sub-Adviser to the Core Equity Portfolio. Martin & Company, Inc., Knoxville, Tenn., acts as Sub-Adviser to the Intermediate Bond Portfolio. Subject to the direction of the Trustees and of First Tennessee, the Sub-Advisers will direct the investments of these Portfolios in accordance with their respective investment objective, policies and limitations.

At a special meeting on May 17, 2000, shareholders of the Capital Appreciation Portfolio of First Funds approved an Investment Advisory and Management Agreement between First Funds and DMC naming DMC as Co-Adviser to the Capital Appreciation Portfolio. By vote of a majority of shareholders of the Capital Appreciation Portfolio, DMC replaced Investment Advisers, Inc., ("IAI") as co-adviser to that Portfolio, effective June 1, 2000.

First Tennessee and DMC, Philadelphia, Penn., act as Co-Advisers to the Capital Appreciation Portfolio. First Tennessee provides these services through First Tennessee Advisory Services, a department of First Tennessee. Subject to the direction of the Trustees and monitoring by First Tennessee, DMC directs the investments of this Portfolio in accordance with the Portfolio's investment objective, policies and limitations.

In addition to First Tennessee's and DMC's fees and the fees payable to the Transfer Agent, Fund Accounting Agent, and to the Administrator, each Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. Each Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by each Portfolio include: interest, taxes, brokerage commissions, each Portfolio's proportionate share of insurance premiums, and costs of registering shares under federal and state securities laws. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing the investment and business affairs of the Core Equity Portfolio, First Tennessee receives a monthly management fee at the annual rate of 0.65% of the Core Equity Portfolio's average net assets up to $1 billion and 0.60% of the Core Equity Portfolio's average net assets over $1 billion. The Capital Appreciation Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.15% of the Capital Appreciation Portfolio's average net assets. The Intermediate Bond Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.50% of the Intermediate Bond Portfolio's average net assets up to $250 million and 0.45% of the Intermediate Bond Portfolio's average net assets over $250 million. First Tennessee has contractually agreed through June 30, 2004, to waive its fee to 0.30% of the average net assets of the Intermediate Bond Portfolio. Prior to January 2, 2002, First Tennessee received a monthly management fee at the annual rate of 0.65%, 0.15% and 0.50% from the Core Equity, Capital Appreciation and Intermediate Bond Portfolios, respectively.

The following table summarizes the management fees paid to First Tennessee by the Portfolios and any management fee waivers for the last three fiscal years:

                                 YEAR ENDED                           YEAR ENDED                           YEAR ENDED
                                JUNE 30, 2003                        JUNE 30, 2002                        JUNE 30, 2001
                       MANAGEMENT FEES    WAIVER OF FEES    MANAGEMENT FEES    WAIVER OF FEES    MANAGEMENT FEES    WAIVER OF FEES
                       ---------------    --------------    ---------------    --------------    ---------------    --------------
Core Equity                $ 3,900,294                 -       $  5,719,707                 -        $ 6,427,377                 -

Capital Appreciation       $    63,593                 -       $     66,434                 -        $    74,690                 -

Intermediate Bond          $ 1,246,022         $ 498,141       $  1,183,360         $ 473,345        $ 1,079,256         $ 431,702

The following table summarizes the management fees paid to DMC by the Capital Appreciation Portfolio and any management fee waivers for the last three fiscal years:

                                  YEAR ENDED                           YEAR ENDED                          YEAR ENDED
                                JUNE 30, 2003                        JUNE 30, 2002                        JUNE 30, 2001
                       MANAGEMENT FEES     WAIVER OF FEES    MANAGEMENT FEES   WAIVER OF FEES    MANAGEMENT FEES    WAIVER OF FEES
                       ---------------     --------------    ---------------   --------------    ---------------    --------------
Capital Appreciation       $   296,615                -       $     310,025               -         $   348,555                -

Under its Investment Advisory and Management Agreement with each of the Core Equity and Intermediate Bond Portfolios, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to each such Portfolio. As Sub-Adviser, Highland is entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of 0.38% of the Core Equity Portfolio's average net assets up to $1 billion and 0.35% of the Core Equity Portfolio's average net assets over $1 billion. First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Intermediate Bond Portfolio's average net assets up to $250 million and 0.27% of the Intermediate Bond Portfolio's average net assets over $250 million. As Co-Adviser to the Capital Appreciation Portfolio, DMC is entitled to receive 0.70% of that Portfolio's average net assets up to $50 million and 0.65% thereafter. Prior to January 2, 2002, Highland was entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of 0.38% of the Core Equity Portfolio's average net assets. Prior to January 2, 2002, Martin was entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of 0.30% of the Intermediate Bond Portfolio's average net assets. Under the terms of each sub-advisory agreement with First Tennessee and DMC's Investment Advisory and Management Agreement with the Trust, the Sub-Advisers, subject to the supervision of First Tennessee, and DMC supervise the day-to-day operations of their respective Portfolios and provide investment research and credit analysis concerning their respective Portfolios' investments, conduct a continual program of investment of their respective Portfolios' assets and maintain the books and records required in connection with their duties under their advisory agreements. In addition, the Sub-Advisers and DMC keep First Tennessee informed of the developments materially affecting each Portfolio. Martin, as Sub-Adviser for the Intermediate Bond Portfolio, is currently waiving some or all of the fees it is entitled to receive from First Tennessee.

The Trustees take into consideration various factors in evaluating the renewal of an existing investment advisory agreement. The Trustees request and assess comprehensive information about the investment adviser's services, including a complete description of the nature, extent, and quality of the services which are provided to the Portfolios under the advisory agreement, a report on the Portfolios' compliance with applicable investment objectives, policies, and restrictions, and applicable requirements of the Internal Revenue Code, a report containing relevant performance data for the Portfolios, and comparisons of that performance data to the performance of a representative sample of comparable funds and to the performance of recognized indices. The Trustees also receive from the adviser recent financial statements, including a balance sheet and income statement, in order to assess the adviser's financial condition.

After considering the nature and quality of the services to be provided by the adviser, the Trustees next evaluate the reasonableness of the compensation to be paid by the Portfolios to the adviser. Additionally, the Trustees consider the reasonableness of the adviser's potential profit, if any, projected from the fees under the advisory agreement. In analyzing the adviser's projected profitability, the Trustees consider the anticipated costs incurred by the adviser in providing such services. Moreover, when examining the adviser's projected profitability, the Trustees also determine whether the adviser or any of its affiliates would receive any quantifiable "fall-out" or collateral benefits as a result of the adviser providing services to the Portfolios. Collateral benefits are direct or indirect revenues or other benefits that the adviser or any of its affiliates receive that are attributable in some way to the existence of the Portfolios.

                                 CODE OF ETHICS

Each Portfolio permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics (the "Code") that has been adopted by the Portfolios' Board of Trustees. Access Persons are required to follow the guidelines established by the Code in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. First Tennessee and the Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the Code, must each adopt and enforce its own Code of Ethics appropriate to its operations. The Board of Trustees is required to review and approve the Code of Ethics for First Tennessee, the Advisers and the Distributor. First Tennessee and the Advisers are also required to report to the Portfolios' Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Code of Ethics, including any violations thereof which may potentially affect the Portfolios.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trustees, by Unanimous Written Consent in lieu of a special meeting of the Trustees dated as of October 23, 2003, delegated to Delaware and Highland the authority to vote proxies for the Capital Appreciation and Core Equity Portfolios, respectively. Additionally, the Trustees delegated to First Tennessee the authority to vote any and all proxies for the Core Equity Portfolio relating to shareholder proposals regarding executive compensation arrangements, such authority to be exercised by First Tennessee on a case by case basis. A summary of Highland's and Delaware's Proxy Voting Policies and Procedures are as follows:

SUMMARY OF HIGHLAND'S PROXY VOTING POLICY AND PROCEDURES FOR THE CORE EQUITY PORTFOLIO. Except as described below, the Trustees have delegated authority to Highland to vote proxies on behalf of the Core Equity Portfolio. With respect to proxies concerning shareholder proposals to restrict executive compensation, the Trustees have delegated authority to First Tennessee Bank to vote such proxies on behalf of the Portfolio.

HIGHLAND GENERAL VOTING POLICY
In voting of proxies, Highland will consider those factors that may affect the value of the investment and vote in a manner which, Highland believes, is in the Portfolio's best interest. Each quarter, Highland will take reasonable measures to ensure that it has received all the proxies for which it is responsible to vote and that they have, in fact, been voted. However, there may be circumstances where such proxies may not be voted such as in the case of shares of foreign corporations where the cost to the Portfolio of voting proxies outweighs any benefit associated with voting such shares. Highland will maintain records with respect to its proxy procedures and proxy voting decisions.

HIGHLAND VOTING PROCEDURES
The Proxy Voting Committee (the "Committee"), which is comprised of the Managing Directors of Highland, will determine the proxy voting policy, procedures and guidelines of Highland. The Committee will designate one of the Committee members to oversee the proxy voting process (the "Designated Manager"). The Designated Manager will be responsible for formulating the voting guidelines and submitting them to the Committee for approval. The Designated Manager will determine guidelines for proposals not previously approved by the Committee or documented in the Guidelines and those issues will be reported to the Committee on a quarterly basis. In general, Highland will attempt to pursue the policy, which serves the Portfolio's best interests after reviewing the various proxy voting alternatives. The Committee will review this Policy annually in light of Highland practices, the nature of its clients or changes in applicable laws. The Committee will designate a Highland employee to serve as the Proxy Clerk. The Proxy Clerk will be responsible for submitting proxies, on behalf of Highland within the approved guidelines.

To facilitate the proxy voting process, Highland has purchased software from Investor Responsibility Research Center (IRRC). IRRC's software allows Highland to track proxies, set up voting criteria, vote client proxies, and maintain records of how proxies were voted.

POTENTIAL CONFLICTS OF INTEREST
Prior to voting, the Proxy Clerk will review the list of Interested Persons (as hereinafter defined) and verify whether an actual or potential conflict of interest with Highland exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict or interest shall be adequately documented by the Compliance Officer. The Compliance Officer will review annually Highland's client list, Highland's holdings list and obtain sufficient information from Highland principals to determine companies with which Highland may have a conflict of interest in connection with proxy solicitation ("Interested Persons"). Annually, the Compliance Officer will submit the list of Interested Persons to the Committee.

If a conflict of interest exists, the proxy generally will be voted in accordance with the Guidelines. In the event the Guidelines do not address the proxy issue or if the Committee believes that the proxy should be voted other than in accordance with the Guidelines, then Highland will use a third party research firm to make a recommendation to the Committee on how to vote the proxy in the best interest of the Portfolio. The Committee will then review the proxy material, the Guidelines and the recommendation of the third party and determine how to vote on the issue in the best interest of the Portfolio. Examples of conflicts of interest include situations in which:

     - Highland manages an account for a company whose management is soliciting proxies.
     - Highland has a material relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast.
     - Highland or its principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.
     -  Highland has a financial interest in the outcome of a vote.

All conflicts of interest will be reported to the Committee and the Board of Trustees each quarter.

PROXY VOTING GUIDELINES
Highland believes that recommendations of a company's management on an issue should be given significant weight in determining how proxy issues for the company should be voted. Therefore, on many issues Highland will vote in accordance with management recommendations. The following summarizes Highland Guidelines on certain proxy matters. The summary does not include Highland Guidelines on all issues.

Highland's Guidelines provide that Highland will generally vote as follows on these proxy matters: (I) vote against management proposals to authorize preferred stock, restore pre-emptive rights or to authorize dual or multiple classes of common stock; (ii) vote against a management proposal to merge with or acquire another company if the company's board of directors did not obtain a fairness opinion from an investment banking firm; (iii) vote against management proposals to adopt cumulative voting; (iv) vote for management proposals to repeal a classified board, eliminate supermajority vote to approve a merger or other business combination; (v) vote for management proposals concerning increasing, decreasing, amending or issuing authorized common stock; (vi) vote against management proposals to authorize the issuance of or, to increase authorized preferred stock; (vii) vote against management proposals to adopt or amend an employee stock option plan if [1] equity overhang from all company plans is more than 5% of the total outstanding stock; [2] the plan allows options to be priced at less than 85% of the fair market value at grant date; [3] the plan administrator can reprise or replace underwater options; the plan unnecessarily benefits retiring employees; or, [4] the plan provides for time lapsing restricted stock awards or enhances or adds change-in-control provisions; (viii) vote against management proposals to adopt or amend a stock option plan for non-employee directors if [1] the minimum potential overhang is 5.00%, [2] plan authorizes a wide range of stock based awards; [3] the plan or proposal permits non-formula or discretionary grants; or, [4] the plan would add shares so that minimum dilution from all plans is more than 5.00% of total outstanding shareholder equity; (ix) vote against management proposals to adopt an employee stock purchase plan if the stock purchase price is less than 85% of stock's fair market value; (x) vote against management proposals to adopt an employee stock award plan if the award vests solely on tenure;
(axe)
vote against management proposals to adopt an annual bonus plan if performance criteria is not disclosed (xii) vote against management proposals to adopt a long term bonus plan if dilution is more than 5% of the outstanding equity;
(xiii) vote for management's proposal to adopt a deferred compensation plan;
(xiv) vote against management proposals to exchange underwater options; (xiv) vote against shareholder proposals on social policy issues.

The Guidelines also address how Highland will vote with respect to shareholder proposals on corporate policy issues. Generally, the Guidelines provide that Highland will vote against shareholder proposals concerning executive compensation and vote for shareholder proposals that increase Board independence, Board Chairman independence and compensation committee independence. If Highland votes proxies for the Portfolio in a manner that is not consistent with the Guidelines, Highland will inform the Board of Trustees of such vote and rationale for such vote at the next Board of Trustees meeting.

VOTES CONCERNING SHAREHOLDER PROPOSALS ON EXECUTIVE COMPENSATION.
In the event that a proxy is requested concerning a shareholder proposal that restricts executive compensation, Highland will forward the proxy to First Tennessee Advisory Services, a department of First Tennessee Bank National Association ("First Tennessee") to vote on behalf of the Portfolio. First Tennessee will vote proxies on this issue on a case by case basis and may obtain research or recommendations on the matter from independent research firms. The Manager of First Tennessee's Trust Product Development and Support Services will be responsible for voting all proxies on this issue. First Tennessee will maintain records concerning its voting decision on these proposals. In the event of a conflict of interest concerning the company or the proposal and First Tennessee, then First Tennessee will use a third party research firm to make a recommendation to First Tennessee on how to vote the proxy in the best interest of the Portfolio. First Tennessee then will review the proxy voting materials and the recommendation of the third party and determine how to vote the proxy on the issue in the best interest of the Portfolio.

SUMMARY OF DELAWARE'S PROXY VOTING POLICY AND PROCEDURES FOR THE CAPITAL APPRECIATION PORTFOLIO.
If and when proxies need to be voted on behalf of the Capital Appreciation Portfolio, Delaware Management Company (the "Adviser") will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Capital Appreciation Portfolio. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Capital Appreciation Portfolio. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Capital Appreciation Portfolio and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Capital Appreciation Portfolio, ISS will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Capital Appreciation Portfolio.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Capital Appreciation Portfolio. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Capital Appreciation Portfolio are voted by ISS in accordance with the Procedures. Because almost all Capital Appreciation Portfolio proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Capital Appreciation Portfolio. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Capital Appreciation Portfolio.

                  ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR. ALPS is the administrator to each Portfolio. As the Administrator, ALPS assists in each Portfolio's administration and operation including, but not limited to, providing various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from each Portfolio a monthly fee at the annual rate of 0.115% of average net assets. Prior to July 1, 2003, ALPS was entitled to receive from each Portfolio a monthly fee at the annual rate of 0.135% of average net assets. Prior to January 1, 2002, ALPS was entitled to receive from each Portfolio a monthly fee at the annual rate of 0.15% of average net assets.

The following table summarizes the administration fees paid to ALPS by the Portfolio and any administration fee waivers for the last three fiscal years:

                                 YEAR ENDED                           YEAR ENDED                           YEAR ENDED
                                JUNE 30, 2003                        JUNE 30, 2002                        JUNE 30, 2001
                     ADMINISTRATION FEES  WAIVER OF FEES  ADMINISTRATION FEES  WAIVER OF FEES  ADMINISTRATION FEES  WAIVER OF FEES
                     -------------------  --------------  -------------------  --------------  -------------------  --------------
Core Equity                  $   810,061             -          $  1,286,723             -          $  1,483,241               -

Capital Appreciation         $    57,233             -          $     63,038             -          $     74,690               -

Intermediate Bond            $   336,547             -          $    337,531             -          $    323,777               -

CO-ADMINISTRATOR. First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from each Portfolio a monthly fee at the annual rate of 0.085% of average net assets. Prior to July 1, 2003, First Tennessee was entitled to receive from each Portfolio a monthly fee at the annual rate of 0.065% of average net assets. Prior to January 1, 2002, First Tennessee was entitled to receive from each Portfolio a monthly fee at the annual rate of 0.05% of average net assets.

The following table summarizes the co-administration fees paid to First Tennessee by the Portfolio and any co-administration fee waivers for the last three fiscal years:

                                YEAR ENDED                    YEAR ENDED                    YEAR ENDED
                               JUNE 30, 2003                JUNE 30, 2002                 JUNE 30, 2001
                          CO-ADMINISTRATION FEES        CO-ADMINISTRATION FEES       CO- ADMINISTRATION FEES
                          ----------------------        ----------------------       -----------------------
Core Equity                     $ 390,029                     $ 473,186                     $ 494,414
Capital Appreciation            $  27,557                     $  25,540                     $  24,897
Intermediate Bond               $ 162,041                     $ 135,814                     $ 107,925

DISTRIBUTOR. ADI is the distributor to each Portfolio. ADI is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. As the Distributor, ADI sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class C is obligated to pay ADI monthly a 12b-1 fee at the annual rate of up to 0.75% of average net assets, respectively, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class C shares. Class B of the Core Equity, Capital Appreciation and Intermediate Bond Portfolios is obligated to pay ADI monthly a 12b-1 fee at the annual rate of up to 0.75%, 0.75% and 0.60% of average net assets, respectively, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class B shares. This fee may be limited from time to time by the Board of Trustees. See "Administration Agreements and Other Contracts - Distribution Plan." Classes A and C pay shareholder servicing fees to Investment Professionals at an annual rate of 0.25% of average net assets as more fully described under the section "Administration Agreements and Other Contracts - Shareholder Services Plans". Class B pays shareholder servicing fees to Investment Professionals at an annual rate of 0.25%, 0.25% and 0.10% of the Core Equity, Capital Appreciation and Intermediate Bond Portfolios' average net assets, respectively, as more fully described under the section "Administration Agreements and Other Contracts - Shareholder Services Plans". First Tennessee and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

The following table summarizes the underwriter commissions paid to ADI for the last three fiscal years:

                                               YEAR ENDED                      YEAR ENDED                      YEAR ENDED
                                              JUNE 30, 2003                   JUNE 30, 2002                   JUNE 30, 2001
                                              -------------                   -------------                   -------------
Core Equity                                      $ 9,191                         $ 48,831                       $ 41,549
Capital Appreciation                             $   527                         $    705                       $  4,328
Intermediate Bond                                $ 2,155                         $  1,913                       $    214

TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN. State Street Bank & Trust Company, through its affiliate Boston Financial Data Services, provides transfer agent and shareholder services for each Portfolio. For such services, State Street is entitled to receive a fee from each Portfolio based on their net asset value, plus out-of-pocket expenses.

State Street, 1 Heritage Drive, North Quincy, Mass. 02171, is also Custodian of the assets of the Portfolios. The Custodian is responsible for the safekeeping of each Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, State Street is entitled to receive a fee from each Portfolio based on its net asset value, plus out-of-pocket expenses. The Custodian takes no part in determining the investment policies of the Portfolios or in deciding which securities are purchased or sold by the Portfolios. The Portfolios, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

ALPS serves as the fund accounting agent, calculating the NAV and dividends of each Class of each Portfolio and maintaining the Portfolios' general accounting records. For such services, ALPS is entitled to receive a fee from each Portfolio based on its net asset value, plus out-of-pocket expenses.

DISTRIBUTION PLANS. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class C of each Portfolio (the "Class C Plan") and Class B of the Core Equity, Capital Appreciation and Intermediate Bond Portfolios (the "Class B Plan") (collectively the "Distribution Plans") pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Distribution Plans to allow each class to compensate ADI for incurring distribution expenses. Pursuant to the Class C Plan, ADI is paid a monthly 12b-1 (distribution) fee at the annual rate of up to 0.75% of Class C's average daily net assets. Pursuant to the Class B Plan, ADI is paid a monthly 12b-1 (distribution) fee at the annual rate of up to 0.75%, 0.75% and 0.60% of Class B's average daily net assets for the Core Equity, Capital Appreciation and Intermediate Bond Portfolios, respectively. The Trustees may limit such fees from time to time for one or more Portfolios (see the current Prospectus for each Portfolio for information concerning such limitations). The Trust or ADI, on behalf of Class C of each Portfolio and Class B of the Core Equity, Capital Appreciation, and Intermediate Bond Portfolios, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions).

Each Class C and Class B Plan provides that ADI may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services. The Service Agreements further provide for compensation to banks, broker-dealers, and others for their efforts to sell Class C and Class B shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analysis and reports with respect to marketing and promotional activities as ADI may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class C and Class B shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class C and Class B shares. The Class C Plan and Class B Plan recognize that ADI may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

The Distribution Plans have been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of each Distribution Plan prior to its approval, and have determined that there is a reasonable likelihood that each Distribution Plan will benefit each Portfolio and its shareholders. To the extent that the Class C and Class B Plans give ADI greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Class C and Class B Plans could be construed as compensation plans because ADI is paid a fixed fee and is given discretion concerning what expenses are payable under the Distribution Plans. ADI may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ADI could be said to have received a profit. For example, if ADI pays $1 for Class C distribution-related expenses and receives $2 under a Class C Plan, the $1 difference could be said to be a profit for ADI. (Because ADI is reimbursed for its out-of-pocket direct promotional expenses, each Distribution Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year). If after payments by ADI for marketing and distribution there are any remaining fees attributable to a Class C or Class B Plan, these may be used as ADI may elect. Since the amount payable under each Distribution Plan will be commingled with ADI's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ADI's overhead expenses will be paid out of Distribution Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

Regarding Class C shares, ADI pays the entire distribution fee (up to 0.75% of average net assets) to First Tennessee Bank for an initial term of 12 months for the Core Equity and Capital Appreciation Portfolios and 16 months for the Intermediate Bond Portfolio as compensation for its initial expense of paying investment dealers a commission upon sales of those shares. After the initial term, ADI pays these distribution fees as compensation to investment dealers. In the case of Class B shares of the Core Equity and Capital Appreciation Portfolios, ADI pays First Tennessee Bank the entire distribution fee (up to 0.75% of average net assets) as compensation for its initial expense of paying investment dealers a commission upon sales of those shares. In the case of Class B shares of the Intermediate Bond Portfolio, ADI pays First Tennessee Bank the entire distribution fee (up to 0.60% average net assets) as compensation for its initial expense of paying investment dealers a commission upon sales of those shares.

For the fiscal year ended June 30, 2003, Classes B and C paid distribution fees in the following amounts:

                                                                                   FEES PAID
                           TOTAL DISTRIBUTION             FEES PAID                 TO FIRST                   FEES PAID
                                  FEES                TO INTERMEDIARIES          TENNESSEE BANK                 TO ADI
                           ------------------         -----------------          --------------                ---------
Core Equity
   Class B                        99,827                         -                    99,827                       -
   Class C                       386,270                   363,924                    22,346                       -
Capital Appreciation
   Class B                         3,124                         -                     3,124                       -
   Class C                         3,115                     2,936                       179                       -
Intermediate Bond
   Class B                         1,578                         -                     1,578                       -
   Class C                        10,041                     7,158                     2,883                       -

In addition, certain Portfolios or classes have adopted a Defensive 12b-1 Plan, which provides that various service providers, such as a Portfolio's administrator, investment adviser, sub-adviser, or co-adviser, may make payments for distribution related expenses our of their own resources, including past profits or payments received from a Portfolio for other purposes such as management fees, and that the Portfolio's distributor may, from time-to-time, use its own resources for distribution related services, in addition to the fees paid under the Distribution Plan.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Classes A, B and C have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to 0.25% of average net assets of Classes A and C, up to 0.25% of average net assets of Class B of the Core Equity and Capital Appreciation Portfolios, and up to 0.10% of average net assets of Class B of the Intermediate Bond Portfolio. Currently, ADI retains the entire service fee paid by Class B during the first year.

For the fiscal year ended June 30, 2003, Classes A, B, and C paid shareholder servicing fees in the following amounts:

                                                                                   FEES PAID
                            TOTAL SHAREHOLDER             FEES PAID                 TO FIRST                   FEES PAID
                             SERVICING FEES           TO INTERMEDIARIES          TENNESSEE BANK                 TO ADI
                            -----------------         -----------------          --------------                ---------
Core Equity
   Class A                       195,705                   195,705                        -                          -
   Class B                        33,258                    24,734                        -                      8,524
   Class C                       128,757                   119,854                    8,903                          -
Capital Appreciation
   Class A                         6,914                     6,914                        -                          -
   Class B                         1,044                       837                        -                        207
   Class C                         1,039                       973                       66                          -
Intermediate Bond
   Class A                       128,873                   128,873                        -                          -
   Class B                           269                        25                        -                        244
   Class C                         5,020                     3,464                    1,556                          -

                            DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. The Core Equity, Capital Appreciation and Intermediate Bond Portfolios are Portfolios of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992, and further amended and restated on August 5, 2003. The Declaration of Trust permits the Trustees to create additional Portfolios and Classes. There are seven Portfolios of the Trust, each with multiple Classes.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

The Trust's Declaration of Trust provides that by becoming a shareholder of a Portfolio, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts's law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio's property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Portfolio without first requesting that the Trustees bring such a suit unless there would be irreparable injury to the Portfolio or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of portfolios with the same or an affiliated investment advisor or distributor.

As of September 30, 2003, the following shareholders owned 5% or more of the outstanding shares of the indicated Class of the Portfolios.

                                                                                TOTAL                % OF          TOTAL OUTSTANDING
NAME AND ADDRESS                             PORTFOLIO          CLASS       SHARES OWNED          CLASS HELD           IN CLASS
----------------                             ---------          -----       ------------          ----------       -----------------
First Tennessee National Corp.               Core Equity          I         6,261,597.290           22.73%          27,547,086.592
D/B Pension Plan
Memphis, TN

Charles Schwab & Co., Inc.                   Core Equity          A           506,010.867           10.43%           4,849,297.924
Special Custody Account
FBO Customers
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

Arrow & Co.                                  Core Equity          A           304,099.316            6.27%           4,849,297.924
Attn: NAV Desk
P.O. Box 30010
Durham, NC  27702-3010

U.S. Clearing Corp.                          Core Equity          B            80,731.970            9.08%             888,658.589
26 Broadway
New York, NY  10004-1703

First Tennessee National Corp.          Capital Appreciation      I         3,494,828.435           62.36%           5,604,647.667
D/B Pension Plan
Memphis, TN

First Tennessee Foundation              Capital Appreciation      I           281,039.483            5.01%           5,604,647.667
Mutual Funds
Memphis, TN

Otto Kruse                              Capital Appreciation      A            27,038.456            7.52%             359,653.897
5623 Hillsboro Road
Nashville, TN  37215-4224

NFSC FEBO                               Capital Appreciation      B             5,138.746            6.64%              77,386.241
Chester D. Darby
E/O Allie E. Darby
Route 5, Box 51939
Winnsboro, TX  75494-9768

NFSC FEBO                               Capital Appreciation      B             4,004.004            5.17%              77,386.241
Delores S. Morrison
6700 Hickory Crest Drive
Walls, MS  38680-9394

                                                                                TOTAL                % OF          TOTAL OUTSTANDING
NAME AND ADDRESS                             PORTFOLIO          CLASS       SHARES OWNED          CLASS HELD           IN CLASS
----------------                             ---------          -----       ------------          ----------       -----------------
Dan Boarman                             Capital Appreciation      C             9,989.686           15.65%              63,850.860
Darolyn Boarman
4402 Parkland Drive
Myrtle Beach, SC  29579-6821

State Street Bank & Trust               Capital Appreciation      C             4,727.587            7.40%              63,850.860
Custodian for the IRA Rollover of
Eugene B. Drost
3819 Audubon Ridge Bend
Bartlett, TN  38135-1549

First Tennessee National Corp.            Intermediate Bond       I        11,213,792.408           29.05%          38,607,125.288
D/B Pension Plan
Memphis, TN

FIIOC Custodian                           Intermediate Bond       A         3,477,486.065           72.85%           4,773,658.434
FBO as Agent for Certain
Employee Benefit Plans
100 Magellan Way
Covington, KY  41015-1987

The Trust Co. of Knoxville                Intermediate Bond       A           389,386.144            8.16%           4,773,658.434
Retirement Plan
620 Market Street, Suite 300
Knoxville, TN  37902-2290

NFSC FEBO                                 Intermediate Bond       B             9,703.397           15.26%              63,581.336
Anita M. Andrus
Aimee L. Andrus Family Trust
5 Dutton Lane
Salmon, ID  83467-5086

NFSC FEBO                                 Intermediate Bond       B             9,398.496           14.78%              63,581.336
Clifford W. Merritt
Jacqueline T. Merritt
5088 Waters Edge Cove
North Memphis, TN  38141

NFSC FEBO                                 Intermediate Bond       B             4,744.052            7.46%              63,581.336
Hardine Young
6522 Burch Walk
Memphis, TN  38115-6660

NFSC FEBO                                 Intermediate Bond       B             4,686.036            7.37%              63,581.336
Devon Dooley
15 Broadmoor
Jackson, TN  38305-2525

NFSC FEBO                                 Intermediate Bond       B             4,209.542            6.62%              63,581.336
Mayoma R. Hicks
1255 Clinchview Circle
Jefferson City, TN  37760-2908

                                                                                TOTAL                % OF          TOTAL OUTSTANDING
NAME AND ADDRESS                             PORTFOLIO          CLASS       SHARES OWNED          CLASS HELD           IN CLASS
----------------                             ---------          -----       ------------          ----------       -----------------
NFSC FEBO                                 Intermediate Bond       B             3,867.403            6.08%              63,581.336
Sharon Harthcock
FBO Donald M. Reichelderfer
467 Sangra Road South
Cordova, TN  38018-7686

NFSC FEBO                                 Intermediate Bond       B             3,762.935            5.92%              63,581.336
Nannie M. Turner
Martha T. Locke
409 West Main Street
Cotton Plant, AR  72036-9650

NFSC FEBO                                 Intermediate Bond       B             3,259.179            5.13%              63,581.336
Beverly Y. Peterson
2257 Heatherwood Cv
Memphis, TN  38119-6511

Walter W. Layson                          Intermediate Bond       C            24,190.734            8.72%             277,469.513
871 San Simeon Drive
Concord, CA  94518-2156

Mary Bess Hatfield                        Intermediate Bond       C            16,166.574            5.83%             277,469.513
672 Hickory Brook Road
Chattanooga, TN  37421-6753

National Investor Services                Intermediate Bond       C            15,200.533            5.48%             277,469.513
55 Water Street, 32nd Floor
New York, NY  10041-0028

VOTING RIGHTS. Each Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by the Trustees. If not so terminated, the Trust and each Portfolio will continue indefinitely.

The Trust or any Portfolio or class of the Trust may merge or sell its assets to another operating entity if authorized at any meeting of the shareholders representing a majority of the voting power of the Trust, Portfolio or class, as applicable. Subject to applicable law, the Declaration of Trust provides that the Trustees may approve certain transactions without any shareholder vote. Such transactions include, but are not limited to, the following: (i) sell and convey the assets of the Trust or any affected Portfolio to another trust; (ii) sell and convert into money all of the assets of the Trust or any affected Portfolio;
(iii) change a Portfolio's form of organization; (iv) reorganize any Portfolio or class of the Trust as a whole into a new entity or new Portfolio of an existing entity; (v) incorporate any Portfolio or class or the trust as a whole as a new entity; (vi) amend the Declaration of Trust except for amendments which affect shareholders' voting powers, amendments which affect the amendment provisions of the Declaration of Trust, amendments required by law or by a Portfolio's registration statement to be voted on by the shareholders, or amendments submitted to shareholders by the Trustees; (vii) enter into and amend advisory and subadvisory agreements in accordance with law; (viii) terminate the Trust; (ix) designate or redesignate a Portfolio, (x) classify and reclassify classes; and (xi) make any other changes with respect to a Portfolio or class, including terminating a Portfolio or class, whether or not shares of the Portfolio or class are outstanding.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional Classes of shares for each Portfolio of the Trust. Although the investment objective for each separate Class of a particular Portfolio is the same, fee structures are different such that one Class may have a higher yield than another Class of the same Portfolio at any particular time. Shareholders of the Trust will vote separately by Portfolio, or by Class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a Class thereof, in which case, only the shareholders of such Portfolio or class will vote. Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple Classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such Class will be determined in accordance with such rule.

REDEMPTION. The Trust may involuntarily redeem a shareholder's shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate inactive, lost or very small accounts for administrative efficiencies and cost savings; (ii) to protect the tax status of a Portfolio; and (iii) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interest of the remaining shareholders of a Portfolio.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colo. 80202, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS

Each Portfolio's financial statements and financial highlights for the fiscal year ended June 30, 2003, are included in the Trust's Annual Report, which is a separate report supplied independently of this Statement of Additional Information. Each Portfolio's financial statements and financial highlights are incorporated herein by reference.

The Portfolios' financial statements for the year ended June 30, 2003 were audited by Deloitte & Touche LLP, whose report thereon is included in the Portfolios' annual report.

                                    APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY for the Intermediate Bond Portfolio is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by assuming a constant prepayment rate for the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks, appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in highest-rated categories.

The ratings from AA to BBB may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                   FIRST FUNDS
                          TENNESSEE TAX-FREE PORTFOLIO
 STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS A, CLASS B, AND CLASS C
                                OCTOBER 28, 2003

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the current Prospectus for each Class of the First Funds (the "Trust") Tennessee Tax-Free Portfolio (the "Portfolio") dated October 28, 2003. Please retain this SAI for future reference. The Portfolio's financial statements and financial highlights, included in the Annual Report for the fiscal year ended June 30, 2003, are incorporated herein by reference. To obtain additional free copies of this SAI, the Annual Report, the Semi-Annual Report, or the Prospectus, please call (800) 442-1941 (option 1), or write to 1625 Broadway, Suite 2200, Denver, Colo. 80202.

TABLE OF CONTENTS

                                                             PAGE
                                                             ----
INVESTMENT RESTRICTIONS AND LIMITATIONS                         1
INVESTMENT INSTRUMENTS                                          2
SPECIAL CONSIDERATIONS AFFECTING TENNESSEE                      5
PORTFOLIO TRANSACTIONS                                          6
VALUATION OF PORTFOLIO SECURITIES                               7
PERFORMANCE                                                     7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                 10
DISTRIBUTIONS AND TAXES                                        11
TRUSTEES AND OFFICERS                                          12
STANDING BOARD COMMITTEES                                      16
INVESTMENT ADVISORY AGREEMENT                                  17
CODE OF ETHICS                                                 18
ADMINISTRATION AGREEMENT AND OTHER CONTRACTS                   18
DESCRIPTION OF THE TRUST                                       20
FINANCIAL STATEMENTS                                           23
APPENDIX                                                      A-1

INVESTMENT ADVISER
First Tennessee Bank National Association ("First Tennessee" or the "Investment Adviser")

SUB ADVISER
Martin & Company, Inc. ("Martin" or the "Sub-Adviser")

ADMINISTRATOR AND FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc. ("ALPS" or the "Administrator")

CO-ADMINISTRATOR
First Tennessee Bank National Association ("First Tennessee" or the "Co-Administrator")

DISTRIBUTOR
ALPS Distributors, Inc. ("ADI" or the "Distributor")

TRANSFER AGENT & SHAREHOLDER SERVICING AGENT
Boston Financial Data Services ("Boston Financial" or the "Transfer Agent")

CUSTODIAN
State Street Bank & Trust Company ("State Street" or the "Custodian")

                     INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, except as to borrowings and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

As a matter of fundamental policy, the Portfolio will invest at least 80% of its net assets in securities whose interest is exempt from federal and Tennessee state personal income taxes, under normal market conditions.

             INVESTMENT LIMITATIONS OF TENNESSEE TAX-FREE PORTFOLIO

The following are Tennessee Tax-Free Portfolio's fundamental limitations set forth in their entirety. The Portfolio:

(1) may not issue senior securities, except as permitted under the Investment Company Act of 1940;

(2) may not borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) may not underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or the state of Tennessee or any county, municipality, or political subdivision of any of the foregoing, including any agency, board authority, or commission of the foregoing) if, as a result of such purchase, 25% or more of the Portfolio's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(5) may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(7) may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; and

(8) may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF TENNESSEE TAX-FREE PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

(i) To meet federal tax requirements for qualification as a "regulated investment company," the Portfolio limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and
        (b) do not apply to "government securities" as defined for federal tax purposes.

(ii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The Portfolio may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party. Reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iv) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result of such purchase, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The Portfolio does not currently intend during the coming year to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

                             INVESTMENT INSTRUMENTS

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Portfolio may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

The Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FEDERALLY-TAXABLE OBLIGATIONS. The Tennessee Tax-Free Portfolio does not intend to invest in securities whose interest is federally taxable; however, from time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. As an operating policy, the Portfolio intends to invest its assets to achieve as fully as possible tax exempt income for both Tennessee state and federal purposes. For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should the Portfolio invest in taxable obligations, it would purchase securities, which in the judgment of Martin are of high quality. These would include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. The Portfolio's standards for high-quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Aaa and Aa, and those described by Standard and Poor's Corporation (S&P) in rating corporate obligations within its two highest ratings of AAA and AA.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the Tennessee General Assembly that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolio's holdings would be affected and the Board of Trustees (the Trustees) would reevaluate the Portfolio's investment objective and policies.

Tennessee Tax-Free Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, Martin determines the liquidity of Tennessee Tax-Free Portfolio's investments and, through reports from Martin, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, Martin may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently presumed by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and some restricted securities. However, with respect to such presumptively illiquid securities, Martin may nevertheless determine such securities are liquid based upon an evaluation of the above factors. In the absence of market quotations, illiquid investments are valued at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

MUNICIPAL LEASE OBLIGATIONS. The Portfolio may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchase, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

REFUNDING CONTRACTS. The Tennessee Tax-Free Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15 - 20% of the purchase price). The Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by Securities and Exchange Commission (SEC) guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. The Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Martin.

RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Tennessee Tax-Free Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time each decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Martin. As a result, such transactions may increase fluctuations in the market values of the Portfolio's assets and may be viewed as a form of leverage.

STAND-BY COMMITMENTS. Stand-by commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Tennessee Tax-Free Portfolio may acquire stand-by commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default.

Ordinarily, the Portfolio will not transfer a stand-by commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase stand-by commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Stand-by commitments are subject to certain risks, including the ability of issuers to pay for securities at the time the commitments are exercised, the fact that stand-by commitments are not marketable by the Portfolio, and that the maturities of the underlying securities may be different from those of the commitments.

TENDER OPTION BONDS. Tender option bonds are created by coupling an intermediate or long-term fixed-rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Tennessee Tax-Free Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the Portfolio, Martin will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOs/FRDOs). VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

The Tennessee Tax-Free Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Portfolio to tender (or put) its bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolio considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs it purchase.

ZERO COUPON BONDS. Zero coupon bonds do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of an U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

                   SPECIAL CONSIDERATIONS AFFECTING TENNESSEE

GEOGRAPHIC CONCENTRATION RISK. The performance of the Portfolio is susceptible to various statutory, political, and economic factors that are unique to the State of Tennessee, as discussed in more detail below. Some of these factors include the Tennessee budget process, the state economy, and the volatility of state tax collections.

LIQUIDITY RISK RELATED TO TENNESSEE MUNICIPAL OBLIGATIONS. In general, the secondary market for municipal obligations issued by Tennessee is less liquid than that for taxable debt obligations or for large issues of municipal obligations that are traded across the country. As a result, the securities available to the Portfolio for purchase may be limited and it may be more difficult for the Portfolio to sell or otherwise dispose of certain portfolio securities. At the present time, an established resale market exists for the Tennessee obligations in which the Portfolio invests. However, there is no guarantee that this secondary market will be available to the Portfolio in the future.

TENNESSEE OBLIGATIONS. The following information, as to certain, Tennessee considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Tennessee. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Tennessee issuers. Neither the Trust nor the Portfolio has independently verified this information.

Tennessee is the sixteenth most populous state in the United States, up from eighteenth in 1990, according to the US Census of 2000. Nearly 5.7 million people reside in Tennessee, up nearly 16.7% over the past ten years. This rate of growth is higher than the national average of 13.2%.

The Tennessee economy is largely based on manufacturing and services, which accounted for approximately 46% of all jobs in the State. Other important segments of the State economy include the wholesale and retail trade, and the government sector. The State unemployment rate in 2002 averaged 5.1%, which was better than the 5.8% posted nationally in 2002. The average unemployment rate for Tennessee thus far in 2003 has been 5.1% versus 6.2% nationally. A decline in the State's manufacturing sector, particularly durable goods manufacturing, and a slowdown in construction contributed to job losses in 2002. The service sector was able to add jobs to the State's economic base.

In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. In the past, the Governor and the General Assembly have had to restrict expenditures to comply with the State Constitution.

Tennessee is one of nine states that does not have a personal income tax. It is reliant on sales tax revenues to fund its budget. While the State has generated growth in sales tax, the growth has not kept pace with expenditures. This has put tremendous pressure on the legislature to balance the budget. During the 2002 legislative session, the General Assembly increased the State sales tax from 6% to 7%. This was part of the State's effort to balance its budget based on recurring revenues and not "one- time" or non-recurring revenues, as had been done the past three years. The sales tax addition is expected to generate $600 million in new revenue. The overall tax revenue package enacted was the largest tax increase in the State's history. Sales tax revenues have increased by over 17% in the fiscal year 2003.

A substantial part of the State's budget problems has been TennCare. TennCare, the State's healthcare program serving Medicaid eligible, uninsured or uninsurable citizens serves nearly 1.4 million people or approximately 25% of the State's population. Beginning in 1994, there have been significant increases in state funding each year. Since 1998, the program has required an average annual increase in funding of over 14%. This is well in excess of the State's tax revenue growth. Permanent changes to the program are being developed in order to control the cost to the State.

Tennessee will soon become the 39th state to offer a state lottery. Estimates show that Tennessee can expect to collect as much as $900 million in gross revenues, with $200 to $300 million in profits. These profits will be used to support education initiatives. Tennesseans account for $155 million in lottery purchases from neighboring states, so much of this revenue will be re-directed back to the State.

Moody's and S&P downgraded the general obligations of the State of Tennessee in 2001 and 2002. The rating agencies cited a continued reliance on non-recurring revenues to fund ongoing expenses, the increasing cost of TennCare, reliance on a narrow revenue stream to fund its budget, and lack of progress toward ensuring long term solutions to balance the budget. As of the date of this SAI, general obligations of the State of Tennessee are rated "AA", "Aa2" and "AA" by S&P, Moody's and Fitch, respectively. Limited borrowing and the practice of paying for projects on a current basis have helped keep Tennessee's debt ratios well below the national average. The State was placed on negative outlook by S&P in September 2002 and by Moody's in March 2003. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

                             PORTFOLIO TRANSACTIONS

Martin places all orders for the purchase or sale of securities on behalf of the Portfolio pursuant to authority contained in the Portfolio's Investment Advisory and Management Agreement. Martin is also responsible for the placement of transaction orders for First Funds' Intermediate Bond Portfolio and accounts for which it or its affiliates act as investment advisor.

In selecting broker-dealers, subject to applicable limitations of the federal securities laws, Martin considers various relevant factors including, but not limited to, the broker's execution capability; the broker's perceived financial capability; the broker's responsiveness to Martin's transaction requests; and the broker's clearance and settlement capability.

Since purchases and sales of Portfolio securities are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and ask prices. The Portfolio may also purchase securities from underwriters at prices, which include a commission paid by the issuer to the underwriter.

Martin's primary consideration in effecting security transactions is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, Martin may, at its discretion, effect transactions with dealers that furnish statistical research and other information or services, which are deemed by Martin to be beneficial to the Portfolio's program. Research analysis and reports concerning issuers, industries and economic factors and trends furnished by broker-dealers may be useful to Martin clients other than the Portfolio. Similarly, any such research received by Martin through placement of Portfolio transactions of other clients may be of value to Martin in fulfilling its obligations to the Portfolio. Martin is of the opinion that the material received is beneficial in supplementing its research and analysis and therefore may benefit the Portfolio by improving the quality of their investment advice.

When the Portfolio, the Intermediate Bond Portfolio, and/or other investment accounts managed by Martin are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with the formula considered by Martin to be equitable to the Portfolio, the Intermediate Bond Portfolio and the other investment accounts. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio. It is the current opinion of the Trustees that the desirability of retaining Martin as sub-advisor to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Trustees periodically review Martin's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

No brokerage commissions were paid by the Portfolio during the last three fiscal years, nor did the Portfolio acquire securities of the trust's "regular brokers or dealers" during the most recent fiscal year.

                        VALUATION OF PORTFOLIO SECURITIES

Valuations of securities furnished by the pricing service employed by the Portfolio are based upon a computerized matrix system and/or appraisals by the independent pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Portfolio and the Portfolio's pricing agent under general supervision of the Trustees.

Use of pricing services has been approved by the Board of Trustees. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method (e.g., closing over-the-counter-bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

                                   PERFORMANCE

For each class of the Portfolio, yields used in advertising are computed by dividing interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the net asset value per share (NAV) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, yields may not equal their distribution rate, the income paid to an account, or income reported in financial statements.

Yield information may be useful in reviewing performance and in providing a basis for comparison with other investment alternatives. Yields will fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur.

As of June 30, 2003, the 30-day yields were 2.73%, 2.38%, 2.03% and 2.22% for
Class I, A, C and B, respectively. The Tennessee Tax-Free Portfolio also may quote the tax-equivalent yield for each class, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. The tax-equivalent yield is the current yield that would have to be earned, in the investor's tax bracket, to match the tax-free yields shown below after taking federal income taxes into account. Tax-equivalent yields are calculated by dividing current yield by the result of one minus a stated federal or combined federal and state tax rate. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 2.0% to 8.0%. Of course, no assurance can be given that each class will achieve any specific tax-exempt yield. While the Portfolio invests principally in municipal obligations whose interest is not includable in gross income for purposes of calculating federal income tax, other income received by the Portfolio may be taxable.

The following table shows the effect of a shareholder's tax status on effective yield under the federal income tax laws for 2002:

                    2002 TAX RATES AND TAX-EQUIVALENT YIELDS

                        TAXABLE                         FEDERAL       IF INDIVIDUAL TAX-EXEMPT YIELD IS:
                       INCOME *                           TAX         2.00%         3.00%          4.00%
        SINGLE RETURN             JOINT RETURN         BRACKET**      THEN TAXABLE EQUIVALENT YIELD IS:
$         0 - $    6,000   $         0 - $   12,000      10.0%        2.22%         3.33%          4.44%
$     6,000 - $   27,950   $    12,000 - $   46,700      15.0%        2.35%         3.53%          4.71%
$    27,950 - $   67,700   $    46,700 - $  112,850      27.0%        2.74%         4.11%          5.48%
$    67,700 - $  141,250   $   112,850 - $  171,950      30.0%        2.86%         4.29%          5.71%
$   141,250 $    307,050   $   171,950   $  307,050      35.0%        3.08%         4.62%          6.15%
$   307,050 -      above   $   307,050 -      above      38.6%        3.26%         4.89%          6.51%

* Taxable income (gross income after all exemptions, adjustments, and deductions) based on 2002 tax rates.
**Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

Tennessee individual income tax is levied at a flat rate of 6%. The tax is levied on dividend and interest income.

If your effective combined federal and Tennessee state tax rate in 2002 was:

          15.40%  20.10%  31.38%  34.20%  38.90%  42.28%

Then your tax-equivalent yield* is:

2.0%    2.36%     2.50%      2.91%      3.04%      3.27%      3.47%
3.0%    3.55%     3.75%      4.37%      4.56%      4.91%      5.20%
4.0%    4.73%     5.01%      5.83%      6.08%      6.55%      6.93%
5.0%    5.91%     6.26%      7.29%      7.60%      8.18%      8.66%
6.0%    7.09%     7.51%      8.74%      9.12%      9.82%     10.40%
7.0%    8.27%     8.76%     10.20%     10.64%     11.46%     12.13%
8.0%    9.46%    10.01%     11.66%     12.16%     13.09%     13.86%

*The Portfolio may invest a portion of its assets in obligations that are subject to state or federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

TOTAL RETURNS for each Class of the Portfolio quoted in advertising reflect all aspects of return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in NAV over the period.

AVERAGE ANNUAL TOTAL RETURNS ARE CALCULATED by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance. Average annual returns covering periods of less than one year are calculated by determining total return for the period, extending that return for a full year (assuming that performance remains constant over the year), and quoting the result as an annual return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical investment after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. The following table shows total returns as of June 30, 2003, for each Class of the Portfolio:

                         CLASS I AVERAGE            CLASS A AVERAGE            CLASS C AVERAGE           CLASS B AVERAGE
                       ANNUAL TOTAL RETURN        ANNUAL TOTAL RETURN        ANNUAL TOTAL RETURN       ANNUAL TOTAL RETURN
                     ONE    FIVE     SINCE      ONE    FIVE     SINCE      ONE    FIVE     SINCE     ONE    FIVE     SINCE
                     YEAR   YEAR   INCEPTION    YEAR   YEAR   INCEPTION    YEAR   YEAR   INCEPTION   YEAR   YEAR   INCEPTION
                     ----   ----   ---------    ----   ----   ---------    ----   ----   ---------   ----   ----   ---------
The Tennessee
Tax-Free Portfolio   6.89%  5.39%     5.64%     2.61%  4.37%     4.91%     5.48%  4.87%    5.22%     2.15%  4.36%     5.10%

CUMULATIVE TOTAL RETURNS reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Where applicable, sales loads may or may not be included.

Because the fees for Class A, Class B, and Class C are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

The Portfolio may compare the performance of its Classes or the performance of securities in which it may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by imoneynet.com of Ashland, Mass. 01721, or by Lipper, Inc., an independent service located in Summit, NJ that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The BOND FUND REPORT AVERAGES, which is reported in the BOND FUND REPORT, covers taxable bond funds. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

From time to time, the Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

The Portfolio may be compared in advertisements to certificates of deposits (CD's) or other investments issued by banks. Mutual funds differ from bank investments in several respects. For example, the Portfolio may offer greater liquidity or higher potential returns than CD's, and the Portfolio does not guarantee your principal or your return.

Ibbotson Associates of Chicago, Ill. (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the return of different indices.

The Portfolio may compare its performance to that of the Lehman Brothers Municipal Bond Index, an index comprised of revenue bonds and state government obligations. It may also compare its performance to the Lehman Brothers 5-Year and 10-Year Municipal Bond Indices. The Portfolio may also compare its performance to that of the Lehman Brothers General Obligation Bond Index, an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. The Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk-adjusted performance.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit nor guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") has scheduled the following holiday closings: Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day and Labor Day. Although the same holiday schedule is expected to be observed in the future, the NYSE may modify its holiday schedule at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property valued for this purpose as they are valued in computing the Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio is required to give shareholders at least 60 days notice prior to terminating or modifying the Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

ADDITIONAL CLASS A INFORMATION

PURCHASE INFORMATION. As provided for in Rule 22d-1 under the 1940 Act, ALPS exercises its right to waive the Portfolio's Class A shares' maximum sales charge in connection with the Portfolio's merger with or acquisition of any investment company or trust.

ADDITIONAL CLASS C INFORMATION

EXCHANGE INFORMATION. CDSC aging in Class C shares will be suspended when exchanging into one of the Money Market Portfolios. CDSC aging will resume once Class C shares are exchanged out of the Money Market Portfolio.

                             DISTRIBUTIONS AND TAXES

DIVIDENDS. To the extent that the Portfolio's income is derived from federally tax-exempt interest, the daily dividends declared by the Portfolio are also federally tax-exempt provided that the Portfolio meets the investment and distribution requirements for treatment as a "regulated investment company" and, at the close of each quarter of the taxable year, at least 50% of the value of its total assets consists of tax-exempt state or local bonds. The Portfolio intends to meet these tests so that its federally tax-free interest will remain federally tax-free when distributed. The Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions, if any, for the prior year. Dividends derived from the Tennessee Tax-Free Portfolio's tax-exempt income are not subject to federal income tax, but must be reported to the IRS by shareholders. Exempt-interest dividends are included in income for purposes of computing the portion of social security and railroad retirement benefits that may be subject to federal tax. If the Portfolio earns taxable income or capital gains from its investments, these amounts will be designated as taxable distributions. Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income. The Portfolio will send a tax statement showing the amount of tax-exempt distributions for the past calendar year, and will send an IRS Form 1099-DIV by Jan. 31 if the Portfolio made any taxable distributions for the period.

The Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based upon covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenants at any time, interest on the obligation could become federally taxable retroactive to the date the obligation was issued.

Interest on certain "specified private activity" bonds is subject to the federal alternative minimum tax ("AMT"), although the interest continues to be excludable from gross income for other purposes. Interest from specified private activity bonds will be considered tax-exempt for purposes of the Portfolio's policies of investing so that at least 80% of its income is free from federal income tax. Interest from specified private activity bonds is a tax preference item for the purpose of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity bonds issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule. A portion of the gain on bonds purchased at a discount after April 30, 1993 (other than original issue discount) and all short-term capital gains distributed by the Portfolio are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends received deduction. Dividend distributions resulting from a re-characterization of gain from the sale of bonds purchased at a discount after April 30, 1993 are not considered income for the purposes of the Portfolio's policy of investing so that at least 80% of its income is free from federal income tax.

STATE TAXES. In the opinion of fund counsel, Baker, Donelson, Bearman, Caldwell & Berkowitz, investments in the Tennessee Tax-Free Portfolio will not be subject to Tennessee personal income taxes on distributions received from the Portfolio to the extent such distributions are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities, or in bonds or other securities of the state of Tennessee or any county, municipality or political subdivision, including any agency, board, authority or commission. Other distributions from the Portfolio, including dividends attributable to obligations of issuers in other states, and all long-term and short-term capital gains, will not be exempt from personal income taxes in Tennessee. The Portfolio will report annually the percentage and source, on a state-by-state basis, of interest income received by the Portfolio on municipal bonds during the preceding year.

CAPITAL GAIN DISTRIBUTIONS. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders of the Portfolio at the long-term capital gains rate, as designated by the Portfolio, regardless of how long the shareholders have owned their Portfolio shares.

REDEMPTIONS AND EXCHANGES. A loss on the redemption or exchange of Portfolio shares may not be deductible if the shareholder invests in the Portfolio within thirty days before or after the redemption. Any loss on the redemption or exchange of Portfolio shares held for six months or less will be disallowed to the extent of the amount of any tax-free dividends received on the shares. Future Treasury Regulations may shorten this six-month period to 31 days. In addition, loss on the redemption or exchange of Portfolio shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received on the shares.

TAX STATUS OF THE TRUST. The Portfolio has qualified in prior years and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "IRC"), so that the Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the IRC. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The Portfolio also intends to comply with other federal tax rules applicable to regulated investment companies. The Portfolio's principal place of business is located in Denver, Colo. The Portfolio intends to comply with Colorado tax rules applicable to registered investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders of the Portfolio may be subject to state and local taxes on distributions received from the Portfolio. Investors should consult their tax advisers to determine whether the Portfolio is suitable to their particular tax situation.

                              TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the overall management of the business of the Portfolios. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Portfolios, including the Trust's Agreements with its investment adviser, co-investment advisers, administrator, distributor, transfer agent, custodian, and fund accounting agent. The Board of Trustees has delegated the day-to-day operations of the Portfolios to the Trust's officers and various service providers, subject always to the objectives and polices of the Portfolio and the general supervision of the Board of Trustees. The Trustees and Officers of the Trust are listed below.

                                              INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                               POSITION(S)                                                                PORTFOLIOS IN FUND
                                  HELD       TERM OF OFFICE AND LENGTH         PRINCIPAL OCCUPATION        COMPLEX OVERSEEN
NAME, ADDRESS & AGE            WITH TRUST          OF TIME SERVED              DURING PAST 5 YEARS            BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
JOHN A. DeCELL, age 67,          Trustee         June 1992 to Present       Mr. DeCell is the
1625 Broadway, Suite 2200                                                   owner/president of DeCell &
Denver, Colo.                                                               Company (real estate
                                                                            consulting and management),          7
                                                                            and President of Capital
                                                                            Advisers, Inc. (real estate
                                                                            consulting and management).

LARRY W. PAPASAN, age 62,        Trustee         June 1992 to Present       Mr. Papasan is former
1625 Broadway, Suite 2200                                                   Chairman and President of
Denver, Colo.                                                               Smith & Nephew, Inc.
                                                                            (orthopedic division). Mr.
                                                                            Papasan is also a member of
                                                                            the Board of the SSR, Inc.,          7
                                                                            an engineering services
                                                                            firm, an engineering
                                                                            services firm, and Plough
                                                                            Foundation, a non-profit
                                                                            trust.

RICHARD C. RANTZOW, age 65,   Chairman and       June 1992 to Present       Mr. Rantzow was
1625 Broadway, Suite 2200       Trustee                                     CFO/Director, Ron Miller
Denver, Colo.                                                               Associates, Inc.
                                                                            (manufacturer). Mr. Rantzow          7
                                                                            was Managing Partner (until
                                                                            1990) of the Memphis office
                                                                            of Ernst & Young.


                                          INTERESTED TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF
                              POSITION(S)                                                                  PORTFOLIOS IN FUND
                                 HELD        TERM OF OFFICE AND LENGTH         PRINCIPAL OCCUPATION         COMPLEX OVERSEEN
NAME, ADDRESS & AGE           WITH TRUST           OF TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
CHARLES BURKETT, age 52,        Trustee          June 2003 to Present       Mr. Burkett is currently
1625 Broadway, Suite 2200                                                   the President, Memphis
Denver, Colo.                                                               Financial Services of First
                                                                            Tennessee Bank. Mr. Burkett
                                                                            served as an Executive Vice
                                                                            President, Manager Affluent
                                                                            Markets, First Tennessee
                                                                            Bank, from 1997 to 2001.
                                                                            Mr. Burkett is a director
                                                                            of First Tennessee
                                                                            Brokerage, a broker/dealer,
                                                                            Highland Capital Management
                                                                            Corp. and Martin & Company,
                                                                            both investment advisers
                                                                            and affiliates of First
                                                                            Tennessee, First Horizon
                                                                            Asset Securities, Inc., FT
                                                                            Real Estate Information
                                                                            Mortgage Solutions, Inc.,
                                                                            FT Reinsurance Company, and
                                                                            FHRIII, LLC. Mr. Burkett is
                                                                            a sole

                                                                            director of FT Insurance
                                                                            Corporation, First Express
                                                                            Remittance Processing,
                                                                            Inc., FT Mortgage Holding
                                                                            Corporation, First Horizon
                                                                            Home Loan Corporation,
                                                                            First Tennessee Mortgage
                                                                            Services, Inc., Federal
                                                                            Flood Certification Corp.,
                                                                            First Horizon Mortgage Loan
                                                                            Corporation, FT Real Estate
                                                                            Information Mortgage
                                                                            Solutions Holdings, Inc.,
                                                                            FHEL, Inc., FHRF, Inc.,
                                                                            FHTRS, Inc., First
                                                                            Tennessee Brokerage, Inc.,
                                                                            FHRIV, LLC, FHRV, LLC,
                                                                            FHRVI, LLC, and FHR
                                                                            Holding, Inc. Mr. Burkett
                                                                            is a director of the
                                                                            following non-profit
                                                                            organizations Mid-South
                                                                            Minority Business Council,
                                                                            Memphis Regional Chamber,
                                                                            LeBonheur Foundation,
                                                                            Memphis Symphony,
                                                                            University of Memphis
                                                                            Foundation, Memphis Ballet,
                                                                            and American Heart
                                                                            Association. Because of his
                                                                            affiliation with First
                                                                            Tennessee, Mr. Burkett is
                                                                            considered an "Interested"
                                                                            Trustee of First Funds.

GEORGE P. LEWIS, age 65,      President      December 1999 to Present       Mr. Lewis is currently a
1625 Broadway, Suite 2200                                                   director of Methodist
Denver, Colo.                                                               Extended Care Hospital, a
                                                                            non-profit health care
                                                                            company. From 1961 until
                                                                            October 1999, Mr. Lewis was
                                                                            employed by First Tennessee
                                                                            Bank and served as
                                                                            Executive Vice President
                                                                            and Manager of the Money
                                                                            Management Group of First
                                                                            Tennessee Bank from 1976 to
                                                                            1999. During that time he
                                                                            was also a director of
                                                                            certain First Tennessee
                                                                            affiliates including
                                                                            Hickory Venture Capital
                                                                            Corporation, a venture
                                                                            capital company, and First
                                                                            Tennessee Brokerage, a
                                                                            broker/dealer. He was also
                                                                            a director for Martin &
                                                                            Company and Highland
                                                                            Capital Management Corp.,
                                                                            both investment advisers
                                                                            and affiliates of First
                                                                            Tennessee. Because of his
                                                                            affiliation with First
                                                                            Tennessee, Mr. Lewis is
                                                                            considered an "Interested"
                                                                            Trustee of First Funds.

JEREMY O. MAY, age 33,        Treasurer                                     Mr. May has been a Vice
1625 Broadway, Suite 2200                                                   President of ALPS
Denver, Colo.                                                               Distributors, Inc., since
                                                                            October 1997, and is
                                                                            Director of Mutual Funds
                                                                            Operations at ALPS Mutual
                                                                            Funds Services, Inc. Mr.
                                                                            May joined

                                                                            ALPS in 1995 as Controller.
                                                                            Mr. May is also the
                                                                            Treasurer of Financial
                                                                            Investors Trust and
                                                                            Financial Investors
                                                                            Variable Insurance Trust.

TRACI A. THELEN, age 30,      Secretary                                     Ms. Thelen is the General
1625 Broadway, Suite 2200                                                   Counsel of ALPS
Denver, Colo.                                                               Distributors, Inc., the
                                                                            Distributor, and ALPS
                                                                            Mutual Funds Services,
                                                                            Inc., the Administrator.
                                                                            Ms. Thelen joined ALPS
                                                                            Distributors, Inc. and ALPS
                                                                            Mutual Funds Services, Inc.
                                                                            in October 1999 as
                                                                            Associate Counsel. Prior to
                                                                            that, Ms. Thelen did
                                                                            contract work for various
                                                                            law firms in Boulder,
                                                                            Colorado. Ms. Thelen is
                                                                            also the Secretary of
                                                                            Financial Investors Trust,
                                                                            Financial Investors
                                                                            Variable Insurance Trust,
                                                                            and Westcore Trust.

The Trustees each receive from the Trust an annual fee of $9,000 with the exception of the Chairman of the Board, Mr. Rantzow, who receives $11,000 annually. Each Trustee also receives an additional fee in the amount of $2,250 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 2003:

                                                                                                  AGGREGATE
                                                         PENSION OR                             COMPENSATION
                                     AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL   FROM THE TRUST AND
                                 COMPENSATION FROM   ACCRUED AS PART OF     BENEFITS UPON     FUND COMPLEX PAID
                                     THE TRUST          FUND EXPENSES         RETIREMENT         TO TRUSTEE
---------------------------------------------------------------------------------------------------------------
Charles Burkett, Trustee             $        0           $    0                $     0           $        0
John A. DeCell, Trustee              $   17,500           $    0                $     0           $   17,500
George P. Lewis, Trustee             $   17,500           $    0                $     0           $   17,500
Larry W. Papasan, Trustee            $   15,500           $    0                $     0           $   15,500
Richard C. Rantzow, Trustee          $   19,500           $    0                $     0           $   19,500

As of September 30, 2003, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.

As of December 31, 2002, the dollar range of equity securities in the Funds beneficially owned by Trustees who are "interested persons" of the Trust were as follows:

                                                                            AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                                                              REGISTERED INVESTMENT
                                                                              COMPANIES OVERSEEN BY
                                                                              TRUSTEE IN FAMILY OF
INTERESTED TRUSTEES      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        INVESTMENT COMPANIES*
-----------------------------------------------------------------------------------------------------
George P. Lewis                               None                                Over $100,000

Charles Burkett                               None                              $10,001 - $50,000

As of December 31, 2002, the dollar range of equity securities in the Funds beneficially owned by Trustees who are not "interested persons" of the Trust were as follows:

                                                                            AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                                                              REGISTERED INVESTMENT
                                                                              COMPANIES OVERSEEN BY
     INDEPENDENT                                                              TRUSTEE IN FAMILY OF
      TRUSTEES           DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        INVESTMENT COMPANIES*
-----------------------------------------------------------------------------------------------------
John A. DeCell                                None                                Over $100,000

Larry Papasan                                 None                              $10,001 - $50,000

Richard C. Rantzow                            None                              $10,001 - $50,000

*The aggregate dollar range of equity securities may include holdings in other First Funds Portfolios not included in this SAI.

                            STANDING BOARD COMMITTEES

AUDIT COMMITTEE. The Board of Trustees has established an Audit Committee. The Audit Committee considers such matters pertaining to the Trust's books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee considers the engagement and compensation of the independent auditors. The Audit Committee is comprised of all of the Independent Trustees and met four times during the fiscal year ended June 30, 2003.

NOMINATING COMMITTEE. The Board of Trustees has recently established a Nominating Committee consisting of Mr. John DeCell, Mr. Larry Papasan, and Mr. Richard Rantzow. The function of the Nominating Committee is to recommend candidates for election to the Board of Trustees. The Nominating Committee does not have a procedure for considering nominees for Trustees recommended by shareholders.

                          INVESTMENT ADVISORY AGREEMENT

The Portfolio employs First Tennessee, Memphis, Tenn., to furnish investment advisory and other services to the Portfolio. First Tennessee provides these services through First Tennessee Advisory Services, a department of First Tennessee. Under the Investment Advisory and Management Agreement with the Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee's expense. Pursuant to a Sub-Investment and Advisory Agreement, Martin, Knoxville, Tenn., acts as Sub-Adviser and day-to-day manager of the Portfolio.

In addition to the fee payable to First Tennessee and the fees payable to the Transfer Agent, Pricing and Accounting Agent, and to the Administrator, the Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. The Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by the Portfolio include: interest, taxes, brokerage commissions, the Portfolio's proportionate share of insurance premiums, and costs of registering shares under federal and state securities laws. The Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which the Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing its investment and business affairs, the Tennessee Tax-Free Portfolio pays First Tennessee a monthly management fee at the annual rate of 0.50% of average net assets up to $250 million and 0.45% of average net assets over $250 million. First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of average net assets up to $250 million and 0.27% of average net assets over $250 million. Prior to January 2, 2002, the Tennessee Tax-Free Portfolio was obligated to pay First Tennessee a monthly management fee at the annual rate of 0.50% of average net assets. Additionally, prior to January 2, 2002, First Tennessee was obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of average net assets. Martin is currently waiving a portion of the fees it is entitled to receive. First Tennessee has contractually agreed through June 30, 2004, to waive its fees to 0.30% of the Portfolio's average net assets. For the fiscal years ended June 30, 2003, 2002, and 2001, First Tennessee earned $916,621, $926,415, and $943,065, respectively, before waiving $366,648, $370,566, and
$377,226 of its fees, respectively.

The Trustees take into consideration various factors in evaluating the renewal of an existing investment advisory agreement. The Trustees request and assess comprehensive information about First Tennessee and Martin's services, including a complete description of the nature, extent, and quality of the services which are provided to the Portfolio under the advisory agreement, a report on the Portfolio's compliance with applicable investment objectives, policies, and restrictions, and applicable requirements of the IRC, a report containing relevant performance data for the Portfolio, and comparisons of that performance data to the performance of a representative sample of comparable funds and to the performance of recognized indices. The Trustees also receive, from First Tennessee and Martin, recent financial statements, including a balance sheet and income statement, in order to assess First Tennessee and Martin's financial condition.

After considering the nature and quality of the services to be provided by First Tennessee and Martin, the Trustees next evaluate the reasonableness of the compensation to be paid by the Portfolio to First Tennessee and Martin. Additionally, the Trustees consider the reasonableness of First Tennessee and Martin's potential profit, if any, projected from the fees under the advisory agreement. In analyzing First Tennessee and Martin's projected profitability, the Trustees consider the anticipated costs incurred by First Tennessee and Martin in providing such services. Moreover, when examining First Tennessee and Martin's projected profitability, the Trustees also determine whether First Tennessee and Martin, or any of their affiliates, would receive any quantifiable "fall-out" or collateral benefits as a result of First Tennessee and Martin providing services to the Portfolio. Collateral benefits are direct or indirect revenues or other benefits that First Tennessee and Martin or any of their affiliates receive that are attributable in some way to the existence of the Portfolio.

                                 CODE OF ETHICS

The Portfolio permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics (the "Code") that has been adopted by the Portfolio's Board of Trustees. Access Persons are required to follow the guidelines established by the Code in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Portfolio's Investment Adviser and Sub-Adviser, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the Code, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board of Trustees is required to review and approve the Code of Ethics for the Investment Adviser, the Sub-Adviser, and the Distributor. The Investment Adviser and Sub-Adviser are also required to report to the Portfolio's Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Code of Ethics, including any violations thereof which may potentially affect the Portfolio.

                  ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR. ALPS, is the Administrator to the Portfolio under an Administration Agreement. As the Administrator, ALPS assists in the Portfolio's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of 0.115% of average net assets. Prior to July 1, 2003, ALPS was entitled to and received from the Portfolio a monthly fee at the annual rate of 0.135% of average net assets.

For the fiscal years ended June 30, 2003, 2002 and 2001, ALPS earned administration fees in the amount of $247,488, $264,475, and $282,919 from the Portfolio, respectively.

First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in the Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to and receives from the Portfolio a monthly fee at the annual rate of 0.085% of average net assets. Prior to July 1, 2003, First Tennessee was entitled to and received from the Portfolio a monthly fee at the annual rate of 0.065% of average net assets. For the fiscal years ended June 30, 2003, 2002 and 2001, First Tennessee earned co-administration fees in the amount of $119,161, $106,091, and $94,306, from the Portfolio, respectively.

DISTRIBUTOR. ADI is the distributor to the Portfolio under a General Distribution Agreement. ADI is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

As the Distributor, ADI sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class C and Class B are obligated to pay ADI monthly a 12b-1 fee at the annual rate of up to 0.75% and 0.60% of the average net assets of Class C and Class B, respectively, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class C and Class B shares. See "Administration Agreements and Other Contracts - Distribution Plan." Classes A, C and B each pay shareholder servicing fees to Investment Professionals at an annual rate of up to 0.25%, 0.25% and 0.10% of average net assets as more fully described under the section "Administration Agreement and Other Contracts - Shareholder Services Plans." Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

For the fiscal years ended June 30, 2003, 2002, and 2001, ADI earned underwriter commissions from the Tennessee Tax-Free Portfolio in the amount of $7,184, $1,028, and $4,247, respectively.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN. State Street, through its affiliate Boston Financial, provides transfer agent and shareholder services for the Portfolio. For such services, State Street is entitled to receive a fee from the Portfolio based on its net asset value, plus out-of-pocket expenses.

State Street, 1 Heritage Drive, North Quincy, Mass. 02171, is also Custodian of the assets of the Portfolio. The Custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, State Street is entitled to receive a fee from the Portfolio based on its net asset value, plus out-of-pocket expenses. The Custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

ALPS serves as the fund accounting agent, calculating the NAV and dividends of each Class of the Portfolio and maintaining the Portfolio general accounting records. For such services, ALPS is entitled to receive a fee from the Portfolio based on its net asset value, plus out-of-pocket expenses.

DISTRIBUTION PLAN. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class C of the Portfolio (the "Class C Plan") and Class B of the Portfolio (the "Class B Plan") pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Class C and Class B Plans to allow each Class to compensate ADI for incurring distribution expenses. The Class C Plan provides for payment of a distribution fee (12b-1 fee) to ADI of up to 0.75% of the average net assets of Class C of the Portfolio. The Trustees have limited the 12b-1 fee for Class C to 0.50% of Class C's average net assets. The Class B Plan provides for payment of a 12b-1 fee of up to 0.60% of the average net assets of Class B of the Portfolio. The Trust or ADI, on behalf of Class C and Class B of the Portfolio, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions).

Each Class C and Class B Plan provides that ADI may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class C and Class B shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of the Portfolio and reports to recipients other than existing shareholders of the Portfolio; obtaining such information, analyses and reports with respect to marketing and promotional activities as ADI may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class C and Class B Shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class C and Class B Shares. The Class C and Class B Plans each recognize that ADI may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

Each Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that the Plans will benefit the Portfolio and its shareholders. To the extent that the Class C Plans give ADI greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Plans could be construed as compensation plans because ADI is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ADI may spend more for marketing and distribution than it receives in fees and reimbursements from the Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ADI could be said to have received a profit. For example, if ADI pays $1 for Class C distribution-related expenses and receives $2 under the Class C Plan, the $1 difference could be said to be a profit for ADI. (Because ADI is reimbursed for its out-of-pocket direct promotional expenses, the Class C Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payments by ADI for marketing and distribution there are any remaining fees attributable to the Class C or Class B Plan, these may be used as ADI may elect. Since the amount payable under each Plan will be commingled with ADI's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ADI's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. The Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under each Plan.

Regarding Class C shares, ADI pays the entire distribution fee to First Tennessee Bank for the first two years as compensation for its initial expense of paying investment dealers a commission upon sales of those shares. After year two, ADI pays the distribution fee as compensation to investment dealers. In the case of Class B shares, ADI pays First Tennessee Bank the entire distribution fee (up to 0.60% of average net assets) as compensation for its initial expense of paying investment dealers a commission upon sales of those shares. For the fiscal year ended June 30, 2003, the Portfolio paid distribution fees in the amounts of $34,932 and $17,167 under the Class C and Class B Plans, respectively. All of these fees were paid as compensation to dealers.

In addition, certain classes have adopted a Defensive 12b-1 Plan, which provides that various service providers, such as a Portfolio's administrator, investment adviser or sub-adviser may make payments for distribution related expenses our of their own resources, including past profits or payments received from a Portfolio for other purposes such as management fees, and that the Portfolio's distributor may, from time-to-time, use its own resources for distribution related services, in addition to the fees paid under the Distribution Plan.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Classes A, B, and C have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to 0.25% of average net assets of Classes A and C and up to 0.10% of average net assets of Class B. Currently, ADI retains the entire service fee paid by Class B during the first year. Shareholder Servicing Fees for Class C have not currently been authorized by the Board of Trustees although such fees may become effective at a future time.

For the fiscal year ended June 30, 2003, Classes B and C paid distribution fees in the following amounts:

                                                                       FEES PAID
                            TOTAL DISTRIBUTION       FEES PAID          TO FIRST      FEES PAID
                                   FEES          TO INTERMEDIARIES   TENNESSEE BANK     TO ADI
                            ------------------   -----------------   --------------   ---------
Tennessee Tax-Free
   Class B                       17,167                   -              17,167           -
   Class C                       34,932              27,100               7,832           -

For the fiscal year ended June 30, 2003, Classes A and B paid shareholder servicing fees in the following amounts:

                                                                       FEES PAID
                            TOTAL SHAREHOLDER        FEES PAID          TO FIRST      FEES PAID
                             SERVICING FEES      TO INTERMEDIARIES   TENNESSEE BANK     TO ADI
                            -----------------    -----------------   --------------   ---------
Tennessee Tax-Free
   Class A                       24,445              24,445              -                    -
   Class B                        2,889                 769              -                2,120

                            DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. The Tennessee Tax Free Portfolio is a portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992, and further amended and restated on August 5, 2003. The Declaration of Trust permits the Trustees to create additional portfolios and classes. There are eight portfolios of the Trust, each with multiple Classes.

The assets of the Trust received for the issue or sale of shares of the Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of the Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

The Trust's Declaration of Trust provides that by becoming a shareholder of a Portfolio, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts's law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of the Portfolio's property of any shareholders held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that the Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Portfolio without first requesting that the Trustee's bring such a suit unless there would be irreparable injury to the Portfolio or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of portfolios with the same or an affiliated investment advisor or distributor.

As of September 30, 2003, the following shareholders owned 5% or more of the outstanding shares of the indicated Class of the Portfolio:

                                                        TOTAL          % OF       TOTAL OUTSTANDING
NAME AND ADDRESS                 PORTFOLIO   CLASS   SHARES OWNED   CLASS HELD        IN CLASS
----------------                 ---------   -----   ------------   ----------    -----------------
NFSC FEBO                        Tennessee     A       73,515.287         7.81%         940,944.158
Harry Mikael Alderdice
Barbara Alderdice
c/o Glen Hardison
P.O. Box 1794
Lewisburg, TN 37091-0794

NFSC FEBO                        Tennessee     B       38,563.505         8.25%         467,608.106
Wayne L. Bell
108 Littlewood Drive
Bristol, TN 37620-3051

                                                        TOTAL          % OF       TOTAL OUTSTANDING
NAME AND ADDRESS                 PORTFOLIO   CLASS   SHARES OWNED   CLASS HELD        IN CLASS
----------------                 ---------   -----   ------------   ----------    -----------------
NFSC FEBO                        Tennessee     B       27,124.812         5.80%         467,608.106
Ronald H. Petersen
1504 Spelling Way
Knoxville, TN 37909-1906

Elizabeth T. Graves              Tennessee     C       62,878.670        10.35%         607,478.687
120 Grove Park South
Memphis, TN 38117-3104

NFSC FEBO                        Tennessee     C       38,834.586         6.39%         607,478.687
John W. Pittenger, MD
Martha W. Pittenger
806 Knight Bridge Road
Maryville, TN 37803-1955

NFSC FEBO                        Tennessee     C       33,122.752         5.45%         607,478.687
S.T. Canale
1594 Peabody
Memphis, TN 38104-3833

VOTING RIGHTS. The Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by the Trustees. If not so terminated, the Trust and the Portfolio will continue indefinitely.

The Trust or any Portfolio or class of the Trust may merge or sell its assets to another operating entity if authorized at any meeting of the shareholders representing a majority of the voting power of the Trust, Portfolio or class, as applicable. Subject to applicable law, the Declaration of Trust provides that the Trustees may approve certain transactions without any shareholder vote. Such transactions include, but are not limited to, the following: (i) sell and convey the assets of the Trust or any affected Portfolio to another trust; (ii) sell and convert into money all of the assets of the Trust or any affected Portfolio;
(iii) change a Portfolio's form of organization; (iv) reorganize any Portfolio or class of the Trust as a whole into a new entity or new Portfolio of an existing entity; (v) incorporate any Portfolio or class or the trust as a whole as a new entity; (vi) amend the Declaration of Trust except for amendments which affect shareholders' voting powers, amendments which affect the amendment provisions of the Declaration of Trust, amendments required by law or by a Portfolio's registration statement to be voted on by the shareholders, or amendments submitted to shareholders by the Trustees; (vii) enter into and amend advisory and subadvisory agreements in accordance with law; (viii) terminate the Trust; (ix) designate or redesignate a Portfolio, (x) classify and reclassify classes; and (xi) make any other changes with respect to a Portfolio or class, including terminating a Portfolio or class, whether or not shares of the Portfolio or class are outstanding.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional classes of shares for the Portfolio of the Trust. Although the investment objective for each separate class of a particular Portfolio is the same, fee structures are different such that one class may have a higher yield than another class of the same Portfolio at any particular time. Shareholders of the Trust will vote separately by Portfolio, or by class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a class thereof, in which case, only the shareholders of such Portfolio or class will vote. Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such class will be determined in accordance with such rule.

REDEMPTION. The Trust may involuntarily redeem a shareholder's shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate inactive, lost or very small accounts for administrative efficiencies and cost savings; (ii) to protect the tax status of a Portfolio; and (iii) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interest of the remaining shareholders of a Portfolio.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colo. 80202, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS

The Portfolio's financial statements and financial highlights for the fiscal year ended June 30, 2003, are included in the Portfolio's Annual Report which is a separate report supplied independently of this Statement of Additional Information. The Portfolio's financial statements and financial highlights are incorporated herein by reference.

The Portfolio's financial statements for the year ended June 30, 2003, were audited by Deloitte & Touche LLP, whose report thereon is included in the Portfolio's annual report.

                                    APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY for the Portfolio is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's Portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the pre-refunded bond is considered to be the number of days to the announced call date of the bonds.

The descriptions that follow are examples of eligible ratings for the Portfolio. The Portfolio may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF STATE AND MUNICIPAL
NOTES:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade (MIG or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-l/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3 - This designation denotes favorable quality, with all security elements accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG-4 - This designation denotes adequate quality protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS OF STATE AND MUNICIPAL
NOTES:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL BOND RATINGS:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

The ratings may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                   FIRST FUNDS
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO
                             CASH RESERVE PORTFOLIO
  STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS A, CLASS B AND CLASS C
                                OCTOBER 28, 2003

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectus for each Class of First Funds (the "Trust") U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios (the "Portfolios") dated October 28, 2003. Please retain this SAI for future reference. The Portfolios' financial statements and financial highlights, included in the Annual Report for the fiscal year ended June 30, 2003, are incorporated herein by reference. To obtain additional free copies of this SAI, the Annual Report, the Semi-Annual Report, or the Prospectus, please call (800) 442-1941 (option 1), or write to 1625 Broadway, Suite 2200, Denver, Colo. 80202.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT RESTRICTIONS AND LIMITATIONS                                       1
INVESTMENT INSTRUMENTS                                                        3
PORTFOLIO TRANSACTIONS                                                        7
VALUATION OF PORTFOLIO SECURITIES                                             8
PERFORMANCE                                                                   8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                               11
DISTRIBUTIONS AND TAXES                                                      11
TRUSTEES AND OFFICERS                                                        12
STANDING BOARD COMMITTEES                                                    17
INVESTMENT ADVISORY AGREEMENTS                                               17
ADMINISTRATION AGREEMENT AND OTHER CONTRACTS                                 19
DESCRIPTION OF THE TRUST                                                     22
FINANCIAL STATEMENTS                                                         26
APPENDIX                                                                     27

CO-INVESTMENT ADVISER
First Tennessee Bank National Association ("First Tennessee" or the "Co-Investment Adviser")

INVESTMENT ADVISER
BlackRock Institutional Management Corporation ("BIMC" or the "Investment Adviser")

ADMINISTRATOR AND FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc. ("ALPS" or the "Administrator")

CO-ADMINISTRATOR
First Tennessee Bank National Association ("First Tennessee" or the "Co-Administrator")

DISTRIBUTOR
ALPS Distributors, Inc. ("ADI" or the "Distributor")

TRANSFER AGENT & SHAREHOLDER SERVICING AGENT
Boston Financial Data Services ("Boston Financial" or the "Transfer Agent")

CUSTODIAN
State Street Bank & Trust Company ("State Street" or the "Custodian")

                     INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, borrowings and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations. With respect to borrowings and illiquid securities, any investment in such securities that exceed the applicable limitations set forth below or limitations imposed by rules adopted by the Securities and Exchange Commission (the "SEC") will be reduced promptly to meet such limitations.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of that Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

As a matter of fundamental policy, the Municipal Money Market Portfolio will invest at least 80% of its net assets in securities whose interest is exempt from federal and personal income taxes.

   INVESTMENT LIMITATIONS OF THE U.S. GOVERNMENT MONEY MARKET, MUNICIPAL MONEY
                       MARKET AND CASH RESERVE PORTFOLIOS

THE FOLLOWING ARE THE FUNDAMENTAL LIMITATIONS FOR EACH PORTFOLIO SET FORTH IN THEIR ENTIRETY. THE PORTFOLIOS:

(1) may not, with respect to 75% of a Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result of such purchase, (a) more than 5% of a Portfolio's total assets would be invested in the securities of that issuer; or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2)     may not issue senior securities, except as permitted under the 1940 Act;

(3) may not borrow money, except that each Portfolio may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of a Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) may not underwrite securities issued by others, except to the extent that each Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or with respect to the Municipal Money Market Portfolio, tax-exempt obligations issued or guaranteed by a territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result of such purchase, 25% or more of a Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Cash Reserve Portfolio will invest 25% or more of its total assets in the financial industry;

(6) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

(8) may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; and

(9) may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as that Portfolio.

THE FOLLOWING LIMITATIONS OF EACH PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The Portfolios do not currently intend during the coming year to purchase the voting securities of any issuer.

(ii) The Portfolios do not currently intend during the coming year to purchase a security (other than a security insured or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result of such purchase, more than 5% of a Portfolio's total assets would be invested in the securities of a single issuer; provided that each Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(iii) The Portfolios do not currently intend during the coming year to purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(iv) The Portfolios may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. Reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3). A Portfolio will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

(v) The Portfolios do not currently intend during the coming year to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, acquired or traded together with their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

(vi) The Portfolios do not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities, to repurchase agreements or to loans of portfolio securities.

(vii) The Portfolios do not currently intend during the coming year to invest in oil, gas, or other mineral exploration or development programs or leases.

(viii) Each Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as that Portfolio.

                             INVESTMENT INSTRUMENTS

First Tennessee and BIMC serve as Co-Investment Advisers to the Portfolios. BIMC is responsible for day-to-day investment management of the Portfolios, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of each Portfolio. First Tennessee, among other things, provides investment management evaluations to the Board of Trustees of First Funds (the "Trustees"), monitors the activities of BIMC, including BIMC's Portfolio transactions, and coordinates BIMC's activities with the Portfolios' or Trust's custodian, transfer agent, administrator, and independent accountants.

ASSET-BACKED SECURITIES. The Cash Reserve Portfolio may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

COMMERCIAL PAPER. The Cash Reserve Portfolio may purchase commercial paper rated at the time of purchase A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"). The Portfolio may also purchase unrated commercial paper determined to be of comparable quality at the time of purchase by BIMC, pursuant to guidelines approved by the Trustees.

DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because each Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolios' other investments. If each Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, each Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When each Portfolio has sold a security on a delayed-delivery basis, each Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, each Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FEDERALLY-TAXABLE OBLIGATIONS. The Municipal Money Market Portfolio does not intend to invest in securities whose interest is federally taxable; however, from time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should the Portfolio invest in taxable obligations, it would purchase securities which in the judgment of BIMC are of high quality. These would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. The Portfolio will purchase taxable obligations only if they meet its quality requirements as set forth in the Prospectus.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolio's holdings would be affected and the Trustees would reevaluate the Portfolio's investment objectives and policies.

The Municipal Money Market Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, BIMC determines the liquidity of the Municipal Money Market Portfolio and the Cash Reserve Portfolio's investments and, through reports from BIMC, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Portfolios' investments, BIMC may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolios' rights and obligations relating to the investment). Investments currently presumed by the Cash Reserve Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and some restricted securities and time deposits determined by BIMC to be illiquid. Investments currently presumed by the Municipal Money Market Portfolio to be illiquid include restricted securities and municipal lease obligations. However, with respect to such presumptively illiquid securities BIMC may nevertheless determine that such securities are liquid upon evaluation of the above factors. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, the Portfolios were in a position where more than 10% of their net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS, DOMESTIC BRANCHES OF FOREIGN BANKS, AND FOREIGN BRANCHES OF DOMESTIC BANKS. The Cash Reserve Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances, bank notes and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions that have total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

MUNICIPAL LEASE OBLIGATIONS. The Municipal Money Market Portfolio may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price and marked to market daily. Each Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest even though the underlying security matures in more than one year. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found to present minimal credit risks by BIMC.

RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Municipal Money Market Portfolio and the Cash Reserve Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolios may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolios might obtain a less favorable price than prevailed when they decided to seek registration of the security. However, in general, the Portfolios anticipate holding restricted securities to maturity or selling them in an exempt transaction.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by BIMC. Such transactions may increase fluctuations in the market values of each Portfolio's assets and may be viewed as a form of leverage.

RULE 2a-7. The Money Market Portfolios seek to maintain a stable net asset value per share by limiting Portfolio investments in accordance with the terms of Rule 2a-7 under the 1940 Act which sets forth limitations on the quality, maturity and other investment characteristics of registered investment companies which hold themselves out as money market funds.

STAND-BY COMMITMENTS. Stand-by commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Municipal Money Market Portfolio may acquire stand-by commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default.

Ordinarily, the Portfolio will not transfer a stand-by commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase stand-by commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Stand-by commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. BIMC may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, BIMC will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Stand-by commitments are subject to certain risks, including the ability of issuers to pay for securities at the time the commitments are exercised; the fact that stand-by commitments are not marketable by the Portfolio; and that the maturities of the underlying securities may be different from those of the commitments.

TENDER OPTION BONDS. Tender option bonds are created by coupling an intermediate or long-term, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Municipal Money Market Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Portfolio, BIMC will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOs/FRDOs). VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating, or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Trustees. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures to be adopted by the Trustees.

The Municipal Money Market Portfolio and the Cash Reserve Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Portfolios to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolios consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase. The IRS has not ruled whether the interest on participating VRDOs is tax exempt and, accordingly, the Municipal Money Market Portfolio and the Cash Reserve Portfolio intend to purchase these instruments based on opinions of BIMC's counsel.

The Municipal Money Market Portfolio and the Cash Reserve Portfolio may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Portfolios acquire a right to sell the instruments that meets certain requirements set forth in Rule 2a-7. A variable rate instrument (including instruments subject to a demand feature) that matures in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the date on which principal can be recovered on demand. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that matures in more than 397 days but that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. A floating rate instrument that matures in 397 days or less shall be deemed to have a maturity of one day.

The U.S. Government Money Market Portfolio and the Cash Reserve Portfolio may invest in variable and floating rate instruments of the U.S. Government, its agencies and instrumentalities, with remaining maturities of 397 days or more provided that they are deemed to have a maturity of less than 397 days as defined in accordance with the rules of the SEC. A variable rate instrument that matures in 397 days or more may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

ZERO COUPON BONDS. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                             PORTFOLIO TRANSACTIONS

BIMC is responsible for decisions to buy and sell securities for each Portfolio, broker-dealer selection, and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolios are usually principal transactions, the Portfolios incur little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolios may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter. No brokerage commissions were paid by the Portfolios during the last three fiscal years.

The Portfolios are required to identify securities of the trust's "regular brokers or dealers" that they have acquired during the Portfolios' most recent fiscal year. During the fiscal year ended June 30, 2003, the Cash Reserve Portfolio held $13,000,000 in corporate notes of Goldman Sachs & Co. and $11,996,303 in commercial paper of Bank of America Corporation. The U.S. Government and Municipal Money Market Portfolios did not acquire any securities from "regular brokers or dealers" during the fiscal year.

Each Portfolio does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. Each Portfolio requires that investments mature within 397 days or less, as determined in accordance with the rules of the SEC. The amortized cost method of valuing portfolio securities requires that each Portfolio maintain an average weighted portfolio maturity of 90 days or less. Both policies may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the Portfolios' net income or expenses.

BIMC's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Adviser may, at their discretion, effect transactions with dealers that furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Portfolios' investment program. Certain research services furnished by dealers may be useful to the Adviser with clients other than the Portfolios. Similarly, any research services received by the Adviser through placement of portfolio transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Portfolios. The Adviser is of the opinion that the material received is beneficial in supplementing their research and analysis, and therefore, may benefit the Portfolios by improving the quality of their investment advice. The advisory fee paid by the Portfolios is not reduced because the Adviser receives such services.

The Adviser and its affiliates manage several other investment accounts, some of which may have objectives similar to that of the Portfolios. It is possible that, at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of each Portfolio and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Portfolios and such accounts in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of each Portfolio will be made in the same way that such purchases are allocated among or combined with those of other such investment accounts. Simultaneous transactions could adversely affect the ability of each Portfolio to obtain or dispose of the full amount of a security, which it seeks to purchase or sell.

Except to the extent permitted by law, portfolio securities will not be purchased from or sold to or through any "affiliated person," as defined in the 1940 Act, of the Adviser.

                        VALUATION OF PORTFOLIO SECURITIES

Each Portfolio values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes, which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument. Valuing each Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. Each Portfolio must adhere to certain conditions under Rule 2a-7.

The Trustees and First Tennessee oversee BIMC's adherence to the SEC's rules concerning money market funds, and the Trustees have established procedures designed to stabilize each Portfolio's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from each Portfolio's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

During periods of declining interest rates, yields based on amortized cost may be higher than yields based on market valuations. Under these circumstances, a shareholder would be able to obtain a somewhat higher yield than would result if a Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

                                   PERFORMANCE

From time to time, each Class of each Portfolio may quote the CURRENT YIELD and EFFECTIVE YIELD for each Class in advertisements or in reports or other communications with shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. In addition to the current yield, yields may be quoted in advertisements based on any historical seven-day period.

Yield information may be useful in reviewing performance and for providing a basis for comparison with other investment alternatives. Yields will fluctuate, unlike investments that pay a fixed yield for a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of the Portfolios' shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur. The 7-day yields as of June 30, 2003, were as follows:

                                         BEFORE WAIVERS       AFTER WAIVERS
                                         7-DAY SEC YIELD     7-DAY SEC YIELD
                                         ---------------     ---------------
          U.S. Government Money Market
              Class I                          0.96%             1.04%
              Class C                          0.51%             0.79%
          Municipal Money Market
              Class I                          0.83%             0.85%
              Class C                          0.38%             0.60%
          Cash Reserve
              Class I                          0.93%             0.98%
              Class C                          0.48%             0.73%
              Class B                         -0.08%             0.22%

The Municipal Money Market Portfolio also may quote the tax-equivalent yield for each class, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. The tax-equivalent yield is the current yield that would have to be earned, in the investor's tax bracket, to match the tax-free yields shown below after taking federal income taxes into account. Tax-equivalent yields are calculated by dividing current yield by the result of one minus a stated federal or combined federal and state tax rate. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations. Of course, no assurance can be given that each class will achieve any specific tax-exempt yield. While the Portfolio invests principally in municipal obligations whose interest is not includable in gross income for purposes of calculating federal income tax, other income received by the Portfolio may be taxable.

The following table shows the effect of a Municipal Money Market Portfolio shareholder's tax status on effective yield under the federal income tax laws for 2002:

                    2002 TAX RATES AND TAX-EQUIVALENT YIELDS

                        TAXABLE                          FEDERAL    IF INDIVIDUAL TAX-EXEMPT YIELD IS:
                        INCOME *                          TAX       2.00%        3.00%           4.00%
        SINGLE RETURN             JOINT RETURN          BRACKET**   THEN TAXABLE EQUIVALENT YIELD IS:
$         0  - $    6,000  $         0  - $   12,000      10.0%     2.22%        3.33%           4.44%
$     6,000  - $   27,950  $    12,000  - $   46,700      15.0%     2.35%        3.53%           4.71%
$    27,950  - $   67,700  $    46,700  - $  112,850      27.0%     2.74%        4.11%           5.48%
$    67,700  - $  141,250  $   112,850  - $  171,950      30.0%     2.86%        4.29%           5.71%
$   141,250  $    307,050  $   171,950  $    307,050      35.0%     3.08%        4.62%           6.15%
$   307,050  -      above  $   307,050  -      above      38.6%     3.26%        4.89%           6.51%

     * Taxable income (gross income after all exemptions, adjustments, and deductions) based on 2002 tax rates.
     ** Excludes the impact of the phase out of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

Because the fees for Class A and Class C are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

The Portfolio may invest a portion of its assets in obligations that are subject to federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

Each Portfolio may compare the performance of each of its Classes or the performance of securities in which it or each of its Classes may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by iMoneyNet.com of Ashland, Mass., or by Lipper, an independent service located in Summit, NJ that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, each Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The MONEY FUND AVERAGES (Government and Tax-Free), which is reported in the MONEY FUND REPORT, covers money market funds.

From time to time each Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications or periodicals. For example, the Portfolios may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Portfolio may compare its performance to the yields or averages of other money market securities as reported by the Federal Reserve Bulletin, by Telerate, a financial information network, or by Salomon Brothers Inc., a broker-dealer firm and to the yields or other averages of other fixed-income investments such as certificates of deposit ("CDs"). The principal value and interest rate of CDs and money market securities are fixed at the time of purchase whereas yields will fluctuate. Unlike some CDs and certain other money market securities, money market mutual funds, and each Portfolio in particular, are not insured by the Federal Deposit Insurance Corporation ("FDIC"). Investors should give consideration to the quality and maturity of the Portfolio securities of the respective investment companies when comparing investment alternatives. Each Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance. Each Portfolio may reference the growth and variety of money market mutual funds and First Tennessee's or BIMC's skill and participation in the industry.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") has scheduled the following holiday closings: Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day and Labor Day. Although the same holiday schedule is expected to be observed in the future, the NYSE may modify its holiday schedule at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying each Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

                             DISTRIBUTIONS AND TAXES

DIVIDENDS. Dividends will not normally qualify for the dividends-received deduction available to corporations, since the Portfolios' income is primarily derived from interest income and short-term capital gains. Depending upon state law, a portion of each Portfolio's dividends attributable to interest income derived from U.S. government and some agency securities may be exempt from state and local taxation. The Portfolios will provide information on the portion of each Portfolio's dividends, if any, that qualifies for this exemption.

Dividends derived from the Municipal Money Market Portfolio's tax-exempt income are not subject to federal income tax, but must be reported to the IRS by shareholders. Exempt-interest dividends are included in income for purposes of computing the portion of social security and railroad retirement benefits that may be subject to federal tax. If the Portfolio earns taxable income or capital gains from its investments, these amounts will be designated as taxable distributions. Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income. The Municipal Money Market Portfolio will send a tax statement showing the amount of tax-exempt distributions for the past calendar year, and will send an IRS Form 1099-DIV by Jan. 31 if the Portfolio makes any taxable distributions.

Each Portfolio's distributions are taxable when they are paid whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January are taxable as if paid on Dec. 31. Each Portfolio will send an IRS Form 1099-DIV by Jan. 31.

CAPITAL GAIN DISTRIBUTIONS. Each Portfolio may distribute short-term capital gains once a year or more often as necessary to maintain their NAVs at $1.00 per share or to comply with distribution requirements under federal tax law. No Portfolio anticipates earning long-term capital gains on securities held.

TAX STATUS OF THE TRUST. Each Portfolio has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"), so that each Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the IRC. The Portfolios also intend to comply with other federal tax rules applicable to regulated investment companies. The Portfolios' principal place of business is located in Denver, Colo. The Portfolios intend to comply with Colorado tax rules applicable to registered investment companies.

STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this pass-through benefit. The tax treatment of dividend distributions from the U.S. Government Money Market Portfolio will be the same as if a shareholder directly owned a proportionate share of the U.S. government securities in the Portfolio. Because the income earned on most U.S. government securities in which the Portfolios invest is exempt from the state and local income taxes, the portion of dividends from the Portfolios attributable to these securities will also be exempt from state income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. government securities.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio. Investors should consult their tax advisors to determine whether each Portfolio is suitable to their particular tax situation.

Federal income tax will be withheld at a 20% rate on any eligible rollover distributions that are not transferred directly to another qualified plan or IRA. Actual income tax may be higher or lower and will be due when tax forms for the year are filed. Taxes will not be withheld in cases of direct rollover into an IRA or another qualified plan.

                              TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the overall management of the business of the Portfolios. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Portfolios, including the Trust's Agreements with its investment adviser, co-investment advisers, administrator, distributor, transfer agent, custodian, and fund accounting agent. The Board of Trustees has delegated the day-to-day operations of the Portfolios to the Trust's officers and various service providers, subject always to the objectives and polices of the Portfolio and the general supervision of the Board of Trustees. The Trustees and Officers of the Trust are listed below.

                                             INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     NUMBER OF
                              POSITION(S)                                                                        PORTFOLIOS IN FUND
                                 HELD       TERM OF OFFICE AND LENGTH          PRINCIPAL OCCUPATION               COMPLEX OVERSEEN
NAME, ADDRESS & AGE           WITH TRUST         OF TIME SERVED                DURING PAST 5 YEARS                   BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
JOHN A. DECELL, age 67,        Trustee        June 1992 to Present     Mr. DeCell is the owner/president
1625 Broadway, Suite 2200                                              of DeCell & Company (real estate                  7
Denver, Colo.                                                          consulting and management), and
                                                                       President of Capital Advisers, Inc.
                                                                       (real estate consulting and
                                                                       management).

LARRY W. PAPASAN, age 62,      Trustee        June 1992 to Present     Mr. Papasan is former Chairman and
1625 Broadway, Suite 2200                                              President of Smith & Nephew, Inc.                 7
Denver, Colo.                                                          (orthopedic division). Mr. Papasan
                                                                       is also a member of the Board of
                                                                       the SSR, Inc., an engineering
                                                                       services firm, and Plough
                                                                       Foundation, a non-profit trust.

RICHARD C. RANTZOW, age 65,    Chairman and   June 1992 to Present     Mr. Rantzow was CFO/Director, Ron
1625 Broadway, Suite 2200        Trustee                               Miller Associates, Inc.                           7
Denver, Colo.                                                          (manufacturer). Mr. Rantzow was
                                                                       Managing Partner (until 1990) of
                                                                       the Memphis office of Ernst &
                                                                       Young.

                                          INTERESTED TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     NUMBER OF
                              POSITION(S)                                                                        PORTFOLIOS IN FUND
                                 HELD       TERM OF OFFICE AND LENGTH          PRINCIPAL OCCUPATION               COMPLEX OVERSEEN
NAME, ADDRESS & AGE           WITH TRUST         OF TIME SERVED                DURING PAST 5 YEARS                   BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
CHARLES BURKETT, age 52,       Trustee       June 2003 to Present      Mr. Burkett is currently the
1625 Broadway, Suite 2200                                              President, Memphis Financial                      7
Denver, Colo.                                                          Services of First Tennessee Bank.
                                                                       Mr. Burkett served as an Executive
                                                                       Vice President, Manager Affluent
                                                                       Markets, First Tennessee Bank, from
                                                                       1997 to 2001. Mr. Burkett is a
                                                                       director of First Tennessee
                                                                       Brokerage, a broker/dealer,
                                                                       Highland Capital Management Corp.
                                                                       and Martin & Company, both
                                                                       investment advisers and affiliates
                                                                       of First Tennessee, First Horizon
                                                                       Asset Securities, Inc., FT Real
                                                                       Estate Information Mortgage
                                                                       Solutions, Inc., FT Reinsurance
                                                                       Company, and FHRIII, LLC. Mr.

                                                                       Burkett is a sole director of
                                                                       FT Insurance Corporation, First
                                                                       Express Remittance Processing,
                                                                       Inc., FT Mortgage Holding
                                                                       Corporation, First Horizon Home
                                                                       Loan Corporation, First Tennessee
                                                                       Mortgage Services, Inc., Federal
                                                                       Flood Certification Corp., First
                                                                       Horizon Mortgage Loan Corporation,
                                                                       FT Real Estate Information Mortgage
                                                                       Solutions Holdings, Inc., FHEL,
                                                                       Inc., FHRF, Inc., FHTRS, Inc.,
                                                                       First Tennessee Brokerage, Inc.,
                                                                       FHRIV, LLC, FHRV, LLC, FHRVI, LLC,
                                                                       and FHR Holding, Inc. Mr. Burkett
                                                                       is a director of the following
                                                                       non-profit organizations Mid-South
                                                                       Minority Business Council, Memphis
                                                                       Regional Chamber, LeBonheur
                                                                       Foundation, Memphis Symphony,
                                                                       University of Memphis Foundation,
                                                                       Memphis Ballet, and American Heart
                                                                       Association. Because of his
                                                                       affiliation with First Tennessee,
                                                                       Mr. Burkett is considered an
                                                                       "Interested" Trustee of First
                                                                       Funds.

GEORGE P. LEWIS, age 65,       President     December 1999 to Present  Mr. Lewis is currently a director
1625 Broadway, Suite 2200                                              of Methodist Extended Care                        7
Denver, Colo.                                                          Hospital, a non-profit health care
                                                                       company. From 1961 until October
                                                                       1999, Mr. Lewis was employed by
                                                                       First Tennessee Bank and served as
                                                                       Executive Vice President and
                                                                       Manager of the Money Management
                                                                       Group of First Tennessee Bank from
                                                                       1976 to 1999. During that time he
                                                                       was also a director of certain
                                                                       First Tennessee affiliates
                                                                       including Hickory Venture Capital
                                                                       Corporation, a venture capital
                                                                       company, and First Tennessee
                                                                       Brokerage, a broker/dealer. He was
                                                                       also a director for Martin &
                                                                       Company and Highland Capital
                                                                       Management Corp., both investment
                                                                       advisers and affiliates of First
                                                                       Tennessee. Because of his
                                                                       affiliation with First Tennessee,
                                                                       Mr. Lewis is considered an
                                                                       "Interested" Trustee of First
                                                                       Funds.

JEREMY O. MAY, age 33,         Treasurer                               Mr. May has been a Vice President
1625 Broadway, Suite 2200                                              of ALPS Distributors, Inc., since
Denver, Colo.                                                          October 1997, and is Director of
                                                                       Mutual Funds Operations at ALPS
                                                                       Mutual Funds Services, Inc. Mr. May
                                                                       joined ALPS in 1995 as Controller.
                                                                       Mr. May is also the Treasurer of
                                                                       Financial Investors Trust and
                                                                       Financial Investors Variable
                                                                       Insurance Trust.

TRACI A. THELEN, age 30,       Secretary                               Ms. Thelen is the General Counsel
1625 Broadway, Suite 2200                                              of ALPS Distributors, Inc., the
Denver, Colo.                                                          Distributor, and ALPS Mutual Funds
                                                                       Services, Inc., the Administrator.
                                                                       Ms. Thelen joined ALPS
                                                                       Distributors, Inc. and ALPS Mutual
                                                                       Funds Services, Inc. in October
                                                                       1999 as Associate Counsel. Prior to
                                                                       that, Ms. Thelen did contract work
                                                                       for various law firms in Boulder,
                                                                       Colorado. Ms. Thelen is also the
                                                                       Secretary of Financial Investors
                                                                       Trust, Financial Investors Variable
                                                                       Insurance Trust, and Westcore
                                                                       Trust.

The Trustees each receive from the Trust an annual fee of $9,000 with the exception of the Chairman of the Board, Mr. Rantzow, who receives $11,000 annually. Each Trustee also receives an additional fee in the amount of $2,250 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 2003:

                                             PENSION OR                            AGGREGATE
                                             RETIREMENT                           COMPENSATION
                            AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL    FROM THE TRUST
                          COMPENSATION    AS PART OF FUND      BENEFITS UPON    AND FUND COMPLEX
                         FROM THE TRUST       EXPENSES          RETIREMENT      PAID TO TRUSTEES
                         --------------   ----------------   ----------------   ----------------
Charles Burkett
Trustee                     $      0            $ 0                $ 0              $      0

John A. DeCell
Trustee                     $ 17,500            $ 0                $ 0              $ 17,500

George P. Lewis
Trustee                     $ 17,500            $ 0                $ 0              $ 17,500

Larry W. Papasan,
Trustee                     $ 15,500            $ 0                $ 0              $ 15,500

Richard C. Rantzow
Trustee                     $ 19,500            $ 0                $ 0              $ 19,500

As of September 30, 2003, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.

As of December 31, 2002, the dollar range of equity securities in the Funds beneficially owned by Trustees who are "interested persons" of the Trust were as follows:

                                                                        AGGREGATE DOLLAR RANGE OF
                                                                        EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   REGISTERED INVESTMENT
                        ---------------------------------------------   COMPANIES OVERSEEN BY
                              U.S.                                      TRUSTEE IN FAMILY OF
INTERESTED TRUSTEES       GOVERNMENT     MUNICIPAL   CASH RESERVE       INVESTMENT COMPANIES*
-------------------------------------------------------------------------------------------------
George P. Lewis              None           None      Over $100,000          Over $100,000

Charles Burkett              None           None          None             $10,001 - $50,000

As of December 31, 2002, the dollar range of equity securities in the Funds beneficially owned by Trustees who are not "interested persons" of the Trust were as follows:

                                                                        AGGREGATE DOLLAR RANGE OF
                                                                        EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   REGISTERED INVESTMENT
                        ---------------------------------------------   COMPANIES OVERSEEN BY
INDEPENDENT                   U.S.                                      TRUSTEE IN FAMILY OF
TRUSTEES                   GOVERNMENT     MUNICIPAL   CASH RESERVE      INVESTMENT COMPANIES*
-------------------------------------------------------------------------------------------------
John A. DeCell              $50,001 -       None        $10,001 -            Over $100,000
                            $100,000                    $50,000

Larry Papasan                 None          None          None             $10,001 - $50,000

Richard C. Rantzow            None          None          None             $10,001 - $50,000

*The aggregate dollar range of equity securities may include holdings in other First Funds Portfolios not included in this SAI.

                            STANDING BOARD COMMITTEES

AUDIT COMMITTEE. The Board of Trustees has established an Audit Committee. The Audit Committee considers such matters pertaining to the Trust's books of account, financial records, internal accounting controls and changes in accounting principals or practices as the Trustees may from time to time determine. The Audit Committee considers the engagement and compensation of the independent auditors. The Audit Committee is comprised of all of the Independent Trustees and met four times during the fiscal year ended June 30, 2003.

NOMINATING COMMITTEE. The Board of Trustees has recently established a Nominating Committee consisting of Mr. John DeCell, Mr. Larry Papasan, and Mr. Richard Rantzow. The function of the Nominating Committee is to recommend candidates for election to the Board of Trustees. The Nominating Committee does not have a procedure for considering nominees for Trustees recommended by shareholders.

                         INVESTMENT ADVISORY AGREEMENTS

Each Portfolio employs BIMC as Investment Adviser to furnish investment advisory and other services to the Portfolio. Additionally, each portfolio employs First Tennessee as Co-Investment Adviser. At a special meeting on June 1, 2001, shareholders of each of the Portfolios approved an Investment Advisory and Management Agreement between the Trust and First Tennessee, as co-adviser to the Portfolios, and a new Investment Advisory and Management Agreement between the Trust and BIMC, as investment adviser to the Portfolios. These Agreements became effective July 2, 2001. First Tennessee performs its co-investment advisory services through First Tennessee Advisory Services, a department of First Tennessee. BIMC, formerly known as PNC Institutional Management Corporation, Wilmington, Dela., acts as Investment Adviser and, subject to the direction of the Trustees directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.

In addition to BIMC and First Tennessee's fees and the fees payable to the Transfer Agent, Fund Accounting Agent, and to the Administrator, each Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. Each Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by each Portfolio include: interest, taxes, brokerage commissions, each Portfolio's proportionate share of insurance premiums and Investment Company Institute dues, and costs of registering shares under federal and state securities laws. Each Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

Each Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.05% of its average net assets for the investment advisory services First Tennessee provides. First Tennessee has contractually agreed to waive all or a portion of the fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent necessary for Class I of the Municipal Money Market, Cash Reserve, and the U.S. Government Money Market Portfolios to maintain a total expense ratio of no more than 0.30%, 0.30%, and 0.25%, respectively, of average net assets.

As compensation for the investment advisory services BIMC provides, it is entitled to receive 0.08% of aggregate average monthly net assets of each Portfolio up to $500 million, 0.06% of the next $500 million, and 0.05% on amounts greater than $1 billion.

The following table summarizes the management fees paid to First Tennessee by the Portfolios and any management fee waivers for the last three fiscal years:

                             YEAR ENDED                        YEAR ENDED                       YEAR ENDED
                           JUNE 30, 2003                     JUNE 30, 2002                    JUNE 30, 2001
                 MANAGEMENT FEES  WAIVER OF FEES   MANAGEMENT FEES  WAIVER OF FEES  MANAGEMENT FEES  WAIVER OF FEES
                 ---------------  --------------   ---------------  --------------  ---------------  --------------
U.S. Government     $  67,861        $  67,857        $  59,982        $  59,940       $ 260,279        $ 156,167

Municipal           $  44,255        $  29,666        $  40,736        $  40,736       $ 173,033        $ 103,820

Cash Reserve        $ 135,161        $ 118,377        $ 145,852        $ 138,933       $ 512,456        $ 307,474

The following table summarizes the management fees paid to BIMC by the Portfolios and any management fee waivers for the last three fiscal years:

                             YEAR ENDED                        YEAR ENDED                       YEAR ENDED
                           JUNE 30, 2003                     JUNE 30, 2002                    JUNE 30, 2001
                 MANAGEMENT FEES  WAIVER OF FEES   MANAGEMENT FEES  WAIVER OF FEES  MANAGEMENT FEES  WAIVER OF FEES
                 ---------------  --------------   ---------------  --------------  ---------------  --------------
U.S. Government     $ 108,577         $   0            $  95,972           n/a             n/a              n/a

Municipal           $  70,808         $   0            $  65,049           n/a             n/a              n/a

Cash Reserve        $ 216,258         $   0            $ 233,358           n/a             n/a              n/a

The Trustees take into consideration various factors in evaluating the renewal of an existing investment advisory agreement. The Trustees request and assess comprehensive information about the investment adviser's services, including a complete description of the nature, extent, and quality of the services which are provided to the Portfolios under the advisory agreement, a report on the Portfolios' compliance with applicable investment objectives, policies, and restrictions, and applicable requirements of the Internal Revenue Code, a report containing relevant performance data for the Portfolios, and comparisons of that performance data to the performance of a representative sample of comparable funds and to the performance of recognized indices. The Trustees also receive from the adviser recent financial statements, including a balance sheet and income statement, in order to assess the adviser's financial condition.

After considering the nature and quality of the services to be provided by the adviser, the Trustees next evaluate the reasonableness of the compensation to be paid by the Portfolios to the adviser. Additionally, the Trustees consider the reasonableness of the adviser's potential profit, if any, projected from the fees under the advisory agreement. In analyzing the adviser's projected profitability, the Trustees consider the anticipated costs incurred by the adviser in providing such services. Moreover, when examining the adviser's projected profitability, the Trustees also determine whether the adviser or any of its affiliates would receive any quantifiable "fall-out" or collateral benefits as a result of the adviser providing services to the Portfolios. Collateral benefits are direct or indirect revenues or other benefits that the adviser or any of its affiliates receive that are attributable in some way to the existence of the Portfolios.

                  ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR. ALPS is the Administrator to each Portfolio under an Administration Agreement with respect to each Portfolio. As the Administrator, ALPS assists in each Portfolio's administration and operation including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive from each Portfolio a monthly fee at the annual rate of 0.05% of aggregate average net assets up to $500 million, and 0.025% of aggregate net assets over $500 million.

Prior to July 1, 2003, ALPS was entitled to receive from each Portfolio a monthly fee at the annual rate of 0.05% of average net assets.

The following table summarizes the administration fees paid to ALPS by the Portfolios and any administration fee waivers for the last three fiscal years:

                                YEAR ENDED                            YEAR ENDED                           YEAR ENDED
                               JUNE 30, 2003                        JUNE 30, 2002                        JUNE 30, 2001
                  ADMINISTRATION FEES  WAIVER OF FEES  ADMINISTRATION FEES  WAIVER OF FEES  ADMINISTRATION FEES  WAIVER OF FEES
                  -------------------  --------------  -------------------  --------------  -------------------  --------------
U.S. Government         $  67,861          $  0             $  59,982            $  0            $  78,083            $  0
Municipal               $  44,255          $  0             $  40,509            $  0            $  51,910            $  0
Cash Reserve            $ 135,161          $  0             $ 145,852            $  0            $ 153,737            $  0

CO-ADMINISTRATOR. First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from each Portfolio a monthly fee at the annual rate of 0.05% of average net assets. First Tennessee has contractually agreed to waive its co-administration fee to the extent necessary for Class I of the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios to maintain a total expense ratio of no more than 0.25%, 0.30%, and 0.30%, respectively, of their respective average net assets.

The following table summarizes the co-administration fees paid to First Tennessee by the Portfolios and any co-administration fee waivers for the last three fiscal years:

                                  YEAR ENDED                           YEAR ENDED                           YEAR ENDED
                                JUNE 30, 2003                        JUNE 30, 2002                        JUNE 30, 2001
                    CO-ADMINISTRATION                    CO-ADMINISTRATION                    CO-ADMINISTRATION
                          FEES          WAIVER OF FEES         FEES          WAIVER OF FEES         FEES           WAIVER OF FEES
                    -----------------   --------------   -----------------   --------------   -----------------    --------------
U.S. Government          $  67,861         $ 50,936           $  59,982         $ 21,289           $  52,309          $ 26,011

Municipal                $  44,255         $      0           $  40,509         $ 10,919           $  34,605          $ 17,302

Cash Reserve             $ 135,161         $  4,629           $ 145,852         $ 23,517           $ 102,859          $ 51,614

DISTRIBUTOR. ADI is the distributor to each Portfolio under a General Distribution Agreement with respect to each Portfolio. ADI is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. As the Distributor, ADI sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class B and C are obligated to pay ADI a monthly fee at an annual rate of up to 0.75% and 0.45% of average net assets, respectively, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class B or Class C shares. See "Distribution Plans" below. Consistent with applicable law, affiliated brokers of First Tennessee may receive commissions or asset-based fees.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN. State Street, through its affiliate Boston Financial, provides transfer agent and shareholder services for each Portfolio. For such services, State Street is entitled to receive a fee from each Portfolio based on their net asset value.

State Street, 1 Heritage Drive, North Quincy, Mass. 02171, is also Custodian of the assets of the Portfolios. The Custodian is responsible for the safekeeping of each Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, State Street is entitled to receive a fee from each Portfolio based on its net asset value. The Custodian takes no part in determining the investment policies of the Portfolios or in deciding which securities are purchased or sold by the Portfolios. The Portfolios, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

ALPS serves as the fund accounting agent, calculating the NAV and dividends of each Class of each Portfolio and maintaining the Portfolios' general accounting records. For such services, ALPS is entitled to receive a fee from each Portfolio based on its net asset value, plus out-of-pocket expenses.

DISTRIBUTION PLANS. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class C of each Portfolio and Class B of the Cash Reserve Portfolio (collectively the "Distribution Plans") pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Distribution Plans to allow

Class C of each Portfolio and Class B of the Cash Reserve Portfolio and ADI to incur distribution expenses. The Distribution Plans provide for payment of a distribution fee (12b-1 fee) of up to 0.45% of the average net assets of Class C of each Portfolio and 0.75% of the average net assets of Class B of the Cash Reserve Portfolio. The Trustees have limited the fees payable by Class C of each Portfolio to 0.25% of each Class C's average net assets. The Trust or ADI, on behalf of Class C of each Portfolio and Class B of the Cash Reserve Portfolio, may enter into servicing agreements ("Service Agreements") with banks, broker-dealers or other institutions ("Agency Institutions"). The Distribution Plans provide that ADI may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class C and Class B shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analyses and reports with respect to marketing and promotional activities as ADI may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class C and Class B shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class C and Class B shares. The Distribution Plans recognize that ADI may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

The Distribution Plans have been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Distribution Plans prior to their approval, and have determined that there is a reasonable likelihood that each Distribution Plan will benefit each Portfolio and its shareholders. To the extent that the Distribution Plans give ADI greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Distribution Plans could be construed as compensation plans because ADI is paid a fixed fee and is given discretion concerning what expenses are payable under the Distribution Plans. ADI may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ADI could be said to have received a profit. For example, if ADI pays $1 for distribution-related expenses and receives $2 under a Distribution Plan, the $1 difference could be said to be a profit for ADI. Because ADI is reimbursed for its out-of-pocket direct promotional expenses, a Distribution Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year. If after payments by ADI for marketing and distribution there are any remaining fees attributable to a Distribution Plan, these may be used as ADI may elect. Since the amount payable under the Distribution Plans will be commingled with ADI's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ADI's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

Regarding Class B shares, ADI pays First Tennessee Bank the entire distribution fee (up to 0.75% of average net assets) as compensation for its initial expense of paying investment dealers a commission upon sales of those shares.

For the fiscal year ended June 30, 2003, Classes B and C paid distribution fees in the following amounts:

                                             FEES PAID
                   TOTAL DISTRIBUTION        FEES PAID           TO FIRST       FEES PAID
                          FEES           TO INTERMEDIARIES    TENNESSEE BANK     TO ADI
                   ------------------    -----------------    --------------    ---------
U.S. Government
   Class C               19,492               19,492                  -             -
Municipal
   Class C               62,808               62,808                  -             -
Cash Reserve
   Class B                  252                    -                252             -
   Class C              533,519              533,519                  -             -

For the fiscal year ended June 30, 2003, Class B paid shareholder servicing fees in the following amounts:

                                                                FEES PAID
                   TOTAL SHAREHOLDER         FEES PAID           TO FIRST       FEES PAID
                    SERVICING FEES       TO INTERMEDIARIES    TENNESSEE BANK     TO ADI
                   ------------------    -----------------    --------------    ---------
Cash Reserve
     Class B                 21                   10                  -            11

In addition, certain Portfolios or classes have adopted a Defensive 12b-1 Plan, which provides that various service providers, such as a Portfolio's administrator or co-advisers may make payments for distribution related expenses our of their own resources, including past profits or payments received from a Portfolio for other purposes such as management fees, and that the Portfolio's distributor may, from time-to-time, use its own resources for distribution related services, in addition to the fees paid under the Distribution Plan.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class A of each Portfolio and Class B of the Cash Reserve Portfolio have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to 0.25% of average net assets of Class A of each Portfolio and Class B of the Cash Reserve Portfolio. For the fiscal year ended June 30, 2003, Class B shares of the Cash Reserve Portfolio paid shareholding services fees in the amount of $21, of which $11 was paid to ADI and $10 was paid to Intermediaries.

                            DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. The U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio are portfolios of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992, and further amended and restated August 5, 2003. The Declaration of Trust permits the Trustees to create additional portfolios and classes. There are eight portfolios of the Trust, each with multiple Classes.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

The Trust's Declaration of Trust provides that by becoming a shareholder of a Portfolio, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts's law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio's property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Portfolio without first requesting that the Trustee's bring such a suit unless there would be irreparable injury to the Portfolio or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of portfolios with the same or an affiliated investment advisor or distributor.

As of September 30, 2003, the following shareholders owned 5% or more of the outstanding shares of the indicated Class of the Portfolios:

                                                                   TOTAL           % OF       TOTAL OUTSTANDING
NAME AND ADDRESS                       PORTFOLIO      CLASS     SHARES OWNED    CLASS HELD         IN CLASS
----------------                       ---------      -----     ------------    ----------    -----------------
Helen Ford Trust #2                 U.S. Government     I       7,453,784.630      6.03%        123,653,577.010
Administrator Morice Haskins
First Tennessee Bank
4385 Poplar
Memphis, TN  38117

Our Lady of the Lake College        U.S. Government     C       1,266,011.610     13.16%          9,620,063.120
c/o Pitt R. Calkin
5000 Hennessy Blvd.
Baton Rouge, LA  70808-4367

                                                                   TOTAL           % OF       TOTAL OUTSTANDING
NAME AND ADDRESS                       PORTFOLIO      CLASS     SHARES OWNED    CLASS HELD         IN CLASS
----------------                       ---------      -----     ------------    ----------    -----------------
Our Lady of the Lake Hospital       U.S. Government     C         658,039.720      6.84%          9,620,063.120
c/o Pitt R. Calkin
5000 Hennessy Blvd.
Baton Rouge, LA  70808-4367

Katherin K. Gordon                  U.S. Government     C         518,043.090      5.39%          9,620,063.120
241 Baronne Place
Memphis, TX  38117-2905

James D. Robinson                      Municipal        I       5,202,184.680      7.51%         69,278,023.040
1824 Oakmont Circle
Louisville, TN  37777

Myriam Robinson Bowen                  Municipal        I       5,202,184.680      7.51%         69,278,023.040
28 Audubon Place
New Orleans, LA  70118

Will & Jane Harris Foundation          Municipal        I       4,714,836.930      6.81%         69,278,023.040
535 Chestnut Street, Suite 100
Chattanooga, TN  37402

NFS Decommissioning Escrow             Municipal        I       4,338,769.810      6.26%         69,278,023.040
Administrator Jason Ardito
Nuclear Fuel Services, Inc.
1205 Banner Hill Road
Erwin, TN  37650

J.M. Patterson                         Municipal        I       3,769,875.830      5.44%         69,278,023.040
8390 Countrywood Fairway
Cordova, TN  38018

National Financial Services Corp.      Municipal        C      15,898,153.680     59.53%         26,705,183.760
P.O. Box 3752
Church Street Station
New York, NY  10008-3752

Paul Harless                           Municipal        C       4,605,902.210     17.25%         26,705,183.760
Lynn Harless
303 Fawn Lake Drive
Millington, TN  38053-6803

NFSC FEBO                            Cash Reserve       B           8,078.900     57.99%             13,930.500
FBO Agnes F. Dodds
232 Peace Street
Chattanooga, TN  37415-6221

NFSC FEBO                            Cash Reserve       B           3,476.360     24.96%             13,930.500
Elroy Poag Jr.
939 Richland Drive
Memphis, TN  38116-8253

                                                                   TOTAL           % OF       TOTAL OUTSTANDING
NAME AND ADDRESS                       PORTFOLIO      CLASS     SHARES OWNED    CLASS HELD         IN CLASS
----------------                       ---------      -----     ------------    ----------    -----------------
NFSC FEBO                            Cash Reserve       B           2,203.940     15.82%             13,930.500
Debra Rae Elgin
240 Twilla Lane
Dyersburg, TN  38024-1771

National Financial Services Corp.    Cash Reserve       C     157,166,902.030     76.33%        205,917,302.570
P.O. Box 3752
Church Street Station
New York, NY  10008-3752

VOTING RIGHTS. Each Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by the Trustees. If not so terminated, the Trust and each Portfolio will continue indefinitely.

The Trust or any Portfolio or class of the Trust may merge or sell its assets to another operating entity if authorized at any meeting of the shareholders representing a majority of the voting power of the Trust, Portfolio or class, as applicable. Subject to applicable law, the Declaration of Trust provides that the Trustees may approve certain transactions without any shareholder vote. Such transactions include, but are not limited to, the following: (i) sell and convey the assets of the Trust or any affected Portfolio to another trust; (ii) sell and convert into money all of the assets of the Trust or any affected Portfolio;
(iii) change a Portfolio's form of organization; (iv) reorganize any Portfolio or class of the Trust as a whole into a new entity or new Portfolio of an existing entity; (v) incorporate any Portfolio or class or the trust as a whole as a new entity; (vi) amend the Declaration of Trust except for amendments which affect shareholders' voting powers, amendments which affect the amendment provisions of the Declaration of Trust, amendments required by law or by a Portfolio's registration statement to be voted on by the shareholders, or amendments submitted to shareholders by the Trustees; (vii) enter into and amend advisory and subadvisory agreements in accordance with law; (viii) terminate the Trust; (ix) designate or redesignate a Portfolio, (x) classify and reclassify classes; and (xi) make any other changes with respect to a Portfolio or class, including terminating a Portfolio or class, whether or not shares of the Portfolio or class are outstanding.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional Classes of shares for each Portfolio of the Trust. Although the investment objective for each separate Class of a particular Portfolio is the same, fee structures are different such that one Class may have a higher yield than another Class of the same Portfolio at any particular time. Shareholders of the Trust will vote separately by Portfolio, or by Class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a Class thereof, in which case, only the shareholders of such Portfolio or class will vote. Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple Classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such Class will be determined in accordance with such rule.

REDEMPTION. The Trust may involuntarily redeem a shareholder's shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate inactive, lost or very small accounts for administrative efficiencies and cost savings; (ii) to protect the tax status of a Portfolio; and (iii) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interest of the remaining shareholders of a Portfolio.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colo. 80202, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS

The Portfolios' financial statements and financial highlights for the fiscal year ended June 30, 2003, are included in the Trust's Annual Report, which is a separate report supplied independently of this Statement of Additional Information. The Portfolios' financial statements and financial highlights are incorporated herein by reference.

The Portfolios' financial statements for the year ended June 30, 2003, were audited by Deloitte & Touche LLP, whose report thereon is included in the Portfolios' annual report.

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-  Leading market positions in well-established industries.
-  High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                            PART C. OTHER INFORMATION

Item 23.           Exhibits

EXHIBIT
NUMBER             DESCRIPTION
------             -----------
(a)                (1)          Declaration of Trust dated as of March 6, 1992.(1)

                   (2)          Supplement to the Declaration of Trust effective April 24, 1992.(1)

                   (3)          Amended and Restated Declaration of Trust dated as of September 4, 1992.(1)

                   (4)          Supplement to the Declaration of Trust effective August 1, 1993.(1)

                   (5)          Amended and Restated Declaration of Trust dated as of August 5, 2003 is filed electronically herewith.

(b)                (1)          Bylaws of the Trust.(1)

                   (2)          Amendment to the Bylaws dated November 17, 1992.(1)

(c)                             Not Applicable.

(d)                (1)          Amended and Restated Investment Advisory and Management Agreement between First
                                Funds on behalf of its Tennessee Tax-Free Portfolio and First Tennessee Bank
                                National Association dated October 25, 1995.(6)

                   (2)          Sub-Advisory Agreement between First Tennessee Bank National Association and
                                Martin & Company, Inc. with respect to the Tennessee Tax-Free Portfolio dated
                                March 2, 1998.(1)

                   (3)          Amended and Restated Investment Advisory and Management Agreement between First
                                Funds on behalf of Capital Appreciation Portfolio and First Tennessee Bank
                                National Association dated June 1, 2000.(5)

                   (4)          Investment Advisory and Management Agreement between First Funds on behalf of the Capital Appreciation Portfolio and Delaware Management Company dated June 1,
                                2000.(5)

                   (5)          Investment Advisory and Management Agreement between First Funds on behalf of its Intermediate Bond Portfolio and First Tennessee Bank National Association
                                dated August 29, 1997.(1)

                   (6)          Sub-Advisory Agreement between First Tennessee Bank National Association and
                                Martin & Company, Inc. with respect to the Intermediate Bond Portfolio dated
                                March 2, 1998.(1)

                   (7)          Amended and Restated Investment Advisory and Management Agreement between First
                                Funds on behalf of its Bond Portfolio and First Tennessee Bank National
                                Association dated February 15, 1993.(6)

                   (8)          Amended and Restated Sub-Advisory Agreement between First Tennessee Bank
                                National Association and Highland Capital Management Corp. with respect to the
                                Bond Portfolio dated May 4, 1993.(6)

                   (9)          Amended and Restated Investment Advisory and Management Agreement between First
                                Funds on behalf of its Growth & Income Portfolio and First Tennessee Bank
                                National Association dated February 15, 1993.(6)

                   (10)         Amended and Restated Sub-Advisory Agreement between First Tennessee Bank and
                                Highland Capital Management with respect to the Growth & Income Portfolio dated
                                May 4, 1993.(6)

                   (11)         Investment Advisory and Management Agreement between First Funds on behalf of its U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money
                                Market, and Cash Reserve Portfolios, and First Tennessee Bank National
                                Association dated July 2, 2001.(7)

                   (12)         Investment Advisory and Management Agreement between First Funds on behalf of its U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money
                                Market, and Cash Reserve Portfolios, and BlackRock Institutional Management
                                Corp. dated July 2, 2001.(7)

(e)                (1)          Amended and Restated General Distribution Agreement between First Funds on behalf of all Portfolios, and ALPS Distributors, Inc., dated August 19, 1998.(1)

                   (2)          Form of Servicing Agreement between ALPS Mutual Funds Services, Inc. and an
                                Agency Institution.(3)

                   (3)          Form of Selling Dealer Agreement between ALPS Distributors, Inc., and selected dealers.(8)

                   (4)          Form of Bank Agency Agreement between ALPS Distributors, Inc.,

                                and banks.(8)

(f)                             Not Applicable.

(g)                             Custody Agreement between First Funds and State Street Bank & Trust Company dated May 7, 1999.(3)

(h)                (1)          Transfer Agency Agreement between First Funds and State Street Bank & Trust
                                Company dated May 7. 1999.(3)

                   (2)          Amended and Restated Administration Agreement between First Funds on behalf of all Portfolios, and ALPS Mutual Funds Services, Inc., dated June 6, 2000.(6)

                   (3)          Administration Agreement Co-Administrator between First Funds and First
                                Tennessee Bank National Association with respect to all Portfolios dated July 1,
                                1995.(6)

                   (4)          Power of Attorney dated September 25, 1998.(2)

                   (5)          Form of Amended and Restated Administration Agreement between First Funds on behalf of all Portfolios, and ALPS Mutual Funds Services, Inc. dated May 20,
                                2003 is filed electronically herewith.

                   (6)          Form of Amended and Restated Administration Agreement Co-Administrator between
                                First Funds on behalf of all Portfolios, and First Tennessee Bank National
                                Association dated May 20, 2003, is filed electronically herewith.

                   (7)          Form of Power of Attorney dated April 10, 2003, is filed electronically herewith.

(i)                             Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz is filed electronically herewith.

(j)                             Consent of Deloitte & Touche, LLP, independent accountants is filed electronically herewith.

(k)                             Not Applicable.

(l)                             Written assurances that purchase representing initial capital was made for investment purposes without any present intention of redeeming or reselling.(1)

(m)                (1)          Form of Shareholder Servicing Plan for First Funds Class A and C

                                shares.(3)

                   (2)          Form of Distribution Plan for First Funds Class C shares.(3)

                   (3)          Form of Distribution Plan for First Funds Class B shares.(8)

                   (4)          Form of Shareholder Services Plan for First Funds Class B shares.(8)

                   (5)          Form of Distribution Plan for First Funds Class I shares is filed electronically herewith.

                   (6)          Form of Amended Distribution Plan for First Funds Class A shares is filed electronically herewith.

                   (7)          Form of Amended Distribution Plan for First Funds Class B shares is filed electronically herewith.

                   (8)          Form of Amended Distribution Plan for First Funds Class C shares is filed electronically herewith.

(n)                             Not Applicable.

(o)                             Form of Plan Providing for Multiple Classes of Shares pursuant to Rule 18f-3.(4)

(p)                (1)          Code of Ethics for ALPS Distributors, Inc.(6)

                   (2)          Code of Ethics for First Tennessee Bank National Association.(6)

                   (3)          Code of Ethics for Delaware Management Corporation.(6)

                   (4)          Code of Ethics for BlackRock Institutional Management Corporation.(6)

                   (5)          Code of Ethics for Highland Capital Management Corporation.(6)

                   (6)          Code of Ethics for Martin & Company, Inc.(6)

                   (7)          Code of Ethics for First Funds Trust.(6)

----------
(1) Incorporated by reference to Post-Effective Amendment No. 15 to the Trust's Registration Statement.
(2) Incorporated by reference to Post-Effective Amendment No. 16 to the Trust's Registration Statement.
(3) Incorporated by reference to Post-Effective Amendment No. 17 to the Trust's Registration Statement.
(4) Incorporated by reference to Post-Effective Amendment No. 22 to the Trust's Registration Statement.
(5) Incorporated by reference to Post-Effective Amendment No. 23 to the Trust's Registration Statement.

(6) Incorporated by reference to Post-Effective Amendment No. 24 to the Trust's Registration Statement.
(7) Incorporated by reference to Post-Effective Amendment No. 26 to the Trust's Registration Statement.
(8) Incorporated by reference to Post-Effective Amendment No. 28 to the Trust's Registration Statement.


Item 24. Persons Controlled by or Under Common Control with Registrant

                   Not Applicable.

Item 25.           Indemnification

                   Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee, or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action suit or proceeding in which he is involved by virtue of his service as a trustee, officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular officer involved. Rights to indemnification or insurance cannot be limited retroactively.

                   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.           Business and Other Connections of Investment Manager

      FIRST TENNESSEE BANK NATIONAL ASSOCIATION (FTB) - INVESTMENT ADVISER

POSITION                                                      OTHER BUSINESS                                TYPE OF
WITH FTB                       NAME                           CONNECTIONS                                   BUSINESS
--------                       ----                           --------------                                --------
Director                  Robert C. Blattberg            Polk Brothers Distinguished                      Education
                                                         Professor of Retailing
                                                         J.L. Kellogg Graduate School
                                                         of Management
                                                         Northwestern University(1)

                                                         Director, Golub Corporation(2)                   Grocery

                                                         Director, Golden Rule Insurance(3)               Insurance

Director                  George E. Cates                Director, Mid-America Apartment                  Real estate investment
                                                         Communities, Inc.(4)                             trust

Director, President,      J. Kenneth Glass               President, Chief Executive Officer, FTNC(5)      Bank holding company
Chief Executive Officer                                  Director(1)

                                                         Director, Highland Capital Management            Investment Advisor
                                                         Corp.(6)

                                                         Director, First Horizon Merchant                 Merchant processing
                                                         Services, Inc.(7)

                                                         Director, Martin & Company, Inc.(8)              Investment adviser

Director                  James A. Haslam, III           Chief Executive Officer, Director,               Retail operator of
                                                         Pilot Corporation (9)                            convenience stores and
                                                                                                          travel centers

                                                         President, Pilot Travel Centers LLC(10)          Retail operator of
                                                                                                          convenience stores and
                                                                                                          travel centers

                                                         Director, Ruby Tuesday, Inc.(11)                 Restaurant

Chairman of the           Ralph Horn                     Chairman of the Board and                        Bank holding company
Board                                                    Director, FTNC(5)(2)

                                                         Director, Harrah's Entertainment,                Casino, entertainment
                                                         Inc.(12)

                                                         Director, Mid-America Apartment                  Real estate investment
                                                         Communities, Inc.(4)                             trust

----------
     (1) Formerly, Chief Operating Officer of FTNC and FTB

     (2) Formerly, Chief Executive Officer of FTNC and FTB

Director                  R. Brad Martin                 Chairman of the Board, Chief                     Retail
                                                         Executive Officer, Saks, Incorporated(13)

                                                         Director, Harrah's Entertainment, Inc.(12)       Casino, entertainment

Continued                 R. Brad Martin                 Director, Pilot Corporation(9)                   Retail operator of
                                                                                                          convenience stores and
                                                                                                          travel centers

Director                  Vicki R. Palmer                Corporate Senior Vice President and Treasurer    Bottler of soft drink
                                                         and Special Assistant to the CEO, Coca Cola      products
                                                         Enterprises, Inc.(14)

Director                  Michael D. Rose                Director, Darden Restaurants, Inc.(15)           Restaurant

                                                         Director, Stein Mart, Inc.(16)                   Retail

                                                         Director, FelCor Lodging Trust, Inc.(17)         Hotel

                                                         Chairman, Gaylord Entertainment, Inc.(18)        Entertainment

Director                  William B. Sansom              Chairman of the Board and Chief                  Wholesale distributor
                                                         Executive Officer, The H.T.
                                                         Hackney Company(19)

                                                         Director, Martin Marietta Materials, Inc.(20)    Construction aggregate
                                                                                                          materials producer

                                                         Director, Astec Industries, Inc.(21)             Construction aggregate
                                                                                                          materials producer

Director                  Jonathan P. Ward               Chairman and Chief Executive Officer,            Consumer services and
                                                         The ServiceMaster Company(22)(3)                 supportive management
                                                                                                          services

                                                         Director, J. Jill(23)                            Retail

Director                  Luke Yancy III                 President and Chief Executive                    Not for profit community
                                                         Officer, Mid-South Minority Business             organization
                                                         Council(24)

President, Memphis        Charles Burkett                President, Memphis Financial Services and        Bank holding
Financial Services and                                   Retail Financial Services, FTNC(5)(4)            company
Retail Financial
Services

                                                         Director, Highland Capital Management            Investment adviser
                                                         Corp.(6)

                                                         Director, First Tennessee Brokerage, Inc.(25)    Broker dealer

----------
     (3) Formerly, President, The ServiceMaster Company

     (4) Formerly, Executive Vice President, Affluent Market Manager

                                                         Director, FT Insurance Corporation(26)           Insurance

                                                         Director, Martin & Co., Inc. (8)                 Investment adviser

                                                         Director, First Express Remittance               Check processing
                                                         Processing, Inc.(28)

                                                         Director, First Horizon Home                     Mortgage
                                                         Loan Corporation(29)

                                                         Director, FT Mortgage Holding Corporation(30)    Mortgage

                                                         Director, First Tennessee Mortgage               Mortgage
                                                         Services, Inc(31)

                                                         Director, Federal Flood Certification Corp.(32)  Flood insurance

                                                         Director, First Horizon Mortgage Loan Corp.(33)  Mortgage

                                                         Director, FT Real Estate Information Mortgage    Mortgage
                                                         Solutions Holding, Inc.(34)

                                                         Director, First Horizon Asset Securities,        Securitization
                                                         Inc.(35)                                         conduit

                                                         Director, FHRF, Inc.(36)                         Holding company

                                                         Director, FHEL, Inc.(37)                         Holding company

                                                         Director, FHTRS, Inc.(38)                        REIT subsidiary

                                                         Director, FHR Holding, Inc.(38)                  Holding company

                                                         Director, FHRIV, LLC; FHRV, LLC; FHRVI, LLC(38)  Holding co. subsidiary

                                                         Director, FHRIII, LLC(38)                        REIT Subsidiary

                                                         Director, FT Reinsurance Co.(39)                 Insurance

                                                         Director, First Tennessee Foundation, Inc.(40)   Charitable

Senior Vice President     Milton A. Gutelius             Senior Vice President and Treasurer              Bank holding company
and Treasurer                                            FTNC(5)

Executive Vice            John H. Hamilton               Executive Vice President Product                 Bank holding company
President Product                                        Management and Delivery Services, FTNC(5)(5)
Management and Delivery
Services
                                                         Director and Chairman, Norlen Life Insurance     Insurance
                                                         Corporation(5)

Executive Vice            Herbert H. Hilliard            Executive Vice President Risk Management,        Bank holding company


----------
     (5) Formerly, Executive Vice President, Manager Bank Services Group of FTNC and FTB

President, Manager,                                      FTNC(5)
Risk Management

Executive Vice            Harry A. Johnson, III          Executive Vice President                         Bank holding company
President and General                                    and General Counsel of FTNC(5)
Counsel

                                                         Chairman & Director, First Tennessee
                                                         Foundation, Inc.(40)                             Charitable

Executive Vice,           James F. Keen                  Senior Vice President, Chief Financial Officer,  Bank holding company
President, Chief                                         Corporate Controller, FTNC(5)
Financial Officer,
Corporate Controller

President, Tennessee      Larry B. Martin                President Tennessee Financial Services and       Bank holding company
Financial Services &                                     President Business Financial Services,
President Business                                       FTNC(5)(6)
Financial Services
                                                         Director, Martin & Company, Inc.(8)              Investment adviser

                                                         Director, FTN Premium Services, Inc.(41)         Finance

                                                         Director, First Tennessee Equipment              Equipment financing
                                                         Finance Corp.(42)

Executive Vice            Sarah Meyerrose                Executive Vice President Corporate and           Bank holding company
President Corporate and                                  Employee Services, FTNC(5)(7)
Employee Services

Executive Vice            Marlin L. Mosby, III           Executive Vice President Strategic Planning      Bank holding company
President, Strategic                                                                                      and Investor Relations(5)
Planning and Investor
Relations

Executive Vice            John P. O'Connor, Jr.          Executive Vice President and Chief               Bank holding company
President and                                            Credit Officer of FTNC(5)
Chief Credit Officer

Executive Vice            Elbert L. Thomas, Jr.          Executive Vice President and Interest            Bank holding company
President and Interest                                   Rate Risk Manager
Rate Risk Manager

EVP                       Rhomes Aur                     Director, First Tennessee Horizon Insurance      Insurance
                                                         Services, Inc.(27)

EVP                       Bruce Hopkins                  None

EVP                       David B. Lantz                 None

EVP                       Keith Sanford                  None

----------
     (6) Formerly, Chairman and CEO, First Tennessee Bank - Knoxville

     (7) Formerly, Executive Vice President, Employee Services/Wealth Management

Senior Vice President     Stella Anderson                None

Senior Vice President     Scott Bovee                    None

Senior Vice President     Otis M. Clayton                None

Senior Vice President,    Karen Kruse                    Director, First Tennessee Foundation(40)         Charitable
Wealth Management
Product Development &
Support

Senior Vice President     Maureen MacIver                None

Senior Vice President     Paul Mann                      None

Senior Vice President     David M. Taylor                None

Senior Vice President,    Keith Williamson               None
Auditor

Vice President            George Bryant                  None

Vice President            Beth Cox                       None

Vice President            Mary Lou Drazich               None

Vice President            Susan Fletcher                 None

Vice President            Pamela Grafton                 None

Vice President            Morice Haskins                 None

Vice President            Judith Hurst                   None

Vice President            Matthew Jenne                  None

Vice President            Robert B. Jones                None

Vice President            Keith Keisling                 American Apartment Management Co.                Real estate management

Vice President            Agatha LaPaglia                None

Vice President            John Laughlin                  None

Vice President            David Long                     None

Vice President            Darren McGuire                 None

Vice President            Roxanne Morris                 None

Vice President            Sandra Ragland                 None

Vice President            Barbara Reedy                  None

Vice President            Linda Tripp                    None

Vice President            James West                     None

Vice President            Jacyne Woodcox                 None

Vice President            David Zandstra                 None

Trust Officer             Brian Johannsen                None

Trust Officer             Yvette Marion                  None

Trust Officer             Wayne Roberts                  None

Insurance Officer         John Keller                    None

President, First          Lew Weems                      Director, Martin & Co., Inc.(8)                  Investment adviser
Tennessee Bank-Knoxville

NOTES:

(1) J.L. Kellogg Graduate School of Management, 875 N. Michigan Ave., Suite 2945, Chicago, IL 60611

(2)    Golub Corporation, P O Box 1074, Schenectady, NY 12301

(3)    Golden Rule Insurance, 712 Eleventh Street, Lawrenceville, IL 62439

(4) Mid-America Apartment Communities, Inc., 6584 Poplar Ave., Ste. 340, Memphis, TN 38138

(5) First Tennessee Bank National Association and First Tennessee National Corporation, 165 Madison Avenue, Memphis, TN 38103

(6) Highland Capital Management Corp., 6077 Primacy Parkway, Suite 228, Memphis, TN 38117

(7)    First Horizon Merchant Services, Inc., 300 Court Ave., Memphis, TN 38103

(8) Martin & Company, Inc., Two Centre Square, 625 S. Gay Street, Suite 200, Knoxville, TN 37902

(9)    Pilot Corporation, 5508 Lonas Road, Knoxville, TN 37909

(10)   Pilot Travel Centers LLC, 5508 Lonas Road, Knoxville, TN 37909

(11)   Ruby Tuesday, Inc., 150 West Church Ave., Maryville, TN 37801

(12)   Harrah's Entertainment, Inc., 1023 Cherry Road, Memphis, TN 38117

(13)   Saks, Incorporated, 5810 Shelby Oaks Drive, Memphis, TN 38134

(14)   Coca Cola Enterprises, Inc., 2500 Windy Ridge Pkwy, Marietta, GA 30067

(15)   Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, FL 32809

(16)   Stein Mart, Inc., 1200 Riverplace Blvd., Jacksonville, FL 32207

(17) FelCor Lodging Trust, Inc., 545 East John Carpenter Freeway, Suite 1300, Irving, TX 75062-3933

(18)   Gaylord Entertainment, Inc., One Gaylord Drive, Nashville, TN 37214

(19) The H. T. Hackney Company, Fidelity Bldg., 502 S. Gay Street, Suite 300, Knoxville, TN 37902

(20)   Martin Marietta Materials, Inc., P. O. Box 30013, Raleigh, NC 27622-0013

(21)   Astec Industries, Inc., P O Box 72787, Chattanooga, TN 37407

(22) The ServiceMaster Company, 3250 Lacey Road, Suite 600, Downers Grove, IL 60515

(23)   J. Jill, P O Box 2006, Tilton, NH 03276-2006

(24)   Mid-South Minority Business Council, 411 W. Park Loop, Memphis, TN 38124

(25) First Tennessee Brokerage, Inc., 530 Oak Court Drive, Suite 200, Memphis, TN 38117

(26)   FT Insurance Corporation, 530 Oak Court Drive, Memphis, TN 38117

(27) First Horizon Insurance Services, Inc., 530 Oak Court Drive, Memphis, TN 38117

(28)   First Express Remittance Processing, 165 Madison Ave., Memphis, TN 38103

(29)   First Horizon Home Loan Corporation, 165 Madison Ave., Memphis, TN 38103

(30)   FT Mortgage Holding Corp., 4000 Horizon Way, Irving, TX 75063

(31)   FT Mortgage Services, Inc., 165 Madison Ave., Memphis, TN 38103

(32)   Federal Flood Certification Corporation, 6220 Gaston Ave., Dallas, TX
75214

(33)   First Horizon Mortgage Loan Corporation, 4000 Horizon Way, Irving, TX
75063

(34) FT Real Estate Securities Holding Company, Inc., 165 Madison Ave., Memphis, TN 38103

(35)   First Horizon Asset Securities, 4000 Horizon Way, Irving, TX 75063

(36)   FHRF, Inc., 4000 Horizon Way, Irving, TX 75063

(37)   FHEL, Inc., 4000 Horizon Way, Irving, TX 75063

(38)   FHTRS, Inc., 1105 N. Market Street, Suite 1300, Wilmington, DE 19801

(39)   FT Reinsurance Company, 7 Burlington Square, 6th Floor, Burlington, VT
05401

(40)   First Tennessee Foundation, Inc., 165 Madison Ave., Memphis, TN 38103

(41) FTN Premium Services, Inc., 3401 West End Ave., Suite 180, Nashville, TN 37203

(42) First Tennessee Equipment Finance Corporation, 165 Madison Ave., Memphis, TN 38103

                  HIGHLAND CAPITAL MANAGEMENT CORP. (HIGHLAND)
                        6077 PRIMACY PARKWAY, MEMPHIS, TN

POSITION                                                  OTHER BUSINESS                         TYPE OF
WITH HIGHLAND                   NAME                      CONNECTIONS                            BUSINESS
---------------------------------------------------------------------------------------------------------
Director, President             Steven Wishnia            None

Director,
Chairman of the Board           Paul H. Berz              None

Director,
Senior Vice President           David L. Thompson         None

Director                        J. Kenneth Glass          see FTB listing

Director                        Charles Burkett           see FTB listing

Senior Vice President           Stephen T. Ashby          None

Vice President                  Mark Cronin               None

                         MARTIN & COMPANY INC. (MARTIN)
                          625 S. GAY STREET, SUITE 200
                               KNOXVILLE, TN 37902

POSITION                                                  OTHER BUSINESS          TYPE OF
WITH MARTIN                     NAME                      CONNECTIONS             BUSINESS
------------------------------------------------------------------------------------------
Director                        Charles Burkett           See FTB Listing

Director                        Ted Flickinger

Director                        A. David Martin

Director                        Larry B. Martin           See FTB Listing

Director                        K. Newton Raff            See FTB Listing

Director                        Frank Schriner            See FTB Listing

Director                        Lew Weems                 See FTB Listing

Director                        William E. Woodson, Jr.

Chief Financial

Officer                         David Jagels

Senior Vice
President                       Michael Holt

Vice President                  Gary Hoemann

Vice President                  Charles Stewart

Vice President                  Ralph Herbert

Vice President                  John Hea

                 BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DELAWARE

         BlackRock Institutional Management Corporation ("BIMC") is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. BIMC's principal business address is 100 Bellevue Parkway, Wilmington, DE 19809. BIMC is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BIMC is as follows:

      NAME AND POSITION WITH BIMC              OTHER COMPANY               POSITION WITH OTHER COMPANY
      ---------------------------              -------------               ---------------------------
      Paul L. Audet                            BlackRock Provident         Treasurer
        Director                               Institutional Funds
                                               Wilmington, DE

                                               BlackRock Funds             Treasurer
                                               Wilmington, DE

                                               BlackRock Capital           Director
                                               Management, Inc.
                                               Wilmington, DE

                                               BlackRock Advisors, Inc.    Director
                                               Wilmington, DE

                                               BlackRock Financial         Chief Financial Officer &
                                               Management, Inc.            Managing Director
                                               New York, NY

                                               BlackRock (Japan), Inc.     Chief Financial Officer &
                                               New York, NY                Managing Director

                                               BlackRock International,    Chief Financial Officer &
                                               Ltd.                        Managing Director
                                               Edinburgh, Scotland

                                               BlackRock, Inc.
                                               New York, NY

      Laurence J. Carolan                      BlackRock Capital           Managing Director & Director
        Managing Director and Director         Management, Inc.
                                               Wilmington, DE

                                               BlackRock, Inc.             Managing Director
                                               New York, NY

                                               BlackRock Advisors, Inc.    Managing Director & Director
                                               Wilmington, DE

      Robert P. Connolly                       BlackRock Capital           Managing Director, General
        Managing Director, General             Management, Inc.            Counsel & Secretary
        Counsel and Secretary                  Wilmington, DE

                                               BlackRock, Inc.             Managing Director, General
                                               New York, NY                Counsel & Secretary


                                               BlackRock International,    Managing Director, General
                                               Ltd.                        Counsel & Secretary
                                               Edinburgh, Scotland

                                               BlackRock (Japan), Inc.     Managing Director, General
                                               New York, NY                Counsel & Secretary

                                               BlackRock Advisors, Inc.    Managing Director, General
                                               Wilmington, DE              Counsel & Secretary

                                               BlackRock Financial         Managing Director, General
                                               Management, Inc.            Counsel & Secretary
                                               New York, NY

                                               BlackRock Investments,      General Counsel & Secretary
                                               Inc.

                                               New York, NY

      Laurence D. Fink                         BlackRock Funds             President  & Trustee
        Chief Executive Officer                Wilmington, DE

                                               BlackRock Capital           Chief Executive Officer
                                               Management, Inc.
                                               Wilmington, DE

                                               BlackRock, Inc.             Chairman & CEO
                                               New York, NY

                                               BlackRock International,    Chairman & CEO
                                               Ltd.
                                               Edinburgh, Scotland

                                               BlackRock (Japan), Inc.     Chairman & CEO
                                               New York, NY

                                               BlackRock Investments,      Chairman & CEO
                                               Inc.
                                               New York, NY

                                               BlackRock Advisors, Inc.    Chief Executive Officer
                                               Wilmington, DE

                                               BlackRock Financial         Chairman & CEO
                                               Management, Inc.
                                               New York, NY

                                               BlackRock HPB               Director
                                               Management LLC
                                               New York, NY

      Robert S. Kapito                         BlackRock Capital           Vice Chairman & Director
        Vice Chairman and Director             Management, Inc.
                                               Wilmington, DE

                                               BlackRock International,    Vice Chairman & Director
                                               Ltd.
                                               Edinburgh, Scotland

                                               BlackRock, Inc.             Vice Chairman
                                               New York, NY

                                               BlackRock Advisors, Inc.    Vice Chairman & Director
                                               Wilmington, DE

                                               BlackRock (Japan), Inc.     Vice Chairman & Director
                                               New York, NY

                                               BlackRock Investments,      Director
                                               Inc.
                                               New York, NY

                                               BlackRock Financial         Vice Chairman & Director
                                               Management, Inc.
                                               New York, NY

      Kevin M. Klingert                        BlackRock Capital           Managing Director & Director
        Managing Director and Director         Management, Inc.
                                               Wilmington, DE

                                               BlackRock, Inc.             Managing Director
                                               New York, NY

                                               BlackRock Advisors, Inc.    Managing Director & Director
                                               Wilmington, DE

                                               BlackRock Financial         Managing Director
                                               Management, Inc.
                                               New York, NY

      John P. Moran                            BlackRock Capital           Managing Director & Director
        Managing Director and Director         Management, Inc.
                                               Wilmington, DE

                                               BlackRock, Inc.             Managing Director
                                               New York, NY

                                               BlackRock Advisors, Inc.    Managing Director & Director
                                               Wilmington, DE

                                               BlackRock Investments,      President
                                               Inc.
                                               New York, NY

      Thomas H. Nevin                          BlackRock Capital           Managing Director & Director
        Managing Director and Director         Management, Inc.
                                               Wilmington, DE

                                               BlackRock, Inc.             Managing Director
                                               New York, NY

                                               BlackRock Advisors, Inc.    Managing Director & Director
                                               Wilmington, DE

                                               BlackRock Financial         Managing Director
                                               Management, Inc.
                                               New York, NY

      Ralph L. Schlosstein                     BlackRock Provident         Chairman & President
        President and Director                 Institutional Funds
                                               Wilmington, DE

                                               BlackRock Capital           President & Director
                                               Management, Inc.
                                               Wilmington, DE

                                               BlackRock, Inc.             President & Director
                                               New York, NY

                                               BlackRock International,    President & Director
                                               Ltd.
                                               Edinburgh, Scotland

                                               BlackRock (Japan), Inc.     President & Director
                                               New York, NY

                                               BlackRock Investments,      Director
                                               Inc.
                                               New York, NY

                                               BlackRock Advisors, Inc.    President & Director
                                               Wilmington, DE

                                               BlackRock Financial         President & Director
                                               Management, Inc.
                                               New York, NY

                                               BlackRock HPB               Director

                                               Management LLC
                                               New York, NY

      Keith T. Anderson                        BlackRock Capital           Managing Director
        Managing Director                      Management, Inc.
                                               Wilmington, DE

                                               BlackRock, Inc.             Managing Director
                                               New York, NY

                                               BlackRock Advisors, Inc.    Managing Director
                                               Wilmington, DE

                                               BlackRock Financial         Managing Director
                                               Management, Inc.
                                               New York, NY

                                               BlackRock International,    Managing Director
                                               Ltd.
                                               Edinburgh, Scotland

                                               BlackRock (Japan), Inc.     Managing Director
                                               New York, NY

                           DELAWARE MANGEMENT COMPANY
                               2005 MARKET STREET
                           PHILADELPHIA, PENNSYLVANIA

     Delaware Management Company is organized as a series of Delaware Management Business Trust ("DMBT"), a business trust organized under the laws of the State of Delaware. The list required by this Item 26 of officers and directors of DMBT, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by DMBT pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-32108).


Item 27.            Principal Underwriters

(1) The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, Stonebridge

                    Growth Fund, Inc., Stonebridge Aggressive Growth Fund, Inc., SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust, Select Sector SPDR Trust, Nasdaq 100 Trust, Firsthand Funds, Holland Balanced Fund, Financial Investors Variable Insurance Trust, State Street Institutional Investment Trust, Ameristock Mutual Fund, Inc., Davis Park Series Trust, W.P. Stewart & Co. Growth Fund, Inc., Accessor Funds, Inc., Aristata Mutual Funds, BLDRS Index Fund Trust, Black Diamond Funds, Wasatch Funds and Williams Capital Management Trust.

(b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:

NAME AND PRINCIPAL     POSITIONS AND OFFICES WITH    POSITIONS AND OFFICES WITH
BUSINESS ADDRESS*      REGISTRANT                    UNDERWRITER
------------------     --------------------------    --------------------------
W. Robert Alexander    None                          Chairman, Chief Executive Officer
                                                     and Secretary

Thomas A. Carter       None                          Chief Financial Officer and Director

Edmund J. Burke        None                          President and Director

Jeremy May             Treasurer                     Senior Vice President and Director

Robert Szydlowski      None                          Vice President

Rick A. Pederson       None                          Director


*  All Addresses are 1625 Broadway, Suite 2200, Denver, Colorado  80202

Item 28.            Location of Accounts and Records

                    First Tennessee Bank National Association, located at 530 Oak Court Dr., Suite 200, Memphis, Tennessee, Highland Capital Management Corp., located at 6077 Primacy Parkway, Memphis, Tennessee, BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware, Delaware Management Company, located at 2005 Market Street, Philadelphia, Pennsylvania, Martin & Company, Inc., located at Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, Tennessee, and ALPS Distributors, Inc., located at 1625 Broadway, Suite 2200, Denver, Colorado, will maintain physical possession of each such account, book or other documents of the Trust, except for those documents relating to custody services maintained by the Trust's Custodian, State Street Bank and Trust Company, 1776 Heritage Drive - JAB2N, North Quincy, MA and those transfer agent, records maintained by the Trust's Transfer Agent, State Street Bank and Trust Company at the same address listed above.

Item 29.            Management Services

                    Not Applicable.

Item 30.            Undertakings

                    The Registrant, on behalf of each Portfolio undertakes, provided the information required by Item 5A is contained in the Annual Report, to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

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                                   Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 29 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Memphis, and State of Tennessee, on the 28th day of October, 2003.

FIRST FUNDS

By: /s/Richard C. Rantzow*
    ----------------------
Richard C. Rantzow, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/Richard C. Rantzow
---------------------
Richard C. Rantzow*              Trustee                       October 28, 2003


/s/John A. DeCell
-----------------
John A. DeCell*                  Trustee                       October 28, 2003


/s/Larry W. Papasan
-------------------
Larry W. Papasan*                Trustee                       October 28, 2003


/s/George P. Lewis
------------------
George P. Lewis**                Trustee and President         October 28, 2003


/s/ Charles Burkett
-------------------
Charles Burkett                  Trustee                       October 28, 2003


/s/ Jeremy O. May                Treasurer                     October 28, 2003
-----------------
Jeremy O. May

*Signature affixed by Desiree M. Franklin pursuant to a power of attorney dated September 25, 1998, and incorporated herein by reference to Post-Effective Amendment No. 16 to the Trust's Registration Statement.
**Signature affixed by Desiree M. Franklin pursuant to a power of attorney dated April 10, 2003, which is filed electronically herewith.

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                                INDEX TO EXHIBITS
                                   FIRST FUNDS

EXHIBIT NUMBER

(a)(5)            Amended and Restated Declaration of Trust dated as of August
                  5, 2003.
(h)(5) Form of Amended and Restated Administration Agreement between First Funds and ALPS Mutual Funds Services, Inc.
(h)(6) Form of Amended and Restated Administration Agreement Co-Administrator between First Funds and First Tennessee Bank National Association
(h)(7)            Form of Power of Attorney dated April 10, 2003
(i)               Opinion of Baker, Donelson, Bearman & Caldwell, Counsel to
                  Registrant.

(j)               Consent of Independent Public Accountants Deloitte & Touche
                  LLP.

(m)(5)            Form of Distribution Plan for First Funds Class I shares.
(m)(6) Form of Amended Distribution Plan for First Funds Class A shares.
(m)(7) Form of Amended Distribution Plan for First Funds Class B shares.
(m)(8) Form of Amended Distribution Plan for First Funds Class C shares.